EXECUTION

MASTER SERVICING AND TRUST AGREEMENT

Dated as of March 1, 2004

_________________

among

GS MORTGAGE SECURITIES CORP., as Depositor,

CHASE MANHATTAN MORTGAGE CORPORATION, as Master Servicer,

WACHOVIA BANK, NATIONAL ASSOCIATION, as Trustee

and

JPMORGAN CHASE BANK, as Securities Administrator

GSAMP TRUST 2004-SEA1 MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-SEA1

TABLE OF CONTENTS

Page

ARTICLE I DEFINITIONS; RULES OF CONSTRUCTION

1.01

Definitions

4

1.02

Use of Words and Phrases.

43

1.03

Captions; Table of Contents

43

1.04

Opinions.

43

1.05

Allocation of Certain Interest Shortfalls.

43

ARTICLE II ESTABLISHMENT AND ORGANIZATION OF THE TRUST

2.01

Establishment of the Trust

44

2.02

Office.

44

2.03

Purposes and Powers.

44

2.04

Appointment of The Trustee; Declaration of Trust.

44

2.05

Expenses of the Trust.

44

2.06

Ownership of the Trust.

45

2.07

Situs of the Trust.

45

2.08

The Mortgage Loans.

45

2.09

The Certificates.

45

2.10

Indemnification With Respect to Certain Taxes and Loss of Remic Status.

45

ARTICLE III REPRESENTATIONS, WARRANTIES AND COVENANTS
OF THE DEPOSITOR; REMEDIES UPON BREACHES

3.01

Representations and Warranties of the Depositor.

46

3.02

[Reserved]

49

3.03

Remedies Upon Breach of Representations and Warranties by the
Depositor or a Seller.

49

3.04

Conveyance of the Mortgage Loans.

50

3.05

Acceptance by Trustee; Certification by Trustee.

54

3.06

Nonqualified Mortgage Loan.

56

ARTICLE IV ISSUANCE AND SALE OF CERTIFICATES

4.01

Issuance of Certificates.

56

4.02

Sale of Certificates.

56

ARTICLE V THE CERTIFICATES

5.01

The Certificates.

57

5.02

Register; Registration Of Transfer And Exchange Of Certificates.

58

5.03

Mutilated, Destroyed, Lost Or Stolen Certificates.

63

5.04

Persons Deemed Owners

63

5.05

Access To List Of Certificateholders’ Names And Addresses

64

5.06

Maintenance Of Office Or Agency

64

ARTICLE VI COVENANTS

6.01

Distributions.

64

6.02

Money for Distributions to be Held in Trust; Withholding.

64

6.03

Protection Of Trust Estate.

66

6.04

Performance of Obligations.

67

6.05

Negative Covenants.

67

6.06

No Other Powers.

68

6.07

Limitation of Suits

68

6.08

Unconditional Rights of Owners to Receive Distributions.

69

6.09

Rights and Remedies Cumulative.

69

6.10

[Reserved]

69

6.11

Control By Depositor or Owners.

69

6.12

Indemnification.

70

ARTICLE VII PAYMENTS TO THE CERTIFICATEHOLDERS

7.01

Establishment of the collection accounts, the Master Servicer Account and the Certificate Account; Deposits in the collections accounts, the master servicer account and the Certificate Account; Permitted Withdrawals from Certificate Account.

71

7.02

Monthly Advances by Master Servicer or Securities Administrator.

72

7.03

compensating interest.

73

7.04

Investment of Accounts.

73

7.05

Eligible Investment.

74

7.06

Priority and Subordination of Distributions.

75

7.07

Allocation of Realized Losses

79

7.08

Statements.

80

7.09

[Reserved].

85

7.10

Reserve Fund.

85

7.11

Management and Disposition of REO Property.

86

7.12

Filings with the Commission.

87

ARTICLE VIII TERMINATION OF SERVICING ARRANGEMENTS

8.01

Termination and Substitution of Servicer.

88

8.02

Notification to Certificateholders.

89

ARTICLE IX ADMINISTRATION AND SERVICING OF MORTGAGE
LOANS BY MASTER SERVICER

9.01

Duties of the Master Servicer; Enforcement of Servicer’s and Master Servicer’s Obligations.

89

9.02

Maintenance of Fidelity Bond and Errors and Omissions Insurance.

90

9.03

Representations and Warranties of the Master Servicer.

91

9.04

Master Servicer Events of Default.

93

9.05

Waiver of Default.

95

9.06

Successor to the Master Servicer.

95

9.07

Fees and Other Amounts Payable to the Master Servicer.

96

9.08

Merger or Consolidation.

97

9.09

Resignation of Master Servicer.

97

9.10

Assignment or Delegation of Duties by the Master Servicer.

97

9.11

Limitation on Liability of the Master Servicer and Others.

98

9.12

Indemnification; Third-Party Claims.

98

ARTICLE X TERMINATION OF TRUST

10.01

Termination of Trust.

99

10.02

Termination Upon Option of Certificateholders.

100

10.03

Termination Upon Loss of REMIC Status.

100

10.04

Disposition of Proceeds.

101

10.05

Final Distribution On The Certificates.

101

ARTICLE XI THE TRUSTEE

11.01

Certain Duties and Responsibilities

102

11.02

Certain Rights of the Trustee

105

11.03

Not Responsible for Recitals or Issuance of Certificates

106

11.04

May Hold Certificates

107

11.05

Money Held in Trust

107

11.06

Compensation and Reimbursement; No Lien for Fees

107

11.07

Corporate Trustee Required; Eligibility

107

11.08

Resignation and Removal; Appointment of Successor

108

11.09

Acceptance of Appointment by Successor Trustee

110

11.10

Merger, Conversion, Consolidation or Succession to Business of the Trustee

110

11.11

Liability of the Trustee

111

11.12

Appointment of Co-Trustee or Separate Trustee

111

11.13

Appointment of Custodian

113

ARTICLE XII CONCERNING THE SECURITIES ADMINISTRATOR

12.01

Certain Matters Affecting the Securities Administrator.

113

12.02

Securities Administrator Not Liable for Certificates or Mortgage Loans.

116

12.03

Securities Administrator May Own Certificates.

116

12.04

Securities Administrator's Expenses.

116

12.05

Reporting; Withholding

117

12.06

Resignation and Removal of the Securities Administrator.

117

12.07

Successor Securities Administrator.

118

12.08

Representations and Warranties of the Securities Administrator.

119

ARTICLE XIII MISCELLANEOUS

13.01

Compliance Certificates and Opinions

120

13.02

Form of Documents Delivered to the Trustee.

120

13.03

Acts of Owners

121

13.04

Notices, etc. to Trustee

122

13.05

Notices and Reports to Owners; Waiver of Notices

122

13.06

Rules by Trustee

123

13.07

Successors and Assigns

123

13.08

Severability

123

13.09

Benefits of Agreement

123

13.10

Legal Holidays

123

13.11

Governing Law; Submission to Jurisdiction

124

13.12

Counterparts

124

13.13

[Reserved]

124

13.14

Amendment

124

13.15

Paying Agent; Appointment and Acceptance of Duties

125

13.16

REMIC Status

126

13.17

Additional Limitation on Action and Imposition of Tax on the Trust REMICs.

129

13.18

Tax Matters Person

130

13.20

Notices

130

EXHIBITS AND SCHEDULES

Schedule I

Schedule of Mortgage Loans

Exhibit A-1

Form of Offered Certificate

Exhibit A-2

Form of Class X Certificate

Exhibit A-3

Form of Class P Certificate

Exhibit A-4

Form of Residual Certificate

Exhibit B

Form of Initial Certification

Exhibit C

[Reserved]

Exhibit D

[Reserved]

Exhibit E

Form of Certification to be provided with Form 10-K

Exhibit F

Form of Master Servicer Certification

Exhibit G

Form of Transfer Affidavit

Exhibit H

Form of Transferor Certificate

Exhibit I

Form of Rule 144A Letter

Exhibit J

Form of ERISA Transfer Affidavit

Exhibit K

List of Original Sellers, Sale Agreements and Assignment Agreements

Exhibit L

Form of Custodial Agreement

MASTER SERVICING AND TRUST AGREEMENT (this “Agreement”), relating to GSAMP TRUST 2004-SEA1 (the “Trust”), dated as of March 1, 2004, by and among GS MORTGAGE SECURITIES CORP., a Delaware corporation, as depositor (the “Depositor”), CHASE MANHATTAN MORTGAGE CORPORATION, a New Jersey corporation (the “Master Servicer”), WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as trustee (the “Trustee”) and JPMORGAN CHASE BANK, a New York banking corporation, as securities administrator (the “Securities Administrator”).

WHEREAS, the Depositor wishes to establish the Trust and to provide for the allocation and sale of the beneficial interests therein and the maintenance and distribution thereof;

WHEREAS, Master Servicer has agreed, pursuant to this Agreement, to master service the Mortgage Loans which will constitute the principal assets of the Trust Estate (as defined herein) pursuant to the terms hereof;

WHEREAS, all things necessary to make the Certificates, when executed by the Trustee and authenticated by the Securities Administrator, valid instruments, and to make this Agreement a valid agreement, in accordance with their and its terms, have been done;

WHEREAS, Wachovia Bank, National Association is willing to serve in the capacity of Trustee hereunder; and

WHEREAS, JPMorgan Chase Bank is willing to serve in the capacity of Securities Administrator hereunder;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Depositor, the Master Servicer, the Trustee and the Securities Administrator hereby agree as follows:

CONVEYANCE

The Depositor hereby bargains, sells, conveys, assigns and transfers to the Trustee on behalf of the Trust, without recourse (except as otherwise provided herein) and for the exclusive benefit of the Owners of the Certificates, all of its rights, title and interests of every kind and nature whatsoever, whether now owned and existing or hereafter acquired or arising, in and to the following: (a) the Mortgage Loans listed in Schedule I to this Agreement, which the Depositor is causing to be delivered to the Trustee concurrently herewith, together with the related Other Assets, including, without limitation, the related Servicing Files and other Records and the Depositor's interest in any Mortgaged Property securing a Mortgage Loan which has been acquired by foreclosure or deed in lieu of foreclosure, all contract rights and general intangibles in respect of the foregoing, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) the rights and interests (but not the obligations) of Depositor in, to and under the Sale and Warranties Agreement and each of the Sale Agreements and each of the Assignment Agreements, (c) such amounts as may be held from time to time by the Securities Administrator in the Certificate Account, the Basis Risk Reserve Fund or any other accounts for the benefit of the Owners of the Certificates, together with all cash, securities, investments or other assets (including Eligible Investments) credited thereto including any investment earnings thereon, and such cash, securities, investments or other assets as may be held in any other Account, including the Collection Account and the Master Servicing Account; and (d) any and all Proceeds of all the foregoing (including, but not by way of limitation, any amounts relating to the Mortgage Loans received from the Sellers through the enforcement of the relevant provisions of the applicable Sale Agreement, all proceeds of any mortgage insurance, hazard insurance, flood insurance and title insurance policy relating to the Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing).  All of the items in clauses (a)-(d) above are collectively referred to herein as the “Trust Estate”.

The Trustee acknowledges such sale, accepts the Trust hereunder in accordance with the provisions hereof and agrees to perform the duties herein to the end that the interests of the Owners may be adequately and effectively protected.

REMIC I

As provided herein, the Trustee will make an election to treat the segregated pool of assets consisting of the Mortgage Loans and certain other related assets subject to this Agreement as a real estate mortgage investment conduit (a “REMIC”) for federal income tax purposes, and such segregated pool of assets will be designated as “REMIC I.” The Class R-I Interest will represent the sole class of “residual interests” in REMIC I for purposes of the REMIC Provisions (as defined herein) under federal income tax law. The following table irrevocably sets forth the designation, remittance rate (the “Uncertificated REMIC I Pass-Through Rate”) and initial Uncertificated Principal Balance for each of the “regular interests” in REMIC I (the “REMIC I Regular Interests”). The “latest possible maturity date” (determined solely for purposes of satisfying Treasury regulation Section 1.860G-1(a)(4)(iii)) for each REMIC I Regular Interest shall be the 396th Distribution Date. None of the REMIC I Regular Interests will be certificated.

Designation	Uncertificated REMIC I Pass-Through Rate	Uncertificated Principal Balance	Corresponding Class of Certificates
LT-A1A	Variable(1)	$41,204,500.00	A1A
LT-A1B	Variable(1)	7,895,000.00	A1B
LT-A2	Variable(1)	8,664,500.00	A2
LT-M1	Variable(1)	3,851,000.00	M1
LT-M2	Variable(1)	1,123,000.00	M2
LT-B1	Variable(1)	321,000.00	B1
LT-B2	Variable(1)	321,000.00	B2
LT-B3	Variable(1)	321,000.00	B3
LT-ZZ(4)	Variable(1)	(2)	N/A
R-I	(3)	(3)	N/A

_____________

(1)

Calculated as provided in the definition of Uncertificated REMIC I Pass-Through Rate.

(2)

This REMIC IV Regular Interest shall have an initial principal balance equal to the excess of (i) the Pool Balance as of the Cut-off Date over (ii) the aggregate initial principal balance of each other REMIC I Regular Interest.

(3)

The Class R-I Interest is the sole class of residual interest in REMIC I.  It does not have an interest rate or a principal balance.

(4)

This interest shall also be entitled to the Class P Distributable Amount on each Distribution Date.

REMIC II

As provided herein, the Trustee will elect to treat the segregated pool of assets consisting of the REMIC I Regular Interests as a REMIC for federal income tax purposes, and such segregated pool of assets will be designated as REMIC II. The Class R-II Interest will represent the sole class of “residual interests” in REMIC II for purposes of the REMIC Provisions under federal income tax law. The following table irrevocably sets forth the designation, Pass-Through Rate, aggregate Initial Certificate Principal Balance and Final Scheduled Distribution Date for each Class of Certificates, each of which (other than the Class R-II and Class P Certificates) represents “regular interests” in REMIC II. The “latest possible maturity date” (determined solely for purposes of satisfying Treasury Regulation Section 1.860G-1(a)(4)(iii)) for each Class of Certificates shall be the 396th Distribution Date.

Designation	Pass-Through Rate	Aggregate Initial Certificate Principal Balance	Final Scheduled Distribution Date
Class A-1A	(1)	$82,409,000.00	October 25, 2033
Class A-1B	(1)	15,790,000.00	October 25, 2033
Class A-2	(1)	17,329,000.00	October 25, 2033
Class M-1	(1)	7,702,000.00	October 25, 2033
Class M-2	(1)	2,246,000.00	October 25, 2033
Class B-1	(1)	642,000.00	October 25, 2033
Class B-2	(1)	642,000.00	October 25, 2033
Class B-3	(1)	642,000.00	October 25, 2033
Class X	(2)	(2)	October 25, 2033
Class P	(3)	$100.00	N/A
R-II	(4)	(4)	N/A

_______________

(1)

Interest will accrue at a rate equal to the Pass-Through Rate, as defined herein.

(2)

The Class X Certificates have a notional balance equal to the aggregate principal balance of the REMIC I Regular Interests (that is, the aggregate Stated Principal Balance of the Mortgage Loans).  For any Distribution Date, the Pass-Through Rate in respect of the Class X Certificates shall be the excess of: (i) the Adjusted WAC Rate over (ii) the product of: (A) two and (B) the weighted average Pass-Through Rate of the REMIC I Accretion Directed Classes and the Class LT-ZZ Interest, where the Class LT-ZZ Interest is subject to a cap equal to zero and each remaining REMIC I Regular Interest is subject to a cap equal to the Pass-Through Rate on its Corresponding Class.  The Class X Certificates shall also be entitled to principal equal to the excess of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date (less $100.00) over the aggregate Certificate Balance of the Offered Certificates as of the Closing Date.  Such principal balance shall not bear interest.

(3)

The Class P Certificate shall be entitled to the Class P Distributable Amount on each Distribution Date.

(4)

The Class R-II Interest is the sole class of residual interest in REMIC II.  It does not have an interest rate or a principal balance.

ARTICLE I

DEFINITIONS; RULES OF CONSTRUCTION

1.01

DEFINITIONS

For all purposes of this Agreement, the following terms shall have the meanings set forth below, unless the context clearly indicates otherwise:

“ABN AMRO” ABN AMRO Mortgage Group, Inc., and its successors and assigns, as Servicer of the ABN AMRO Mortgage Loans.

“ABN AMRO Mortgage Loans”:  The Mortgage Loans included as part of Schedule I-A hereto that are serviced by ABN AMRO pursuant to the ABN AMRO Servicing Agreement.

“Account”:  The Certificate Account, Escrow Account, Basis Risk Reserve Fund, Master Servicing Account or Collection Account (including any sub-accounts of any of the foregoing), established and held in trust by the Servicers, the Master Servicer or the Securities Administrator for the benefit of the Certificateholders. The obligation to establish and maintain the Accounts is not delegable.

“Accrual Period”:  With respect to any Distribution Date and the Offered Certificates, the period from and including the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date) to, but excluding such Distribution Date.

“Accrued Certificate Interest”:  For any Distribution Date and any Class of REMIC I Regular Interests and the Class X Certificates, the product of the Certificate Balance as of the close of the preceding Distribution Date and the applicable Pass-Through Rate of such Class of Certificates, calculated using a 30/360 Day Count Fraction minus an amount equal to the portion allocable to such Class of Certificates as described in Section 1.05, if any, of the sum of (i) the aggregate of Compensating Interest Shortfalls and (ii) Relief Act Shortfalls, if any, for such Distribution Date.  For any Distribution Date and any Class of Certificates, other than the Class X Certificates, the product of the Certificate Balance as of the close of the preceding Distribution Date and the applicable Pass-Through Rate of such Class of Certificates, calculated using an Actual/360 Day Count Fraction minus an amount equal to the portion allocable to any Class of Certificates, if any, as described in Section 1.05, of the sum of (i) the aggregate of Compensating Interest Shortfalls and (ii) Relief Act Shortfalls, if any, for such Distribution Date.

“Actual Balance Mortgage Loans”:  The ABN AMRO Mortgage Loans, the EverHome Mortgage Loans, the GMACM Mortgage Loans and the Ocwen Mortgage Loans.

“Actual Principal Balance”:  With respect to any Actual Balance Mortgage Loan as of any date, its original principal balance, reduced by the principal portion of all payments that have been made on or before such date, and Realized Losses of principal on such Mortgage Loan realized prior to such date.  The Actual Principal Balance of a liquidated Mortgage Loan will equal zero.

“Adjustable Rate Mortgage Loan”:  Each of the Mortgage Loans identified in the Schedule of Mortgage Loans as having a Mortgage Rate that is subject to adjustment.

“Adjustment Date”: With respect to each Adjustable Rate Mortgage Loan, the first day of the month in which the Mortgage Rate of an Adjustable Rate Mortgage Loan changes pursuant to the related Mortgage Note. The first Adjustment Date following the Cut-off Date as to each Adjustable Rate Mortgage Loan is set forth in the Schedule of Mortgage Loans.

“Adjusted WAC Rate”:  With respect to any Distribution Date, the weighted average of the Net Rates of the Mortgage Loans, calculated based on the Actual Principal Balance thereof with respect to any Actual Balance Mortgage Loan and the Scheduled Principal Balance thereof with respect to any Scheduled Balance Mortgage Loans as of the beginning of the related Due Period for each Mortgage Loan and multiplied by a fraction having as its numerator 30 days and as its denominator, the actual number of days in the Due Period.  For federal income tax purposes, the equivalent of the foregoing shall be expressed as the weighted average of the Uncertificated REMIC I Pass-Through Rate on the REMIC I Regular Interests, weighted on the basis of the Uncertificated Principal Balance of each such REMIC I Regular Interest.  In addition, for purposes of compliance with the REMIC Provisions, the Adjusted WAC Rate, in the case of any Class X or Class B Certificates, shall be reduced by the aggregate amount of expenses of the REMIC Trusts that (i) do not constitute “unanticipated expenses” within the meaning of Treasury Regulation Section 1.8606-1(b)(3)(ii) and (ii) were not taken into account in determining the Adjusted WAC Rate of a Class of Certificates subordinate to such Certificate.

“Administrative Cost Rate”:  Shall mean 0.515% per annum with respect to each Mortgage Loan, in each case calculated on the basis of the same number of days as the number of days for which interest accrues during a Due Period for such Mortgage Loan.

“Advance”: The aggregate amount of the (i) advances made by a Servicer on any Servicer Remittance Date in respect of delinquent Monthly Payments pursuant to the applicable Servicing Agreement, (ii) any advances made by the Master Servicer (or by the Securities Administrator pursuant to Section 7.02 in the event the Master Servicer fails to make such advances as required) in respect of any such delinquent Monthly Payment pursuant to Section 7.02 and (iii) amounts necessary to preserve the Trust’s interest in the Mortgaged Premises or the Mortgage Loans, including without limitation, property taxes or insurance premiums not paid as required by the Mortgagor and advanced by the related Servicer or the Master Servicer (or by the Securities Administrator pursuant to Section 7.02 in the event the Master Servicer fails to make such advances as required).

“Affiliate”:  With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.  For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement”:  This Master Servicing and Trust Agreement, as it may be amended from time to time, including the Exhibits and Schedules hereto.

“Applied Realized Loss Amount”:  For any Distribution Date, as defined in Section 7.07(a).

“Appraisal”:  With respect to any Mortgage Loan, the appraisal conducted by a licensed appraiser or another valuation method commonly used by prudent lenders.

“Appraised Value”:  The value of the Mortgaged Property at the time of the Mortgage Loan’s origination as used by the originating lender in underwriting such Mortgage Loan.

“Assignment”:  With respect to each Mortgage Loan, the assignment of mortgage from the applicable Seller or any other prior owner of the Mortgage Loan to the Trustee.

“Assignment Agreements”:  Each of the Assignment, Assumption and Recognition Agreements described on Exhibit K hereto among the Seller, the Depositor and the related Original Seller assigning all of the Seller’s right, title and interest in and to the related Mortgage Loans and the related mortgage loan purchase agreement to the Depositor.

“Authorized Officer”:  With respect to any Person, any officer of such Person who is authorized to act for such Person in matters relating to this Agreement, and whose action is binding upon such Person, which with respect to the Depositor, the Trustee and each of the Servicers, initially includes those individuals whose names appear on the lists of Authorized Officers delivered at the Closing; and, with respect to the Securities Administrator, any officer assigned to the Institutional Trust Services/Global Debt Group (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer or any Officer of the Securities Administrator customarily performing functions similar to those performed by any of the above designated officers, and in each case having direct responsibility for the administration of this Agreement.

“Available Distribution Amount”:  With respect to any Distribution Date, the sum of (i) the Remittance Amounts received by the Securities Administrator from each Servicer for such Distribution Date and (ii) any Monthly Advance made by the Master Servicer or the Securities Administrator with respect to such Distribution Date.

“Bank of America” Bank of America, N.A., and its successors and assigns, as Servicer of the Bank of America Mortgage Loans.

“Bank of America Mortgage Loans”:  The Mortgage Loans included as part of Schedule I-A hereto that are serviced by Bank of America pursuant to the Bank of America Servicing Agreement.

“Bankruptcy Code”:  The United States Bankruptcy Code, 11 U.S.C. § 101, et seq., as amended.

“Bankruptcy Loan”:  A Mortgage Loan under which the Mortgagor is required to make monthly payments pursuant to a Bankruptcy Plan.

“Bankruptcy Plan”:  With respect to a Mortgage Loan, the confirmed bankruptcy plan under the Bankruptcy Code pursuant to which the related Mortgagor is required to make the monthly payments of principal and interest set forth in such plan.

“Basic Principal Distribution Amount”:  With respect to any Distribution Date, the excess of (i) the Principal Remittance Amount over (ii) the Excess Overcollateralization Amount, if any, for such Distribution Date.

“Basis Risk Carry Forward Amount”:  With respect to each Class of Offered Certificates, as of any Distribution Date, the sum of (A) if on such Distribution Date the Pass-Through Rate for any Class of Offered Certificates is based upon the WAC Cap, the excess of (i) the amount of interest such Class of Offered Certificates would otherwise be entitled to receive on such Distribution Date had such rate been calculated at the Pass-Through Rate (without regard to the WAC Cap) for such Distribution Date, over (ii) the amount of interest payable on such Class of Offered Certificates at the WAC Cap, (B) the Basis Risk Carry Forward Amount for such Class of Certificates for all previous Distribution Dates not previously paid and (C) interest on the amount described in clause (B) at the applicable Pass Through Rate for such Class of Offered Certificates for such Distribution Date (without regard to the WAC Cap).

“Basis Risk Reserve Fund”:  The account established pursuant to Section 7.10 hereof.

“Book-Entry Certificate”: The Class A-1A, Class A-1B, Class A-2, Class M-1, Class M-2, Class B-1, Class B-2 and Class B-3 Certificates for so long as the Certificates of such Class shall be registered in the name of the Depository or its nominee.

“Business Day”:  Any day other than a Saturday, Sunday or a day on which banking institutions in New York, New York or New Jersey or the city in which the Corporate Trust Office or the principal office of the Securities Administrator, the Master Servicer or any Servicer is located are authorized or obligated by law or executive order to close.

“Certificate Account”:  The certificate account established in accordance with Section 7.01 and maintained either (i) in the corporate trust department of the Securities Administrator, which funds are uninvested, or (ii) in an Eligible Account subject to a securities account control agreement; provided that the funds in such account shall not be commingled with other funds held by the Securities Administrator.  As an alternative to the foregoing, the Securities Administrator may maintain the Certificate Account as a deposit account if the rights of the Securities Administrator in such deposit account are perfected pursuant to sections 9-104, 9-304, and 9-314 of the UCC.

“Certificate Balance”: As of any date of determination with respect to any Offered Certificate or Regular Interest  (other than the Class X Regular Interest and the Class X Certificates), (A) the initial Certificate Balance thereof minus (B) all amounts previously distributed as principal thereon, minus (C) all Applied Realized Loss Amounts previously applied to reduce the Certificate Balance thereof; provided, however, that the Certificate Balances of the Subordinated Certificates then outstanding will be increased in direct order of seniority by the amount of any Subsequent Recoveries distributed to any Class senior to such Class.  The Class R Certificates have no Certificate Balance.  The Class X Certificate Balance shall be equal to the excess, if any, of (A) the aggregate Uncertificated Principal Balance of the REMIC I Regular Interests over (B) the then aggregate Certificate Balance of the Offered Certificates.

“Certificateholder” or “Holder”:  Each Person in whose name a Certificate is registered in the Register, except that, solely for the purposes of giving any consent, waiver, request or demand pursuant to this Agreement, any Certificate registered in the name of a Servicer, the Master Servicer or any Depositor, or any Affiliate of any of them, shall be deemed not to be outstanding (except that in determining whether the Securities Administrator shall be protected in relying upon any such consent, waiver, request or demand, only Certificates that an Authorized Officer actually knows to be so owned shall be disregarded) and the undivided Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Certificates necessary to effect any such consent, waiver, request or demand has been obtained.  When used with respect to any Class of Certificates, a Certificateholder or Holder of such Class of Certificates, as the case may be.

“Certificates”:  The Offered Certificates and the Private Certificates.

“Civil Relief Act”:  The Servicemembers Civil Relief Act, as amended or applicable similar state or local laws.

“Class”:  Any class of Certificates.

“Class A Certificate”:  Any one of the Certificates designated hereunder Class A-1A, Class A-1B or Class A-2 Certificates.

“Class A Principal Distribution Amount”:  With respect to any Distribution Date on or after the Stepdown Date and on which a Trigger Event is not in effect, the excess of (x) the aggregate Certificate Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 80.00% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (with respect to any Scheduled Balance Mortgage Loan, after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Due Period) and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (with respect to any Scheduled Balance Mortgage Loan, after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Due Period) minus the Overcollateralization Floor.

“Class A-1A Certificate”:  Any one of the Certificates designated as a Class A-1A Certificate hereunder and substantially in the form annexed hereto as Exhibit A-1, executed by the Trustee and authenticated and delivered by the Securities Administrator, representing the right to distributions as set forth herein.

“Class A-1B Certificate”:  Any one of the Certificates designated as a Class A-1B Certificate hereunder and substantially in the form annexed hereto as Exhibit A-1, executed by the Trustee and authenticated and delivered by the Securities Administrator, representing the right to distributions as set forth herein.

“Class A-2 Certificate”:  Any one of the Certificates designated as a Class A-2 Certificate hereunder and substantially in the form annexed hereto as Exhibit A-1, executed by the Trustee and authenticated and delivered by the Securities Administrator, representing the right to distributions as set forth herein.

“Class B Certificate”:  Any one of the Certificates designated hereunder as Class B-1, Class B-2 or Class B-3 Certificates.

“Class B-1 Certificate”:  Any one of the Certificates designated as a Class B-1 Certificate hereunder and substantially in the form annexed hereto as Exhibit A-1, executed by the Trustee and authenticated and delivered by the Securities Administrator, representing the right to distributions as set forth herein.

“Class B-1 Principal Distribution Amount”:  With respect to any Distribution Date on or after the Stepdown Date and on which a Trigger Event is not in effect, the excess of (x) the sum of (i) the Certificate Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date) and (iv) the Certificate Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 96.50% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (with respect to any Scheduled Balance Mortgage Loan, after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Due Period) and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (with respect to any Scheduled Balance Mortgage Loan, after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Due Period) minus the Overcollateralization Floor.

“Class B-2 Certificate”:  Any one of the Certificates designated as a Class B-2 Certificate hereunder and substantially in the form annexed hereto as Exhibit A-1, executed by the Trustee and authenticated and delivered by the Securities Administrator, representing the right to distributions as set forth herein.

“Class B-2 Principal Distribution Amount”:  With respect to any Distribution Date on or after the Stepdown Date and on which a Trigger Event is not in effect, the excess of (x) the sum of (i) the Certificate Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date) and (iv) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 97.50% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (with respect to any Scheduled Balance Mortgage Loan, after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Due Period) and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (with respect to any Scheduled Balance Mortgage Loan, after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Due Period) minus the Overcollateralization Floor.

“Class B-3 Certificate”:  Any one of the Certificates designated as a Class B-3 Certificate hereunder and substantially in the form annexed hereto as Exhibit A-1, executed by the Trustee and authenticated and delivered by the Securities Administrator, representing the right to distributions as set forth herein.

“Class B-3 Principal Distribution Amount”:  With respect to any Distribution Date on or after the Stepdown Date and on which a Trigger Event is not in effect, the excess of (x) the sum of (i) the Certificate Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iv) the Certificate Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (v) the Certificate Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date) and (vi) the Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 98.50% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (with respect to any Scheduled Balance Mortgage Loan, after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Due Period) and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (with respect to any Scheduled Balance Mortgage Loan, after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Due Period) minus the Overcollateralization Floor.

“Class M Certificate”:  Any one of the Certificates designated hereunder as Class M-1 Certificates or Class M-2 Certificates.

“Class M-1 Certificate”:  Any one of the Certificates designated as a Class M-1 Certificate hereunder and substantially in the form annexed hereto as Exhibit A-1, executed by the Trustee and authenticated and delivered by the Securities Administrator, representing the right to distributions as set forth herein.

“Class M-1 Principal Distribution Amount”:  With respect to any Distribution Date on or after the Stepdown Date and on which a Trigger Event is not in effect, the excess of (x) the sum of (i) the Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 92.00% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (with respect to any Scheduled Balance Mortgage Loan, after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Due Period) and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (with respect to any Scheduled Balance Mortgage Loan, after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Due Period) minus the Overcollateralization Floor.

“Class M-2 Certificate”:  Any one of the Certificates designated as a Class M-2 Certificate hereunder and substantially in the form annexed hereto as Exhibit A-1, executed by the Trustee and authenticated and delivered by the Securities Administrator, representing the right to distributions as set forth herein.

“Class M-2 Principal Distribution Amount”:  With respect to any Distribution Date on or after the Stepdown Date and on which a Trigger Event is not in effect, the excess of (x) the sum of (i) the Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (iii) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 95.50% and (ii) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (with respect to any Scheduled Balance Mortgage Loan, after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Due Period) and (B) the aggregate Stated Principal Balance of the Mortgage Loans as of the last day of the related Due Period (with respect to any Scheduled Balance Mortgage Loan, after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced and unscheduled collections of principal received during the related Due Period) minus the Overcollateralization Floor.

“Class P Certificate”:  Any one of the Certificates designated as a Class P Certificate hereunder and substantially in the form annexed hereto as Exhibit A-3, executed by the Trustee and authenticated and delivered by the Securities Administrator, representing the right to distributions as set forth herein.

“Class P Distributable Amount”:  With respect to each Distribution Date, all Prepayment Penalties received during the related Due Period with respect to Mortgage Loans for which the Seller holds the servicing rights.

“Class R Certificate”:  Any one of the Certificates designated as a Class R Certificate hereunder and substantially in the form annexed hereto as Exhibit A-4, executed by the Trustee and authenticated and delivered by the Securities Administrator, evidencing the Class R-I Interest and the Class R-II Interest and representing the right to distributions as set forth herein.

“Class R-I Interest”:  The uncertificated residual interest in REMIC I.

“Class R-II Interest”:  The uncertificated residual interest in REMIC II.

“Class X Certificate”:  Any one of the Certificates designated as a Class X Certificate hereunder and substantially in the form annexed hereto as Exhibit A-2, executed by the Trustee and authenticated and delivered by the Securities Administrator and representing the right to distributions as set forth herein.

“Class X Distribution Amount”:  Shall mean the amount to be distributed to the Class X Certificates pursuant to Section 7.06(b)(vi) less $100.00.

 “Closing”:  As defined in Section 4.02.

“Closing Date”:  On or about March 30, 2004.

“Code”:  The Internal Revenue Code of 1986, as amended, together with any regulations promulgated thereunder and in effect from time to time.

“Collection Account”:  The collection account or accounts identified in or established in connection with the Servicing Agreements.

“Collections”:  All cash collections and other cash proceeds of a Mortgage Loan received by a Servicer or any other Person, including all payments made by the related Mortgagor and all cash proceeds of the Related Security.

“Commission”:  The Securities and Exchange Commission.

“Compensating Interest”:  For any Distribution Date, (i) with respect to each Servicer other than Wells Fargo and Union Planters, the lesser of (a) the Prepayment Interest Shortfall, if any, for such Distribution Date, and (b) the Servicing Fee payable to the related Servicer for such Distribution Date, and (ii) with respect to Wells Fargo and Union Planters, the Prepayment Interest Shortfall for such Distribution Date.

“Compensating Interest Shortfall”:  For any Distribution Date, the amount by which the aggregate amount of Compensating Interest made by each Servicer for such Distribution Date is less than 30 days’ interest on the aggregate Principal Prepayments received by the Servicers during the related Prepayment Period.

“Compensating Interest Payment”:  With respect to the Mortgage Loans and any Distribution Date, an amount equal to the excess of (x) the aggregate of any Prepayment Interest Shortfalls with respect to the Mortgage Loans and such Distribution Date over (y) the aggregate of any amounts required to be paid by any Servicer in respect of such shortfalls but not paid; provided that the aggregate Compensating Interest Payment to be paid by the Master Servicer for any Distribution Date shall not exceed the Master Servicing Fee that would be payable to the Master Servicer in respect of the Mortgage Loans and Distribution Date without giving effect to any Compensating Interest Payment.

“Contracts”: Any one of the manufactured housing installment sale contracts or installment loan agreements described in the Schedule of Mortgage Loans.  The Contracts include all related security interests and any and all rights to receive payments which are due pursuant thereto after the Cut-off Date, but exclude any rights to receive payments which were due pursuant thereto on or prior to the Cut-off Date.

“Conventional Mortgage Loan”:  Any Mortgage Loan, other than a Simple Interest Mortgage Loan, on which 30 days of interest is owed irrespective of the day in which payment is received.

“Corporate Trust Office”:  With respect to the Securities Administrator, the principal office of the Securities Administrator at 4 New York Plaza, 6th Floor, New York, NY 10004, Attention: Institutional Trust Services/Global Debt, GSAMP Mortgage Pass-Through Certificates, 2004-SEA1, or at such other addresses as the Securities Administrator may designate from time to time by notice to the Certificateholders, the Depositor, the Trustee and the Securities Administrator.  With respect to the Trustee, the principal office of the Trustee at 401 S. Tryon Street, 12th Floor, Charlotte, North Carolina 28288, Attention: Structured Finance Trust Services, GSAMP 2004-SEA1, or at such other addresses as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor, the Securities Administrator and the Master Servicer.

“Corresponding Certificate”:  With respect to each REMIC II Regular Interest set forth below, the Regular Certificate set forth in the table below:

REMIC I Regular Interest	REMIC II Certificate
LT-A1A	Class A-1A
LT-A1B	Class A-1B
LT-A2	Class A-2
LT-M1	Class M-1
LT-M2	Class M-2
LT-B1	Class B-1
LT-B2	Class B-2
LT-B3	Class B-3

“Credit Enhancement Percentage”: For any Distribution Date, the percentage obtained by dividing (i) the sum of (a) the aggregate Certificate Balance of the Subordinate Certificates immediately prior to such Distribution Date and (b) the Overcollateralization Amount for such Distribution Date by (ii) the aggregate Stated Principal Balance of the Mortgage Loans, calculated prior to taking into account distributions of principal on the Mortgage Loans during the related Due Period.

“Cumulative Realized Losses”:  As of any date of determination, the aggregate amount of Realized Losses on the Mortgage Loans since the Cut-off Date.

“Curtailment”:  Any payment of principal received during a Due Period as part of a payment that is not intended to satisfy the Mortgage Loan in full, and which is neither intended as a Prepaid Installment nor is intended to cure a delinquency.

“Custodial File”:  The documents described in Section 3.04(b) and (c).

“Custodian”:  Initially, the Securities Administrator, and thereafter, the Securities Administrator or any other Person appointed by the Securities Administrator to act a custodian hereunder.

“Cut-off Date”:  As of March 1, 2004.

“Day Count Fraction”: The assumption used to calculate the number of days for which interest accrues during an Accrual Period, which may be, as specified herein (x) 30/360 (assuming that a year consists of 12 months of 30 days each) or (y) actual/360 (assuming the actual number of days in an Accrual Period, including days that are not Business Days, and a year of 360 days).

“Deed in Lieu”:  Any Servicer's acceptance of a deed in lieu of foreclosure.

“Defaulted Mortgage Loan”:  A Mortgage Loan that is a 90-Day Delinquent Mortgage Loan.

“Deficiency”:  The difference between the sum of all amounts due under a Mortgage Loan and the Net Liquidation Proceeds realized on such Mortgage Loan.

“Deficient Valuation”: A valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, which valuation results from a proceeding initiated under the Bankruptcy Code.

“Definitive Certificate”:  As defined in Section 5.02(e).

“Delinquent”:  Any Mortgage Loan as to which the scheduled monthly payment of principal and interest payable by the Mortgagor under a Mortgage Note or a Repayment Plan due on a Due Date is not paid by the close of business on the next scheduled Due Date for such Mortgage Loan (i.e., a Mortgage Loan for which the Mortgagor failed to make such payment due on March 1, 2004 will be reported as “30 days Delinquent” on April 2, 2004, if such Mortgagor failed to make such payment by the close of business on April 1, 2004). The terms “60 days Delinquent,” “90 days Delinquent” and the like have meanings correlative to the foregoing with respect to the applicable number of months succeeding the most recent payment.

“Depositor”:  GS Mortgage Securities Corp., or any successor thereto.

“Depository”:  The Depository Trust Company or any successor Depository hereafter named. The nominee of the initial Depository, for purposes of registering those Certificates that are to be Book-Entry Certificates, is CEDE & Co. The Depository shall at all times be a “clearing corporation” as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a “clearing agency” registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

“Depository Institution”:  Any depository institution or trust company, including the Trustee and the Securities Administrator, that (a) is incorporated under the laws of the United States of America or any State thereof, (b) is subject to supervision and examination by federal or state banking authorities and (c) has outstanding unsecured commercial paper or other short term unsecured debt obligations that are rated P 1 by Moody’s, F1+ by Fitch and A 1 by Standard & Poor’s.

“Determination Date”:  With respect to any Distribution Date and any Servicer, the day specified in the related Servicing Agreement as the “Determination Date.”

“Direct Participant”:  Any broker-dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book entry transfers and pledges of securities deposited with the Depository.

“Disqualified Organization”:  A “disqualified organization” as defined in Section 860E(e)(5) of the Code.

“Distribution Date”:  Any date on which the Securities Administrator is required to make distributions to the Owners, which shall be the 25th day of each month or if such day is not a Business Day, the next Business Day thereafter, commencing in the month following the Closing Date.

“Due Date”:  For any Mortgage Loan, the date in each month on which the Monthly Payment is due under the related Mortgage Note or, if such Mortgage loan is subject to a Repayment Plan, under the related Repayment Plan.

“Due Period”: For any Distribution Date, the period beginning on and including the second day of the preceding calendar month and ending at the close of business on the first day of the current calendar month.

“Eligible Account”: Either (i) an account maintained with a federal or state chartered depository institution or trust company the short term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is a subsidiary of a holding company, the short term unsecured debt obligations of such holding company) are rated “A 1” by Standard & Poor’s and “P 1” by Moody’s (and a comparable rating if another rating agency is specified by the Depositor by written notice to the Servicer) at the time any amounts are held on deposit therein, (ii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company which is subject to regulations regarding fiduciary funds on deposit therein substantially similar to 12 CFR § 9.10(b), and which, in either case, has corporate trust powers and has a combined capital and surplus of at least $50,000,000 and is subject to supervision or examination by federal or state authority, acting in its fiduciary capacity or (iii) any other account acceptable to the Rating Agency.  Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee, the Securities Administrator or the Master Servicer or any of their respective affiliates.

“Eligible Investments”:  As defined in Section 7.05.

“ERISA”:  The Employee Retirement Income Security Act of 1974, as amended.

“ERISA Restricted Certificates”:  The Class A-2 Certificates, the Class M Certificates, the Class B Certificates, the Class X Certificate, the Class P Certificate, the Class R Certificates, and any Certificate whose rating no longer satisfies the applicable minimum rating requirement under PTE 2002-41.

“ERISA Qualifying Underwriting”:  A best efforts or firm commitment underwriting or private placement that meets the requirements of Prohibited Transaction Exemption (“PTE”) 2002-41, 67 Fed. Reg. 54487 (2002) (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

“Errors and Omissions Insurance Policy”:  An errors and omissions insurance policy to be maintained by the Master Servicer pursuant to Section 9.02 or a Servicer pursuant to the related Servicing Agreement.

“Escrow Account”:  The separate trust account or accounts created and maintained pursuant to the related Servicing Agreement.

“Escrow Payments”:  The amounts constituting ground rents, taxes, assessments, water rates, mortgage insurance premiums, fire, hazard and flood insurance premiums and other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to any Mortgage Loan.

“Event of Default”: With respect to each Servicer, a Servicer Event of Default and with respect to the Master Servicer, a Master Servicer Event of Default.

“EverHome” EverHome Mortgage Company, and its successors and assigns, as Servicer of the EverHome Mortgage Loans.

“EverHome Mortgage Loans”:  The Mortgage Loans included as part of Schedule I-A hereto that are serviced by EverHome pursuant to the EverHome Servicing Agreement.

“Excess Overcollateralization Amount”:  For any Distribution Date is the excess, if any, of (i) the Overcollateralization Amount over (ii) the Specified Overcollateralization Amount.

“Exchange Act”:  The Securities and Exchange Act of 1934, as amended.

“Extra Principal Distribution Amount”: For any Distribution Date will be the lesser of (i) the Net Monthly Excess Cash Flow for such Distribution Date and (ii) the Overcollateralization Deficiency Amount.

“Fannie Mae”:  Fannie Mae, a federally-chartered and privately-owned corporation existing under the Federal National Mortgage Association Charter Act, as amended, or any successor thereof.

“Fannie Mae Guide”:  Fannie Mae's Servicing Guide, as the same may be amended by Fannie Mae from time to time.

“Fannie Mae Guidelines”:  The guidelines set forth by Fannie Mae in the Fannie Mae Guide.

“FDIC”:  The Federal Deposit Insurance Corporation, a corporate instrumentality of the United States, or any successor thereto.

“Fidelity Bond”:  A fidelity bond to be maintained by the Master Servicer pursuant to Section 9.02 or a Servicer pursuant to the related Servicing Agreement.

“Final Determination”:  A final determination by the Internal Revenue Service or by a court of competent jurisdiction, in either case from which no appeal is taken within the permitted time for such appeal or, if any appeal is taken, a final determination of such appeal from which no further appeal can be taken, to the effect that any REMIC in the Trust does not and will no longer qualify as a REMIC pursuant to Section 860D of the Code.

“Final Distribution Date”:  The Distribution Date in October 2033.

“Final Recovery Determination”:  A determination by the related Servicer with respect to a Defaulted Mortgage Loan in accordance with the applicable Servicing Agreement that it has recovered, whether through trustee's sale, foreclosure sale, pre-foreclosure sale or otherwise, all amounts it expects to recover from or on account of such defaulted Mortgage Loan.

“Fitch”:  Fitch, Inc. doing business as Fitch Ratings or any successor thereto.

“Forbearance Plan”: With respect to a Mortgage Loan, a plan for which the related mortgagor is required to make monthly payments in an amount at least equal to the sum of (i) the amount of the monthly payment of principal and interest in accordance with the original amortization schedule for such Mortgage Loan and (ii) an additional amount to be applied to pay down the total amount of scheduled monthly payments due thereon on or before the Cut-off Date but not received prior to the Cut-off Date.

“Foreclosure Restricted Mortgage Loan”: Any Mortgage Loan listed on Schedule II, unless such Mortgage Loan has become current for three consecutive Monthly Payments after the Closing Date.

“Freddie Mac”:  Federal Home Loan Mortgage Corporation, or any successor thereof.

“Freddie Mac Guide”:  Freddie Mac's Servicing Guide, as the same may be amended by Freddie Mac from time to time.

“Freddie Mac Guidelines”:  The guidelines set forth by Freddie Mac in the Freddie Mac Guide.

“GE Mortgage” GE Mortgage Services, LLC, and its successors and assigns, as Servicer of the GE Mortgage Loans.

“GE Mortgage Loans”:  The Mortgage Loans included as part of Schedule I-A hereto that are serviced by GE Mortgage pursuant to the GE Mortgage Servicing Agreement.

“GMACM” GMAC Mortgage Corporation, and its successors and assigns, as Servicer of the GMACM Mortgage Loans.

“GMACM Mortgage Loans”:  The Mortgage Loans listed on Schedule I hereto that are serviced by GMACM pursuant to this Agreement.

“Gross Margin”: With respect to each Adjustable Rate Mortgage Loan, the fixed percentage set forth in the related Mortgage Note that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note used to determine the Mortgage Rate for such Adjustable Rate Mortgage Loan.

 “Indemnity Proceeds”:  Any amounts collected by the Master Servicer, the Securities Administrator or the Depositor pursuant to the provisions of the applicable Sale Agreement.

“Independent”: When used with respect to any specified Person, any such Person who (a) is in fact independent of the Depositor, the Seller, the applicable Original Seller, the applicable Servicer, the Master Servicer, the Trustee, the Securities Administrator and their respective Affiliates, (b) does not have any direct financial interest in or any material indirect financial interest in the Depositor, the Seller, the applicable Original Seller, the applicable Servicer, the Master Servicer, the Trustee, the Securities Administrator or any Affiliate thereof, and (c) is not connected with the Depositor, the Seller, the applicable Original Seller, the applicable Servicer, the Master Servicer, the Trustee, the Securities Administrator or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor, the Seller, the applicable Original Seller, the applicable Servicer, the Master Servicer, the Trustee, the Securities Administrator or any Affiliate thereof merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Depositor, the Seller, the applicable Original Seller, the applicable Servicer, the Master Servicer, the Trustee, the Securities Administrator or any Affiliate thereof, as the case may be.

“Index”:  As to each Adjustable Rate Mortgage Loan, the index from time to time in effect for the adjustment of the Mortgage Rate set forth as such in the related Mortgage Note.

“Initial Certification”:  As defined in Section 3.05.

“Insurance Policy”:  Any hazard, flood, title or Primary Insurance Policy relating to a Mortgage Loan plus any amount remitted under any Servicing Agreement as a result of the failure of the related Servicer to maintain premiums for any insurance policy in accordance with such Servicing Agreement.

“Insurance Proceeds”:  Payments received with respect to any Insurance Policy.

“Interim Certification”:  As defined in Section 3.05.

“Involuntary Payoff”:  The amount of Net Liquidation Proceeds received with respect to a Liquidated Loan.

“Law”:  Any law (including common law and the laws of equity), constitution, statute, treaty, regulation, rule, administrative guideline, ordinance, judgment, order, injunction, writ, decree or award of any Governmental Authority, including, without limitation, any rules, regulations or guidelines promulgated or issued by Fannie Mae, Freddie Mac or any other Governmental Authority applicable to the Seller or any of the Mortgage Loans or Sale Agreements.

“LIBOR”: The per annum rate calculated by the Securities Administrator as set forth below:

(i)

on each LIBOR Determination Date, LIBOR for such Accrual Period will be the rate for deposits in United States dollars for a one-month period which appears on the display designated as “Page 3750” on the Dow Jones Telerate Service as of 11:00 a.m., London time, on such date;

(ii)

with respect to a LIBOR Determination Date on which no such rate appears on Telerate page 3750 as described above, LIBOR for the applicable Accrual Period will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on such date for a one-month period (each, a “Reference Bank Rate”) and in an amount that is representative for a single transaction in the London-interbank market at that time.  The Trustee shall request the principal London office of each of the Reference Banks to provide a quotation of its Reference Bank Rate.  If at least two such quotations are provided, LIBOR for such Accrual Period will be the arithmetic mean of such quotations.  If fewer than two quotations are provided, LIBOR for such Accrual Period will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Trustee, at approximately 11:00 a.m., New York City time, on such date for loans in United States dollars to leading European banks for a one-month period and in an amount that is representative for a single transaction in such market at that time.

All percentages resulting from any calculations referred to in this definition will be rounded upwards to the nearest multiple of 1/100,000 of 1% and all U.S. dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent or more being rounded upwards).

“LIBOR Determination Date”:

(i)

March 26, 2004 for the period beginning on and including the Closing Date and ending on and excluding the first Distribution Date; and thereafter,

(ii)

the second London Business Day prior to the first day of each Accrual Period following the first Accrual Period.

“Lifetime Rate Cap”:  The provision of each Mortgage Note related to an Adjustable Rate Mortgage Loan which provides for an absolute maximum Mortgage Rate thereunder. The Mortgage Interest Rate during the terms of each Adjustable Rate Mortgage Loan shall not at any time exceed the Mortgage Rate at the time of origination of such Adjustable Rate Mortgage Loan by more than the amount per annum set forth on the Schedule of Mortgage Loans.

“Liquidated Loan”:  With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) which was liquidated in the calendar month preceding the month of such Distribution Date and as to which the related Servicer has certified (in accordance with this Agreement) that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

“Liquidation Expenses”:  Expenses which are incurred by a Servicer in connection with the liquidation of any defaulted Mortgage Loan, such expenses including, without limitation, reasonable legal fees and expenses and any unreimbursed Advances made by the related Servicer with respect to such Mortgage Loan.

“Liquidation Proceeds”:  Amounts, other than Insurance Proceeds and Condemnation Proceeds, received by the related Servicer in connection with the liquidation of a defaulted Mortgage Loan through trustee’s sale, foreclosure sale or otherwise, including amounts received following the disposition of an REO Property pursuant to the applicable Servicing Agreement less costs and expenses of such foreclosure sale.

“Loan Purchase Price”:  With respect to any date of determination and (a) any Actual Balance Mortgage Loan, an amount equal to the sum of (i) the Actual Principal Balance of such Mortgage Loan as of the date of repurchase, (ii) interest on such Actual Principal Balance of such Mortgage Loan at the Mortgage Interest Rate from the last date through which interest has been paid and distributed to the Securities Administrator to the date of repurchase, (iii) all unreimbursed Servicing Advances and (iv) all expenses incurred by the Servicer, the Master Servicer, the Securities Administrator or the Trustee, as the case may be, in respect of a breach or defect, including, without limitation, (A) expenses arising out of the Servicer’s, the Master Servicer’s or Securities Administrator’s, as the case may be, enforcement of GSMC’s or the Original Sellers’, as applicable, repurchase obligation, to the extent not included in clause (iii), and (B) any costs and damages incurred by the Trust in connection with any violation by such Mortgage Loan of any predatory lending law or abusive lending law, and (b) with respect to any Scheduled Balance Mortgage Loan, an amount equal to the sum of (i) the Scheduled Principal Balance of such Mortgage Loan as of the date of repurchase, (ii) interest on such Scheduled Principal Balance of such Mortgage Loan at the Mortgage Interest Rate from the last date through which interest has been paid and distributed to the Securities Administrator to the date of repurchase, (iii) all unreimbursed Servicing Advances and (iv) all expenses incurred by the Servicer, the Master Servicer, the Securities Administrator or the Trustee, as the case may be, in respect of a breach or defect, including, without limitation, (A) expenses arising out of the Servicer’s, the Master Servicer’s or Securities Administrator’s, as the case may be, enforcement of GSMC’s or the Original Sellers’, as applicable, repurchase obligation, to the extent not included in clause (iii), and (B) any costs and damages incurred by the Trust in connection with any violation by such Mortgage Loan of any predatory lending law or abusive lending law.

“Loan-to-Value Ratio”:  As of any particular date, the percentage obtained by dividing the Principal Balance of the related Mortgage Loan as of its date of origination or acquisition by the related Seller by the Appraised Value of the Mortgaged Property.

“London Business Day”:  Any day on which banks in London, England and New York City, New York are open for business to deal in deposits of United States dollars in the London interbank market.

“Losses”:  As defined in Section 2.10(a).

“Lost Note Affidavit”:  A lost note affidavit referencing a single Mortgage Loan delivered pursuant to any of the Sale Agreements.

“Lower-Tier Regular Interest”:  Any regular interest issued by REMIC I.

“Majority Class X Certificateholder”:  The holder of a Class X Certificate evidencing more than a 50% Percentage Interest.

“Master Servicer”:  Shall have the meaning set forth in the recitals hereto.

“Master Servicer Account”:  An Eligible Account established by the Master Servicer pursuant to Section 7.01 hereof.

“Master Servicer Event of Default”:  Those events of default described in Section 9.04 hereof.

“Master Servicer Fee”:  With respect to any Distribution Date, shall be an amount equal to (a) one-twelfth of the product of (x) Master Servicing Fee Rate and (y) the Stated Principal Balance of the Mortgage Loans as of the first day of the related Due Period and (b) all income and gain realized from the investment of funds in the Master Servicer Account during the period from and including the Master Servicer Remittance Date in the calendar month immediately preceding the month in which such Distribution Date occurs, to but excluding the Master Servicer Remittance Date relating to such Distribution Date.

“Master Servicer Fee Rate”:  0.015% per annum.

“Master Servicer Remittance Date”:  With respect to each Distribution Date, shall be a date which occurs two Business Days prior to such Distribution Date.

“MERS”:  Mortgage Electronic Registration Systems, Inc.

“MERS Designated Mortgage Loan”:  Any Mortgage Loan as to which MERS is acting as mortgagee, solely as nominee for the owner of such Mortgage Loan and its successors and assigns and identified as such on the Schedule of Mortgage Loans.

“Minimum Mortgage Rate”:  With respect to each Adjustable Rate Mortgage Loan, the percentage set forth in the related Mortgage Note as the minimum Mortgage Rate thereunder.

“Monthly Advance”:  The aggregate amount of the (i) advances made by a Servicer on any Servicing Remittance Date in respect of (A) in the case of Bank of America, GE Mortgage, Union Planters and Wells Fargo, delinquent Monthly Payments pursuant to the applicable Servicing Agreement and (B) in the case of ABN AMRO, EverHome, GMACM and Ocwen, delinquent scheduled payments of interest pursuant to the applicable Servicing Agreement and (ii) any advances made by the Master Servicer (or the Securities Administrator pursuant to Section 7.02 in the event the Master Servicer fails to make such advances as required) in respect of any such delinquent Monthly Payment or scheduled payment of interest pursuant to Section 7.02.

“Monthly Payment”:  The scheduled monthly payment of principal and interest required to be made by a Mortgagor on the related Mortgage Loan, as set forth in the related Mortgage Note or pursuant to a Repayment Plan.

“Moody's”:  Moody's Investor Service, Inc., and its successors.

“Mortgage”:  The mortgage, deed of trust or other instrument creating a first lien on an estate in fee simple or leasehold estate interest in real property securing a Mortgage Note.

“Mortgage Loan Documents”:  With respect to any Mortgage Loan, all agreements, instruments, promissory notes, financing statements, mortgages, security agreements, assignments, Lost Note Affidavits and other documents executed and delivered by any Person in connection with such Mortgage Loan, whether such documents are in the possession or under the control of the Trustee, the Custodian, a Servicer or any other Person.

“Mortgage Loans”:  Such of the mortgage loans transferred and assigned to the Trust pursuant to Section 3.04(a), as from time to time are held as a part of the Trust Estate, the Mortgage Loans originally so held being identified in the Schedule of Mortgage Loans.  The term “Mortgage Loan” includes, without limitation, any Mortgage Loan which is current or Delinquent, which relates to a foreclosure or which relates to a Mortgaged Property which is REO Property prior to such Mortgaged Property's disposition by the Trust.

“Mortgage Note”:  The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

“Mortgage Rate”:  The rate of interest borne by each Mortgage Note according to its terms.

“Mortgaged Property”:  The real property (or leasehold estate, if applicable) securing repayment of the debt evidenced by a Mortgage Note.

“Mortgagor”:  The obligor on a Mortgage Note.

“Net Liquidation Proceeds”:  As to any Liquidated Loan, Liquidation Proceeds net of Liquidation Expenses relating to such Mortgage Loan.

“Net Monthly Excess Cash Flow”: With respect to any Distribution Date, the excess of (x) the Available Distribution Amount for such Distribution Date over (y) the sum for such Distribution Date of (A) the aggregate Accrued Certificate Interest for the Offered Certificates for such Distribution Date, (B) the aggregate unpaid Accrued Certificate Interest for the Class A Certificates for such Distribution Date and (C) the Principal Remittance Amount.

“Net Rate”:  With respect to each Mortgage Loan, the Mortgage Rate of such Mortgage Loan less the Administrative Cost Rate.

“Net Simple Interest Excess”:  As of any Remittance Date, the positive excess, if any, of the aggregate amount of Simple Interest Excess over the amount of Simple Interest Shortfall.

“Net Simple Interest Shortfall”:  As of any Remittance Date, the positive excess, if any, of the aggregate amount of Simple Interest Shortfall over the amount of Simple Interest Excess.

“Net WAC Rate”:  For any Distribution Date, the weighted average of the Net Rates of the Mortgage Loans, calculated based on the Stated Principal Balances of the Mortgage Loans as of the beginning of the related Due Period for each Mortgage Loan.

“Nonrecoverable Advance”:  Any Monthly Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Servicer, the Master Servicer or the Securities Administrator, as applicable, will not or, in the case of a proposed Monthly Advance, would not be ultimately recoverable from related late payments, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

“Non-U.S. Persons”:  Any Person other than a United States Person.

“Notice of Final Distribution:  The notice to be provided pursuant to Section 10.05 to the effect that a final distribution on any of the Certificates shall be made only upon presentation and surrender thereof.

“Ocwen” Ocwen Federal Bank FSB, and its successors and assigns, as Servicer of the Ocwen Mortgage Loans.

“Ocwen Mortgage Loans”:  The Mortgage Loans included as part of Schedule I-A hereto that are serviced by Ocwen pursuant to the Ocwen Servicing Agreement.

“Offered Certificates”:  The Class A Certificates, the Class M Certificates and the Class B Certificates.

“Officer's Certificate”:  A certificate signed by any Authorized Officer of any Person delivering such certificate and delivered to the Securities Administrator and the Trustee.

“Operative Documents”:  Collectively, this Agreement, the Certificates, the Sale Agreement and the Assignment Agreements.

“Opinion of Counsel”: A written opinion of counsel, who may, without limitation, be salaried counsel for the Depositor or a Servicer acceptable to the Trustee, the Securities Administrator, the Master Servicer and the Servicer, as applicable, except that any opinion of counsel relating to (a) the qualification of any of any REMIC as a REMIC or (b) compliance with the REMIC Provisions must be an opinion of Independent counsel.

“Optional Buyout Loan”:  A Mortgage Loan purchased from the Trust by the Majority Class X Certificateholder pursuant to Section 7.09.

“Optional Termination Date”:  The first Distribution Date immediately following the date on which the Pool Balance has declined to an amount equal to or less than 10% of the Original Pool Balance.

“Original Pool Balance”:  The Pool Balance of the Mortgage Loans as of the Cut-off Date.

“Original Principal Balance”:  The Principal Balance of a Mortgage Loan as of the Cut-off Date.

“Original Seller”: Each of the Persons set forth as an original seller on Exhibit K hereto, its successors and assigns.

“Other Assets”:  With respect to any Mortgage Loan, any and all Related Security and Collections relating to such Mortgage Loan and any and all Proceeds of such Mortgage Loan, Related Security and/or Collections.

“Outstanding”:  With respect to all Certificates of a Class, as of any date of determination, all such Certificates theretofore executed and delivered hereunder except:

(i)

Certificates theretofore canceled by the Registrar or delivered to the Registrar for cancellation;

(ii)

Certificates or portions thereof for which full and final payment of money in the necessary amount has been theretofore deposited with the Securities Administrator or any Paying Agent in trust for the Owners of such Certificates;

(iii)

Certificates in exchange for or in lieu of which other Certificates have been executed and delivered pursuant to this Agreement, unless proof satisfactory to the Securities Administrator is presented that any such Certificates are held by a bona fide purchaser;

(iv)

Certificates alleged to have been destroyed, lost or stolen for which replacement Certificates have been issued as provided for in Section 5.03; and

(v)

Certificates as to which the Securities Administrator has made the final distribution thereon, whether or not such Certificate is ever returned to the Securities Administrator.

“Overcollateralization Amount”:  As of any Distribution Date, the excess, if any, of (x) the Pool Balance as of the close of business on the last day of the related Due Period, over (y) the aggregate Certificate Balance of the Certificates (other than the Class X Certificates) on such Distribution Date, assuming that the Principal Remittance Amount for such Distribution Date was distributed in reduction of the Certificate Balance of the Certificates on such Distribution Date.

“Overcollateralization Deficiency Amount”:  For any Distribution Date, the excess, if any, of (1) the Specified Overcollateralization Amount for such Distribution Date, over (2) the Overcollateralization Amount for such Distribution Date.

“Overcollateralization Floor”:  0.50% of the Original Pool Balance.

“Overcollateralization Reduction Amount”:  On any Distribution Date, the lesser of (i) the Excess Overcollateralization Amount over (ii) the Principal Remittance Amount.

“Owner”:  The Person in whose name a Certificate is registered in the Register to the extent described in Section 5.02; provided that solely for the purposes of determining the exercise of any voting rights hereunder, if any Offered Certificates are beneficially owned by a Seller, the Depositor or any Affiliate thereof, such Seller, the Depositor or such Affiliate shall not be considered an Owner hereunder.

“Ownership Interest”: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

“Pass-Through Rate”:  For each Class of Certificates (other than the Class X Certificates), the following per annum rate at which interest accrues during the related Accrual Period on the applicable Certificate Balance:

(a) with respect to the Class A-1A Certificate, the lesser of (i) LIBOR  for such Distribution Date plus 0.190% and (ii) the Adjusted WAC Rate for such Distribution Date;

(b) with respect to the Class A-1B Certificate, the lesser of (i) LIBOR  for such Distribution Date plus 0.550% and (ii) the Adjusted WAC Rate for such Distribution Date;

(c) with respect to the Class A-2 Certificate, the lesser of (i) LIBOR  for such Distribution Date plus 0.650% and (ii) the Adjusted WAC Rate for such Distribution Date;

(d) with respect to the Class M-1 Certificate, the lesser of (i) LIBOR  for such Distribution Date plus 0.750% and (ii) the Adjusted WAC Rate for such Distribution Date;

(e) with respect to the Class M-2 Certificate, the lesser of (i) LIBOR  for such Distribution Date plus 1.400% and (ii) the Adjusted WAC Rate for such Distribution Date;

(f) with respect to the Class B-1 Certificate, the lesser of (i) LIBOR  for such Distribution Date plus 2.000% and (ii) the Adjusted WAC Rate for such Distribution Date;

(g) with respect to the Class B-2 Certificate, the lesser of (i) LIBOR  for such Distribution Date plus 2.500% and (ii) the Adjusted WAC Rate for such Distribution Date;

(h) with respect to the Class B-3 Certificate, the lesser of (i) LIBOR  for such Distribution Date plus 3.000% and (ii) the Adjusted WAC Rate for such Distribution Date;

provided, however, that on and after the Step-Up Date, the Pass-Through Rate for each Class of Offered Certificates shall be the Step-Up Rate for such Class.  For each Class of Certificates (other than the Class X Certificates), the Pass-Through Rate will be calculated using an actual/360 Day Count Fraction.

With respect to the Class X Certificates, the rate described in footnote (2) to the chart setting forth the interests in REMIC II in the “COVEYANCE” clause above.

“Paying Agent”:  Initially, the Securities Administrator, and thereafter, the Securities Administrator or any other Person that meets the eligibility standards for the Paying Agent specified in Section 13.15 and is authorized by the Securities Administrator and the Depositor to make payments on the Certificates on behalf of the Securities Administrator.

“Percentage Interest”:  With respect to a Class of the Class A Certificates, a Class of the Class M Certificates or a Class of the Class B Certificates, a fraction, expressed as a percentage, the numerator of which is the initial Certificate Balance represented by such Certificate and the denominator of which is the aggregate initial Certificate Balance represented by all the Certificates in such Class.  With Class X Certificates and Class R Certificates, the portion of such Class evidenced thereby, expressed as a percentage, as stated on the face of such Certificate, all of which shall total 100%.

“Periodic Rate Cap”: With respect to each Adjustable Rate Mortgage Loan and any Adjustment Date therefor, the fixed percentage set forth in the related Mortgage Note, which is the maximum amount by which the Mortgage Rate for such Adjustable Rate Mortgage Loan may increase or decrease (without regard to the Lifetime Rate Cap or the Minimum Mortgage Rate) on such Adjustment Date from the Mortgage Rate in effect immediately prior to such Adjustment Date.

“Permitted Transferee”:  Any Transferee of a Residual Certificate other than a Disqualified Organization or a Non-U.S. Person.

“Person”:  Any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Plan”: Any employee benefit plans or other retirement arrangements that are subject to Section 406 of ERISA or Section 4975 of the Code or any entity deemed to hold the “plan assets” of the foregoing.

“Pool Balance”:  As of any date, the sum of the aggregate Scheduled Principal Balance of the Scheduled Balance Mortgage Loans, and the aggregate Actual Principal Balance of the Actual Balance Mortgage Loans as of the end of the preceding Due Period or, if so specified, as of the Cut-off Date.

“Prepaid Installment”:  With respect to any Mortgage Loan, any Monthly Payment thereon received by the relevant Servicer prior to the scheduled due date for such installment, intended by the Mortgagor as an early payment thereof and not as a Principal Prepayment or Curtailment with respect to such Mortgage Loan.

“Prepayment Penalty”:  With respect to any Mortgage Loan, any prepayment penalty, premium or charge payable by the Mortgagor pursuant to the terms of the Mortgage Note in connection with any voluntary prepayment in full of the principal of the Mortgage Loan to the extent permitted by law.

“Prepayment Period”:  With respect to any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.

“Preservation Expenses”:  Expenditures made by the related Servicer (or its predecessor or the assignee thereof) in connection with a foreclosed Mortgage Loan prior to the liquidation thereof, including, without limitation, expenditures for real estate property taxes, hazard insurance premiums, property restoration or preservation.

“Primary Insurance Policy”:  Insurance obtained from a private insurer which insures the holder of a Mortgage Note against loss in the event the Mortgagor defaults under the Note, including all riders and endorsements thereto.

“Principal Balance”: means (i) with respect to any Actual Balance Mortgage Loan, the Actual Principal Balance of such Actual Balance Mortgage Loan; and (ii) with respect to any Scheduled Balance Mortgage Loan, the Scheduled Principal Balance of such Scheduled Balance Mortgage Loan.

“Principal Distribution Amount”:  For any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

“Principal Prepayment”:  Any full or partial payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, excluding any Prepayment Penalty and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

“Principal Remittance Amount:  With respect to any Distribution Date, the amount equal to the sum of the following amounts (without duplication) with respect to the related Due Period:  (i) each scheduled payment of principal on a Mortgage Loan due during such Due Period received on or prior to the related Determination Date (including the portion of Insurance Proceeds or Condemnation Proceeds allocable to principal), and all Principal Prepayments received during the related Prepayment Period, (ii) the Liquidation Proceeds on the Mortgage Loans allocable to principal received during the related Due Period, (iii) the portion of the Loan Purchase Price allocable to principal with respect to each Mortgage Loan, the repurchase obligation for which arose during the related Due Period and (iv) the principal portion of any Monthly Advances made by the Servicers with respect to such Distribution Date, (v) each payment of principal received on or prior to the related Determination Date (including the portion of Insurance Proceeds or Condemnation Proceeds allocable to principal), and all Principal Prepayments received during the related Prepayment Period and (vi) the allocable portion of the proceeds received with respect to the termination of the Trust Fund (to the extent such proceeds relate to principal).

“Private Certificates”: Collectively, the Class X and Class P and Class R Certificates.

“Proceeds”:  Whether or not capitalized, “proceeds” as such term is defined in Section 9-306(1) of the UCC, including all cash and non-cash proceeds and further including all accounts, accounts receivable, contract rights, money, claims for money (whether or not earned by performance), checks, deposit accounts, documents, instruments, chattel paper, investment property (including securities, securities entitlements, securities accounts, commodity contracts and commodity accounts), general intangibles, insurance proceeds and other property (including fixtures, products and accessions).

“Prohibited Transaction”:  The meaning set forth from time to time in the definition thereof at Section 860F(a)(2) of the Code and applicable to the Trust.

“Prospectus Supplement “:  The Prospectus Supplement dated March 26, 2004 to the Prospectus dated March 24, 2004, prepared by the Depositor with respect to the public offering of the Offered Certificates

“Purchase Option Period”:  As defined in Section 10.03.

“Purchaser”:  The Depositor, in its capacity as the purchaser, under the relevant Sale Agreement, together with the Trustee as the assignee of the Depositor hereunder.

“Qualified Institution”:  With respect to each Collection Account, Master Servicing Account and the Certificate Account, an account maintained by a federal or state chartered depository institution acceptable to the Depositor having combined capital and surplus of at least $50,000,000; provided, however, that if any Collection Account, Master Servicing Account or the Certificate Account is not maintained with the Master Servicer or the Securities Administrator or their respective affiliates, (i) such institution shall have a long-term debt rating of at least “A2” by Moody's, “AA-” by Standard & Poor's, and, if rated by Fitch, at least “AA-” by Fitch, (ii) a short-term debt rating of at least “A-1” by Standard & Poor's, “P-1” by Moody's and if rated by Fitch, at least “F1” by Fitch and (iii) if such Collection Account, Master Servicing Account or the Certificate Account is moved to a new institution, the relevant Servicer or the Master Servicer shall provide the Master Servicer or the Securities Administrator, as applicable, and the Owners with a statement identifying the location of such Collection Account, Master Servicing Account or the Certificate Account.

“Qualified Liquidation”:  The meaning set forth from time to time in the definition thereof at Section 860F(a)(4) of the Code and applicable to the Trust.

“Qualified Mortgage”:  The meaning set forth from time to time in the definition thereof at Section 860G(a)(3) of the Code and applicable to the Trust.

“Rating Agency”:  Standard & Poor's or any successors thereto.  If such agency or its successors are no longer in existence, “Rating Agency” shall be such nationally recognized statistical rating agency, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee, the Securities Administrator, the Master Servicer and the Servicers.

“Realized Loss”:  With respect to each Liquidated Loan, an amount equal to (i) the Principal Balance of the Mortgage Loan, plus all accrued and unpaid interest thereon and outstanding Servicing Advances and other expenses related thereto, as of the date of such liquidation, minus (ii) the Net Liquidation Proceeds (not less than zero for purposes of calculating Realized Losses) relating to such Liquidated Loan (such Net Liquidation Proceeds to be applied first to interest and then to the Principal Balance of the Liquidated Loan).  With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the Realized Loss shall be calculated as the difference between the Principal Balance of the Mortgage Loan immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as determined pursuant to such Deficient Valuation.  With respect to any payment by the Trust of Trust Expenses, a Realized Loss shall be deemed to have occurred whenever such Trust Expenses are paid.

“Record Date”:  With respect to each Distribution Date and (i) a Book-entry Certificate, the Business Day immediately preceding such Distribution Date or (ii) a Definitive Certificate, the last day of the month immediately preceding the month in which such Distribution Date occurs.

“Records”:  With respect to any Mortgage Loan, all Mortgage Loan Documents and other material documents held or maintained by or for the Depositor, the Trustee, the Custodian, the relevant Servicer or any other Person with respect to such Mortgage Loan and/or the related Mortgagor, including the Custodial File and any and all Servicing Records.

“Reference Banks”:  Four major banks in the London interbank market selected by the Securities Administrator with consultation from the Depositor.

“Register”:  The register maintained by the Registrar in accordance with Section 5.02, in which the names of the Owners are set forth.

“Registrar”:  The Securities Administrator, acting in its capacity as Registrar appointed pursuant to Section 5.02, or any duly appointed and eligible successor thereto.

“Regular Certificate”: Any Class A Certificate, Class M Certificate, Class B Certificate, Class P Certificate or Class X Certificate.

“Regular Interest”: A “regular interest” in a REMIC within the meaning of Section 860G(a)(1) of the Code.

“Related Security”:  With respect to any Mortgage Loan, all right, title and interest of each and all of the Seller, the Original Sellers and the Depositor in and to:

(i)

the related Mortgaged Property securing such Mortgage Loan;

(ii)

all other security interests or liens and property subject thereto from time to time, if any, purporting to secure payment of such Mortgage Loan, whether pursuant to the related Mortgage Loan Documents or otherwise, together with all financing statements and similar documents signed by a Mortgagor describing any collateral securing such Mortgage Loan;

(iii)

all guarantees, indemnities, warranties, insurance policies (including any premium refunds and other proceeds thereof) and other agreements or arrangements of any kind from time to time supporting or securing payment of such Mortgage Loan, whether pursuant to the Mortgage Loan Documents related to such Mortgage Loan or otherwise; and

(iv)

all Records related to such Mortgage Loan.

“Relief Act Shortfall”:  With respect to any Due Period and any Mortgage Loan as to which the interest rate has been reduced during such Due Period by application of the Civil Relief Act, the excess, if any, of (i) the interest payable on such Mortgage Loan at its Mortgage Rate over (ii) the interest payable thereon at the rate imposed by the Civil Relief Act.

“REMIC”:  A “real estate mortgage investment conduit” within the meaning of Section 860A through 860G of the Code.

“REMIC I”: The segregated pool of assets subject hereto, constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made (other than with respect to the items in clause (v) and the proceeds thereof), consisting of: (i) the Mortgage Loans and the related Mortgage Files; (ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date (other than Monthly Payments due in March 2004) as shall be on deposit in the Certificate Account and identified as belonging to the Trust Estate; (iii) property which secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure; (iv) Insurance Policies pertaining to the Mortgage Loans, if any; and (v) all proceeds of clauses (i) through (iv) above. The Basis Risk Reserve Fund will not be an asset of any REMIC.

REMIC I Regular Interests: REMIC I Regular Interest LT-AA, REMIC I Regular Interest LT-A1A, REMIC I Regular Interest LT-A1B, REMIC I Regular Interest LT-A2, REMIC I Regular Interest LT-M1, REMIC I Regular Interest LT-M2, REMIC I Regular Interest LT-B1, REMIC I Regular Interest LT-B2, REMIC I Regular Interest LT-B3 and REMIC I Regular Interest LT-ZZ.

REMIC I Regular Interest LT-A1A: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

REMIC I Regular Interest LT-A1B: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

REMIC I Regular Interest LT-A2: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

REMIC I Regular Interest LT-B1: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

REMIC I Regular Interest LT-B2: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

REMIC I Regular Interest LT-B3: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

REMIC I Regular Interest LT-M1: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

REMIC I Regular Interest LT-M2: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

REMIC I Regular Interest LT-ZZ: A regular interest in REMIC I that is held as an asset of REMIC II, that has an initial principal balance equal to the related Uncertificated Principal Balance, that bears interest at the related Uncertificated REMIC I Pass-Through Rate, and that has such other terms as are described herein.

REMIC II:  The segregated pool of assets subject hereto, constituting a portion of the primary trust created hereby and to be administered hereunder, with respect to which a separate REMIC election is to be made, consisting of the REMIC I Regular Interests.

REMIC II Regular Certificates: Any of the Class A-1A, Class A-1B, Class A-2, Class M-1, Class M-2, Class B-1, Class B-2, Class B-3, Class P or Class X Certificates.

“REMIC Opinion”:  A written opinion of independent counsel experienced in federal income tax matters, who may not be a salaried counsel for the Depositor or any Servicer, acceptable to the Trustee, relating to (a) the qualification of any Trust REMIC as a REMIC or (b) compliance with the REMIC Provisions.

“REMIC Provisions”:  Provisions of the Code relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of the Code, related provisions and regulations (whether in proposed, temporary or final form), announcements and rulings thereunder, as the foregoing may be in effect from time to time.

“Remittance Amount”:  With respect to any Servicer Remittance Date and each Servicer, the amount remitted to the Master Servicer on such date pursuant to the related Servicing Agreement.

“Remittance Report”:  The report (either a data file or hard copy) that is prepared by each Servicer for the Master Servicer.

“Repayment Plan”: With respect to any Mortgage Loan a Forbearance Plan, Bankruptcy Plan or other plan entered into by a Servicer and the Mortgagor for the repayment of such Mortgage Loan.

“REO Property”:  A Mortgaged Property acquired by the relevant Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

“Representation Letter”:  Letters to, or agreements with, the Depository to effectuate a book-entry system with respect to the Certificates registered in the Register under the nominee name of the Depository.

“Residual Certificates”:  The Class R Certificates.

“Residual Interest”:  The sole class of “residual interests” in a REMIC within the meaning of Section 860G(a)(2) of the Code.

“Responsible Officer”:    With respect to the Trustee, any officer of the Structured Finance Trust Services Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee with direct responsibility for the administration of this Agreement.

“Retained Certificates”: The Class X, Class P and Class R Certificates.

“Rule 144A Letter”:  As defined in Section 5.02(b) hereof.

“Sale Agreement” Each of the Sale Agreements described on Exhibit K hereto pursuant to which the Seller purchased the Mortgage Loans from the Original Sellers.

“Sale and Warranties Agreement”:  The Sale and Warranties Agreement dated as of March 1, 2004 among Goldman Sachs Mortgage Company, the Depositor and the Trustee.

“Scheduled Balance Mortgage Loans”:  The Bank of America Mortgage Loans, the GE Mortgage Loans, the Union Planters Mortgage Loans and the Wells Fargo Mortgage Loans.

“Schedule of Mortgage Loans”:  The schedule of Mortgage Loans listing each Mortgage Loan to be conveyed on the Closing Date and attached hereto as Schedule I to this Agreement.  Such Schedule of Mortgage Loans shall identify, among other things, each Mortgage Loan by the relevant Servicer's loan number and the Mortgagor's name and address (including the state) of the Mortgaged Property and shall set forth as to each Mortgage Loan the lien status thereof, the Original Principal Balance, the Mortgage Rate thereof, the current scheduled monthly payment of principal and interest and the maturity of the related Mortgage Note, the maturity date thereof, whether or not such Mortgage Loan (including the related Mortgage Note) has been modified and whether such Mortgage Loan is a Simple Interest Mortgage Loan.  Such Schedule shall also identify the Lifetime Rate Cap, the Minimum Mortgage Rate, the Index, the Gross Margin and the Periodic Rate Cap with respect to each Adjustable Rate Mortgage Loan and the Seller and Servicer of each Mortgage Loan.

“Scheduled Principal Balance”:  With respect to any Scheduled Balance Mortgage Loan as of any date other than the Cut-off Date, its original principal balance, reduced by the principal portion of all payments that have been made or advanced on or before such date, and Realized Losses of principal on such Mortgage Loan.  The Scheduled Principal Balance of a liquidated Mortgage Loan will equal zero.  The Scheduled Principal Balance of a Scheduled Balance Mortgage Loan as of the Cut-off Date is its original principal balance, reduced by the principal portion of all payments that have been made or were scheduled to have been made on or prior to the Cut-off Date, and all reductions of principal as a result of modification of such Mortgage Loan on or prior to such date.

“Securities Act”:  The Securities Act of 1933, as amended.

“Securities Administrator”:  JPMorgan Chase Bank, a New York banking corporation, the Corporate Trust Department of which is located on the date of execution of this Agreement at 4 New York Plaza, 6th Floor, New York, NY  10004, Attention:  Institutional Trust Services/Global Debt, GSAMP Trust 2004-SEA1, Series 2004-SEA1, and any successor hereunder.

“Seller”:  Goldman Sachs Mortgage Company, its successors and assigns.

“Senior Lien”: With respect to any Second Mortgage Loan, the mortgage loan relating to the corresponding Mortgaged Property having a first priority lien.

“Securities Administrator Expenses”:  The meaning provided in Section 2.05.

“Securities Administrator Fee”:  Investment income earned on amounts in the Certificate Account from the Master Servicer Remittance Date until the Distribution Date.

“Servicer”:  Each of GMACM, GE Mortgage, Ocwen, Bank of America, Wells Fargo, Union Planters, ABN AMRO and EverHome and their respective permitted successors and assigns.

“Servicer Event of Default”:  With respect to each Servicer, shall have the meaning set forth in the applicable Servicing Agreement.

“Servicer Remittance Date”:  The 18th day of each month or, if such day is not a Business Day, the immediately preceding Business Day (or in the case of certain Mortgage Loans serviced by Bank of America and Union Planters, the immediately succeeding Business Day), or such other day as set forth in the related Servicing Agreement.

“Servicer Termination Event”:  The meaning provided in the events of default described in the related Servicing Agreement.

“Servicing Advance”:  As such term is defined in the related Servicing Agreement.

“Servicing Agreement”:  Each of the Servicing Agreements described on Exhibit K hereto.

“Servicing Compensation”:  The Servicing Fee and any additional compensation as specified in the related Servicing Agreement.

“Servicing Fee”:  Unless otherwise provided herein, in any month, (i) with respect to ABN AMRO, EverHome and GMACM, an amount equal to one-twelfth of the Servicing Fee Rate multiplied by the aggregate Actual Principal Balance of the Mortgage Loans as of the Due Date preceding a Distribution Date without taking into account any payment of principal due or made on such Due Date and (ii) with respect to Bank of America, GE Mortgage, Union Planters and Wells Fargo, an amount equal to one-twelfth of the Servicing Fee Rate multiplied by the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Due Date preceding a Distribution Date without taking into account any payment of principal due or made on such Due Date.

“Servicing Fee Rate”: The rate or rates specified as such in the applicable Servicing Agreement.

“Servicing File”:  With respect to any Mortgage Loan, the file (maintained in any form or format whatsoever, including in electronic form) containing: (i) copies of certain documents executed or delivered in connection with the closing of such Mortgage Loan, including without limitation copies of the Mortgage Note, Mortgage and any assignments of such Mortgage, and (ii) any servicing documentation which relates to such Mortgage Loan of the type customarily included by the Servicers in their servicing files.

“Servicing Records”:  With respect to any Mortgage Loan, all books and records in any form or format whatsoever (including records kept in electronic form) that have been maintained by or for the Custodian, the relevant Servicer with respect to such Mortgage Loan, including all documents (whether originals or copies), files, records, databases, computer tapes, floppy disks, tax bills, assessment notices, binders and other proof of insurance coverage, insurance policies, insurance premium notices, appraisals, other closing documentation, payment history records, agreements and any other records in any way relating to or evidencing the servicing of any such Mortgage Loan.

“Simple Interest Excess”:  As of any Servicing Remittance Date for each Simple Interest Qualifying Loan, the excess, if any, of (i) the portion of the Monthly Payment received from the Mortgagor for such Mortgage Loan allocable to interest with respect to the related Due Period, over (ii) 30 days’ interest on such Mortgage Loan at the then applicable Mortgage Rate.

“Simple Interest Mortgage Loan”:  Any Mortgage Loan for which the interest due thereon is calculated based on the actual number of days elapsed between the date on which interest was last paid through the date on which the most current payment is received.

“Simple Interest Qualifying Loan”:  As of any Determination Date, any Simple Interest Mortgage Loan that was neither prepaid in full during the related Due Period, nor delinquent with respect to a payment that became due during the related Due Period as of the close of business on the Determination Date following such Due Period.

“Simple Interest Shortfall”:  As of any Remittance Date for each Simple Interest Qualifying Loan, the excess, if any, of (i) 30 days’ interest on such Mortgage Loan at the then applicable Mortgage Rate, over (ii) the portion of the Monthly Payment received from the Mortgagor for such Mortgage Loan allocable to interest with respect to the related Due Period.

“Specified Overcollateralization Amount”:  For any Distribution Date:

(i)

prior to the Stepdown Date, 0.75% of the Original Pool Balance, and

(b)

on and after the Stepdown Date, the greater of:

(1)

1.50% of the Pool Balance as of the last day of the related Due Period, and

(2)

the Overcollateralization Floor;

provided that (i) upon the occurrence and during the continuance of a Trigger Event, the Specified Overcollateralization Amount will equal the Specified Overcollateralization Amount as of the immediately preceding Distribution Date (after giving effect to distributions on such date) and (ii) the Specified Overcollateralization Amount shall never exceed the then aggregate Certificate Balance of the Certificates.

“Standard & Poor's”:  Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, Inc. or any successor thereto.

“Startup Day”:  The Closing Date.

“Stated Principal Balance”:  As to each ABN AMRO Mortgage Loan, Ever Home Mortgage Loan, GMACM Mortgage Loan and Ocwen Mortgage Loan and as of any date of determination, the Actual Principal Balance of such Mortgage Loan and as to each Bank of America Mortgage Loan, GE Mortgage Loan, Union Planters Mortgage Loan and Wells Fargo Mortgage Loan, the Scheduled Principal Balance of such Mortgage Loan.

“Stepdown Date”:  For each Certificate, the earlier to occur of:

(1)

the later to occur of:

(A)

the Distribution Date in April 2007,

(B)

the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 20.00%, and

(2)

the Distribution Date on which the aggregate Certificate Balance of the Class A Certificates has been reduced to zero.

“Step-Up Date”:  With respect to the Class A, Class M and Class B Certificates, the beginning of the Accrual Period relating to the first Distribution Date after the Optional Termination Date if the optional termination shall not have been exercised on such date pursuant to Section 10.02.

“Step-Up Rate”:  The rate to which the Pass-Through Rates of the Class A, Class M and Class B Certificates will increase pursuant to Section 10.02 if the Holders of Class X Certificates does not exercise its right to cause the termination of the Trust on the first Distribution Date on which such right is exercisable. The Step-Up Rate may not exceed the Adjusted WAC Rate.

“Subsequent Recovery”:  Amounts recovered by a Servicer in respect of a liquidated Mortgage Loan in regard to which a Realized Loss has occurred.

“Tax Matters Person”:  With respect to any Trust REMIC, the Person designated as the “Tax Matters Person” of such Trust REMIC pursuant to Treasury Regulation Section 1.860F-4(d).

“Telerate Page 3750”:  The display designated as page “3750” on the Dow Jones Telerate Capital Markets Report (or such other page as may replace page 3750 on that report for the purpose of displaying London interbank offered rates of major banks).

“Termination Notice”:  As defined in Section 10.03.

“Transfer”: Any direct or indirect transfer, sale, pledge, hypothecation, or other form of assignment of any Ownership Interest in a Certificate.

“Transfer Affidavit”:  As defined in Section 5.02(c) hereof.

“Transferee”: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

“Transferor”: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

“Transferor Certificate”:  As defined in Section 5.02(b) hereof.

“Trigger Event”:  With respect to any Distribution Date, a Trigger Event exists if the quotient (expressed as a percentage) of (x) the aggregate amount of Realized Losses incurred since the Cut off Date through the last day of the related Prepayment Period divided by (y) the Original Pool Balance, exceeds the applicable percentages set forth below with respect to such Distribution Date:

Distribution Date Occurring In	Loss Percentage
April 2007 through March 2008	3.00% for the first month, plus an additional 1/12th of 1.00% for each month thereafter
April 2008 through March 2009	4.00% for the first month, plus an additional 1/12th of 0.75% for each month thereafter
April 2009 through March 2010	4.75% for the first month, plus an additional 1/12th of 0.25% for each month thereafter
April 2010 and thereafter	5.00%

“Trust”:  GSAMP Trust 2004-SEA1, the trust created under this Agreement.

“Trust Estate”:  As defined in the conveyance clause under this Agreement.

“Trust Expenses”:  All extraordinary, unanticipated expenses of the Trust (including expenses of enforcing the Mortgage Loans), Advances (other than those not permitted to be recovered from the Trust Estate) that are not recovered from the related Mortgage Loan, Servicing Advances, to the extent not made by the relevant Servicer, indemnity obligations of the Trust, and other expenses permitted to be incurred hereunder and recovered from the Trust Estate.

“Trust REMIC”:  REMIC I or REMIC II.

“Trustee”:  Wachovia Bank, National Association, a national banking association, the Corporate Trust Department of the Trustee, not in its individual capacity but solely as Trustee under this Agreement, and any successor hereunder.

“Trustee Fee”:  As agreed in a separate agreement between the Trustee and the Master Servicer.

“Trustee Fee Rate”:  Not applicable.

“UCC”:  The Uniform Commercial Code, as in effect in the relevant jurisdiction, as amended from time to time.

“Uncertificated Accrued Interest”: With respect to any Uncertificated Regular Interest for any Distribution Date, one month’s interest at the related Uncertificated Pass-Through Rate for such Distribution Date, accrued on the Uncertificated Principal Balance, immediately prior to such Distribution Date. Uncertificated Accrued Interest for the Uncertificated Regular Interests shall accrue on the basis of a 360-day year consisting of twelve 30-day months.

“Uncertificated Principal Balance”: The principal amount of any Uncertificated Regular Interest outstanding as of any date of determination. The Uncertificated Principal Balance of each Uncertificated Regular Interest shall be reduced by all distributions of principal made on such Uncertificated Regular Interest, as applicable, on such Distribution Date and, if and to the extent necessary and appropriate, shall be further reduced in such Distribution Date by Realized Losses. The Uncertificated Principal Balance of each Uncertificated Regular Interest shall never be less than zero.

“Uncertificated REMIC I Pass-Through Rate”: With respect to any Distribution Date, a per annum rate equal to the Adjusted WAC Rate.

“Uncertificated Regular Interests”: The REMIC I Regular Interests.

“Underwriter “:  Goldman, Sachs & Co.

“Union Planters” Union Planters Bank, National Association, and its successors and assigns, as Servicer of the Union Planters Mortgage Loans.

“Union Planters Mortgage Loans”:  The Mortgage Loans included as part of Schedule I-A hereto that are serviced by Union Planters pursuant to the Union Planters Servicing Agreement.

“United States Person”: A “United States person” as defined in Section 7701(a)(30) of the Code.

“Unpaid Interest Amount”:  As of any Distribution Date and with respect to any Class of Certificates (other than the Class R Certificates, Class P Certificates  or Class X Certificates), the sum of (i) the amount, if any, by which (X) the sum of (a) the Accrued Certificate Interest for such Class for such Distribution Date plus (b) the Unpaid Interest Amount for such Class as of the immediately preceding Distribution Date exceeds (Y) the amount paid to the Certificateholders of such Class on such Distribution Date with respect to interest and (ii) to the extent permitted by law, interest on the amount determined pursuant to clause (i)(b) at the applicable Pass-Through Rate for the number of days in the related Accrual Period.

“Voting Rights”:  The portion of the voting rights of all of the Certificates which is allocated to any Certificate.  Unless otherwise provided in the this Agreement, (a) if any Class of Certificates does not have a Certificate Balance or has an initial Certificate Balance that is less than or equal to 1% of the aggregate Certificate Balance of all of the Certificates, then 1% of Voting Rights shall be allocated to each Class of such Certificates having no Certificate Balance or a Certificate Balance equal to or less than 1% of the aggregate Certificate Balance of all Certificates; provided, however, that each class of Residual Interest Certificateholders shall be treated as a separate Class of Certificateholders, and the balance of Voting Rights shall be allocated among the remaining Classes of Certificates in proportion to their respective Certificate Balances following the most recent Distribution Date, and (b) if no Class of Certificates has an initial Certificate Balance less than 1% of the aggregate Certificate Balance, then all of the Voting Rights shall be allocated among all the Classes of Certificates in proportion to their respective Certificate Balances following the most recent Distribution Date.  Voting Rights allocated to each Class of Certificates shall be allocated in proportion to the respective Percentage Interests of the Holders thereof.

“WAC Cap”: As to any Distribution Date, the Adjusted WAC Rate.

“Weighted Average Net Rate”:  With respect to any Distribution Date, the weighted average Net Rate of the Mortgage Loans as of the first day of the immediately preceding calendar month.

“Wells Fargo” Wells Fargo Home Mortgage, Inc., and its successors and assigns, as Servicer of the Wells Fargo Mortgage Loans.

“Wells Fargo Mortgage Loans”:  The Mortgage Loans included as part of Schedule I-A hereto that are serviced by Wells Fargo pursuant to the Wells Fargo Servicing Agreement.

1.02

USE OF WORDS AND PHRASES.  The terms “herein,” “hereby,” “hereunder,” “hereof,” “hereinbefore,” “hereinafter” and other equivalent words refer to this agreement as a whole and not solely to the particular section of this agreement in which any such word is used.  The definitions set forth in section 1.01 include both the singular and the plural.  Whenever used in this agreement, any pronoun shall be deemed to include both singular and plural and to cover all genders.

1.03

CAPTIONS; TABLE OF CONTENTS

The captions or headings in this Agreement and the Table of Contents are for convenience only and in no way define, limit or describe the scope and intent of any provisions of this Agreement.

1.04

OPINIONS.

Each opinion with respect to the validity, binding nature and enforceability of documents or Certificates may be qualified to the extent that the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law) and may state that no opinion is expressed on the availability of the remedy of specific enforcement, injunctive relief or any other equitable remedy.  Any opinion required to be furnished by any Person hereunder must be delivered by counsel upon whose opinion the addressee of such opinion may reasonably rely, and such opinion may state that it is given in reasonable reliance upon an opinion of another, a copy of which must be attached, concerning the laws of a foreign jurisdiction.

1.05

ALLOCATION OF CERTAIN INTEREST SHORTFALLS.

For purposes of calculating the amount of Accrued Certificate Interest for the Class A Certificates, the Class M Certificates, the Class B Certificates and the Class X Certificates for any Distribution Date, the aggregate amount of any Compensating Interest Shortfalls and any Relief Act Shortfalls incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated first, to the Class X Certificates based on, and to the extent of, one month’s interest at the then applicable respective Pass-Through Rate and, thereafter, among the Class B-3 Certificates, Class B-2 Certificates, the Class B-1 Certificates, the Class M-2 Certificates, the Class M-1 Certificates, the Class A-1A, the Class A-1B and the Class A-2 Certificates, on a pro rata basis, based on, and to the extent of, one month’s interest at the then applicable respective Pass-Through Rate on the respective Certificate Balance of each such Certificate.

For purposes of calculating the amount of Uncertificated Accrued Interest for the REMIC II Regular Interests for any Distribution Date, the aggregate amount of any Prepayment Interest Shortfalls and any Relief Act Shortfalls incurred in respect of the Mortgage Loans for any Distribution Date shall be allocated as provided in Section 7.07(b) hereof.

ARTICLE II

ESTABLISHMENT AND ORGANIZATION OF THE TRUST

2.01

ESTABLISHMENT OF THE TRUST

The parties hereto do hereby create and establish, pursuant to the laws of the State of New York and this Agreement, the Trust, which, for convenience, shall be known as “GSAMP Trust 2004-SEA1.”

2.02

OFFICE.

The office of the Trust shall be in care of the Trustee, at the Corporate Trust Office, or at such other address as the Trustee may designate by notice to the Depositor, the Securities Administrator, the Master Servicer and the Servicers.

2.03

PURPOSES AND POWERS.

The purpose of the Trust is to engage in the following activities and only such activities: (i) the issuance of the Certificates, the REMIC I Regular Interests, the R-I Interest and the R-II Interests and the acquiring, owning and holding of Mortgage Loans and the Trust Estate in connection therewith; (ii) activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith, including the investment of moneys in accordance with this Agreement; and (iii) such other activities as may be required in connection with conservation of the Trust Estate and distributions to the Owners; provided, however, that nothing contained herein shall permit the Trustee to take any action which would adversely affect the status of any Trust REMIC as a REMIC.

2.04

APPOINTMENT OF THE TRUSTEE; DECLARATION OF TRUST.

The Depositor hereby appoints the Trustee, as trustee of the Trust effective as of the Closing Date, to have all the rights, powers and duties set forth herein.  The Trustee hereby acknowledges and accepts such appointment, represents and warrants its eligibility as of the Closing Date to serve as trustee pursuant to Section 11.07 and declares that it will hold the Trust Estate in trust upon and subject to the conditions set forth herein for the benefit of the Owners.

2.05

EXPENSES OF THE TRUST.

Such expenses of the Trust as are authorized to be paid hereunder, including (i) the Master Servicing Fee and (ii) all amounts owing to the Securities Administrator on account of reimbursement of unanticipated out-of-pocket expenses and any indemnification owed to the Securities Administrator (the amounts in this clause (ii), “Securities Administrator Expenses”) shall be paid out of the Certificate Account in the priority set forth in Section 7.06(b).  The Securities Administrator shall not be permitted to be reimbursed for any third-party expenses, other than as set forth in the preceding sentence, incurred by it for any custodial services required to be performed by it hereunder.

2.06

OWNERSHIP OF THE TRUST.

On the Closing Date, the ownership interests in the Trust shall be transferred as set forth in Section 4.02, such transfer to be evidenced by sale of the Certificates as described in Section 4.02.   Thereafter, transfer of any ownership interest shall be governed by Article V of this Agreement.

2.07

SITUS OF THE TRUST.

It is the intention of the parties hereto that the Trust constitute a trust under the laws of the State of New York.  The Trust will be created and administered in, and all Accounts maintained by the Trustee on behalf of the Trust will be located in, the State of New York.  The Trust will not have any employees and will not have any real or personal property (other than such real or personal property acquired pursuant to the Servicing Agreements) located in any state other than in the State of New York and payments will be received by the Trustee only in the State of New York and payments from the Trustee will be made only from the State of New York.

2.08

THE MORTGAGE LOANS.

The Mortgage Loans acquired by the Trust on the Closing Date and constituting a part of the Trust Estate shall be maintained by the Custodian on behalf of the Trustee.

2.09

THE CERTIFICATES.

Each Class of Certificates, other than the Class R Certificates, will consist of a unit comprising a REMIC II Interest (which will be designated as a regular interest).

2.10

INDEMNIFICATION WITH RESPECT TO CERTAIN TAXES AND LOSS OF REMIC STATUS.

(a)

In the event that either of REMIC I or REMIC II fails to qualify as a REMIC, loses its status as a REMIC, or incurs state or local taxes, or a tax as a result of a Prohibited Transaction or contribution subject to taxation under the REMIC Provisions due to the willful misfeasance, bad faith or negligent performance by the Securities Administrator of its duties and obligations specifically set forth herein, or by reason of the Securities Administrator's reckless disregard of its obligations and duties hereunder, the Securities Administrator shall indemnify the Trust against any and all losses, claims, damages, liabilities or expenses (“Losses”) resulting therefrom; provided, however, that the Securities Administrator shall not be liable for any such Losses or portion thereof attributable to the action or inaction of any relevant Servicer, the Master Servicer, the Depositor, the Trustee or the Holders of the Residual Certificates nor for any such Losses or portion thereof resulting from misinformation provided by the Holders of the Residual Certificates, any relevant Servicer, the Master Servicer, the Trustee or the Depositor, on which the Securities Administrator has relied.  The foregoing shall not be deemed to limit or restrict the rights and remedies of successor Holders of the Residual Certificates at law or in equity.

(b)

In the event that either of REMIC I or REMIC II fails to qualify as a REMIC, loses its status as a REMIC, or incurs state or local taxes, or a tax as a result of a prohibited transaction or contribution subject to taxation under the REMIC Provisions due to the willful misfeasance, bad faith or negligent performance of the Master Servicer in the performance of its duties and obligations set forth herein, or by reason of the Master Servicer's reckless disregard of its obligations and duties thereunder, the Master Servicer shall indemnify the Trust against any and all Losses resulting therefrom; provided, however, that the Master Servicer shall not be liable for any such Losses attributable to the action or inaction of the Trustee, the Securities Administrator, any Servicer, the Depositor, the Holder of the Residual Certificates nor for any such Losses resulting from misinformation provided by the Trustee, the Securities Administrator, any Servicer, the Depositor or the Holder of the Residual Certificates on which such Servicer reasonably has relied, nor any Losses occurring if the portion of the Trust portfolio serviced by such Servicer, if considered without regard to the remaining Mortgage Loans or REO Properties in the Trust, would not cause any of the events set forth above that cause Losses.  .  The foregoing shall not be deemed to limit or restrict the rights and remedies of any successor Holder of the Residual Certificates at law or in equity.

ARTICLE III

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE DEPOSITOR; REMEDIES UPON BREACHES

3.01

REPRESENTATIONS AND WARRANTIES OF THE DEPOSITOR.

The Depositor hereby represents, warrants and covenants to the Trustee, the Securities Administrator, the Master Servicer and the Owners that as of the Closing Date:

(a)

The Depositor is a corporation duly organized, validly existing and in good standing under the law of the State of Delaware.  The Depositor has the power and authority to execute, deliver and perform its obligations under this Agreement and to enter into the transactions contemplated hereby under the laws of the State of Delaware.

(b)

The execution and delivery by the Depositor of this Agreement and the other Operative Documents to which it is a party and the performance and compliance with the terms hereof and thereof by the Depositor have been duly authorized by all required action on the part of the Depositor and will not violate the Depositor's constitutive documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in a breach of, any material contract, agreement or other instrument to which the Depositor is a party or by which the Depositor is bound or violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Depositor or any of its properties.

(c)

This Agreement and the other Operative Documents to which the Depositor is a party, assuming due authorization, execution and delivery by the other parties hereto and thereto, each constitutes a valid, legal and binding obligation of the Depositor, enforceable against it in accordance with the terms hereof and thereof, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

(d)

The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default would materially and adversely affect the condition (financial or other) or operations of the Depositor or its properties or the consequences of which would materially and adversely affect its performance hereunder or under the other Operative Documents to which the Depositor is a party.

(e)

No litigation is pending with respect to which the Depositor has received service of process or, to the best of the Depositor's knowledge, threatened against the Depositor which litigation might have consequences that would prohibit its entering into this Agreement or any other Operative Documents to which it is a party or that would materially and adversely affect the condition (financial or otherwise) or operations of the Depositor or its properties or might have consequences that would materially and adversely affect its performance hereunder and under the other Operative Documents to which the Depositor is a party.

(f)

No certificate of an officer, statement furnished in writing or report delivered pursuant to the terms hereof by the Depositor contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report not misleading.

(g)

All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc.  under any state securities laws, real estate syndication or “Blue Sky” statutes, as to which the Depositor makes no such representation or warranty), that are necessary or advisable in connection with the purchase and sale of the Certificates and the execution and delivery by the Depositor of the Operative Documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other Operative Documents on the part of the Depositor and the performance by the Depositor of its obligations under this Agreement and such of the other Operative Documents to which it is a party.

(h)

Immediately prior to the sale, assignment, transfer and conveyance described in Section 3.04(a)(i), the Depositor will hold good title to, and be the sole owner of, the Mortgage Loans referred to therein free and clear of any liens, charges, mortgages, encumbrances or rights of others (other than liens which will be simultaneously released).

(i)

The Depositor has valid business reasons for entering into the transactions contemplated by this Agreement (including, without limitation, the sale of its interests in the Mortgage Loans and other assets in the Trust Estate to the Trustee).

(j)

The Depositor is not insolvent, nor will it be made insolvent by the transfer of the Mortgage Loans and other assets in the Trust Estate, nor is the Depositor aware of any pending insolvency.

(k)

The sale, assignment, transfer and conveyance of the Mortgage Notes and the Mortgages by the Depositor hereunder are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

(l)

The Depositor is not transferring the Mortgage Loans and other assets in the Trust Estate to the Trustee with any intent to hinder, delay or defraud its creditors.

(m)

The Depositor received fair consideration and reasonably equivalent value in exchange for the sale, assignment, transfer and conveyance of its interests in the Mortgage Loans and other assets in the Trust Estate to the Trustee.

It is understood and agreed that the representations and warranties set forth in this Section 3.01 shall survive delivery of the respective Mortgage Loans to the Trustee.

3.02

[Reserved]

3.03

REMEDIES UPON BREACH OF REPRESENTATIONS AND WARRANTIES BY THE DEPOSITOR OR A SELLER.

(a)

Breach by Depositor.  Upon discovery by any of the Depositor, the Master Servicer, any Servicer, any Owner, the Securities Administrator or the Trustee (each, for purposes of this paragraph, a “party”) of a breach of any of the representations and warranties set forth in Section 3.01 or any of the representations and warranties made by the Depositor pursuant to Section 4 of the Sale and Warranties Agreement, which materially and adversely affects the interests of the Owners, the party discovering such breach shall give prompt written notice to the other parties.  Within ninety (90) days of its discovery or its respective receipt of notice of breach the Trustee, or the Securities Administrator on behalf of the Trustee, shall exercise all rights it has under this Agreement, and, to the extent such breach also constitutes a breach of any of the representations and warranties set forth in Section 4 of the Sale and Warranties Agreement or any covenant set forth therein, the Trustee, or the Securities Administrator on behalf of the Trustee, shall exercise all rights it would otherwise have available against Goldman Sachs Mortgage Company under Section 5(b) and 5(c) of the Sale and Warranties Agreement against the Depositor as if set forth under this Section 3.03 with respect to the Depositor.

(b)

Breach by the Seller or Original Seller.  Upon discovery by any of the Depositor, any Servicer, any Owner or the Trustee (each, for purposes of this paragraph, a “party”) of a breach by the Seller of any of the representations, warranties or covenants set forth in the Sale and Warranties Agreement or of a breach by an Original Seller of any of the representations, warranties or covenants set forth in any Assignment Agreement or any Sale Agreement, which materially and adversely affects the interests of the Owners, the party discovering such breach shall give prompt written notice to the other parties.  The Securities Administrator, on behalf of the Trustee, as assignee of all of the rights and interest of the Depositor in the Sale and Warranties Agreement and each Sale Agreement, shall take such action as shall be necessary to collect Indemnity Proceeds from the Seller or the applicable Original Seller, and to enforce and prosecute any and all other rights of the Depositor and its assignees under the Sale and Warranties Agreement or the Sale Agreement, as applicable, which rights shall include causing the Seller or applicable Original Seller, as applicable, to repurchase the relevant Mortgage Loans in accordance with the terms of the Sale and Warranties Agreement or applicable Sale Agreement, as applicable, and remit the Loan Purchase Price to the relevant Servicer for deposit in the related Collection Account, and (2) the Majority Class X Certificateholder, at its sole discretion, may on the next succeeding Remittance Date purchase such Mortgage Loan from the Trust at the Loan Purchase Price, which purchase price shall be delivered to the relevant Servicer for deposit in the applicable Collection Account.  However, any such purchase at the option of the Majority Class X Certificateholder must occur within 90 days of the date of the Trustee's notice of the defect if the defect would prevent the Mortgage Loan from being a Qualified Mortgage, and no purchase of a Mortgage Loan that is not in default or for which no default is imminent shall be made unless the Majority Class X Certificateholder obtains for the Securities Administrator a written opinion of independent counsel to the effect that such contemplated action is in compliance with the provisions of the Code relating to REMICs, is not a “prohibited transaction” within the meaning of Code Section 860F(a)(2) and will not prevent either Trust REMIC from qualifying as a REMIC addressed to and acceptable to the Securities Administrator.  In the event the Class X Certificateholder purchases a Mortgage Loan pursuant to the second preceding sentence, it shall be subrogated to the rights of the Trust against the applicable Seller in respect of the applicable breach of representation or warranty, other than rights to receive Indemnity Proceeds in respect of damages incurred by the Trust during the period when the Trust held the Mortgage Loan, which rights shall specifically be retained by the Trust.  The Securities Administrator shall execute and deliver to the Majority Class X Certificateholder such instruments delivered to the Securities Administrator for execution as it may reasonably request in order to further the purposes of the preceding sentence.

(c)

In the event that any action taken by the Depositor pursuant to paragraph (a) or (b) above results in a Prohibited Transaction tax, the Securities Administrator shall immediately notify the Depositor in writing thereof and the Depositor will, within 10 days of receiving notice thereof from the Securities Administrator, deposit the amount due from the Trust with respect to such tax with the Securities Administrator for the payment thereof, including any interest and penalties, in immediately available funds.

(d)

Without limiting its obligation to enforce each Sale Agreement in accordance with their respective terms, the Trustee, or the Securities Administrator on behalf of the Trustee, shall have no duty to conduct any affirmative investigation other than as specifically set forth in this Agreement as to the occurrence of any condition permitting the repurchase of any Mortgage Loan by the Depositor pursuant to this Article III or the eligibility of any Mortgage Loan for the purpose of this Agreement.

3.04

CONVEYANCE OF THE MORTGAGE LOANS.

(a)

(i)

On the Closing Date, pursuant to the “CONVEYANCE” clause on the first page hereof, the Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust, without recourse (except as otherwise provided herein), all of its right, title and interest of every kind and nature whatsoever, whether now owned and existing or hereafter acquired or arising, in and to property constituting the Trust Estate. The transfer by the Depositor of the Mortgage Loans set forth on the Schedule of Mortgage Loans and the other assets in the Trust Estate to the Trustee is absolute and is intended by the Owners and all parties hereto to be treated as a sale by the Depositor for all purposes (including tax, reporting and accounting purposes).

(ii)

It is the express intent of the parties that the transfer and conveyance of the Trust Estate constitute a sale of the Mortgage Loans and other assets in the Trust Estate conveying good title thereto free and clear of any liens and encumbrances from the Depositor to the Trustee on behalf of the Trust and that the Mortgage Loans and other assets in the Trust Estate not be part of the Depositor's estate in the event of bankruptcy or insolvency or otherwise.  However, in the event and to the extent that, notwithstanding the intent of the parties hereto, any or all of the Mortgage Loans and other assets in the Trust Estate conveyed by the Depositor to the Trustee on behalf of the Trust hereunder are held or otherwise determined to have been property of the Depositor or not to have been conveyed to the Trustee in an absolute sale, then (i) this Agreement shall also be deemed to be, and hereby constitutes, a security agreement within the meaning of Article 9 of the UCC; (ii) the conveyance hereunder by the Depositor of the Mortgage Loans set forth on the Schedule of Mortgage Loans and the other assets in the Trust Estate shall be deemed to be, and hereby constitutes, a grant by the Depositor to the Trustee of a first priority security interest in all of the Depositor's right, title and interest in and to such Mortgage Loans and other assets; (iii) the possession by the Trustee or any of its bailees or agents of items of property that constitute goods, instruments, money, negotiable documents or chattel paper shall be deemed to be “possession by the secured party” for purposes of perfecting the security interest pursuant to Section 9-305 of the UCC; (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law; and (v) the obligations secured by the first priority security interest described in clause (ii) above shall be deemed to include any and all obligations of the Depositor to the Trustee and any and all obligations of the Trustee to the Owners and other Persons pursuant to this Agreement and the other Operative Documents, including any obligation to remit the principal of and interest on the Certificates to the Owners as and when due and any obligation to distribute or remit any other fees, costs, expenses and other amounts required to be distributed or paid under this Agreement or any of the other Operative Documents.  Any assignment or other transfer of the rights of the Trustee under any provision hereof shall also be deemed to be an assignment of any security interest created hereby.  The Depositor covenants that, to the extent consistent with this Agreement, it will take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and would be maintained as such throughout the terms of this Agreement and the other Operative Documents.  The Depositor also covenants not to pledge, assign or grant a security interest in any of the Mortgage Loans to any third party.

(b)

In connection with the transfer and assignment of the Mortgage Loans, the Depositor agrees to deliver, or cause to be delivered, without recourse to the Custodian on the Closing Date with respect to each such Mortgage Loan:

(i)

The original Mortgage Note endorsed, “Pay to the order of [        ] without recourse” and signed in the name of the last endorsee by an authorized officer; or in the case of a missing Mortgage Note, a Lost Note Affidavit in blank together with a true and correct copy of the original Mortgage Note.  The Mortgage Note shall include all intervening original endorsements showing a complete chain of title from the originator to the last endorsee;

(ii)

To the extent executed in connection with the related Mortgage Loan, an original power of attorney, or photocopy thereof certified by a Governmental Authority with evidence of recording noted thereon if recordation is required to maintain the lien of the Mortgage or if the document to which such power of attorney relates is required to be recorded, or if recordation is not so required, the original, a certified photocopy or a photocopy of such certified photocopy of any such power of attorney;

(iii)

To the extent executed in connection with the related Mortgage Loan, the original or a photocopy of any personal endorsement or guaranty agreement;

(iv)

The original or a photocopy of the original recorded Mortgage (together with a standard adjustable rate mortgage rider, if the Mortgage Loan is an Adjustable Rate Mortgage Loan), with evidence of recording thereon; provided, however, if the original recorded Mortgage is not available because it has been delivered to the applicable recording office, the Depositor shall deliver a legible photocopy of the Mortgage pending recording, certified by the Seller, in lieu of the original recorded Mortgage, and evidence of recording shall be provided in case of any and all original Mortgages or photocopies thereof certified by the Seller; provided, further, if the original Mortgage is available but has not been recorded, the Seller shall deliver a legible photocopy of the original Mortgage, certified by the Seller as a true and correct copy of the original Mortgage (or a photocopy of such certified copy), and shall promptly record such Mortgage in the applicable recording office at the expense of the Depositor;

(v)

Except with respect to each MERS Designated Mortgage Loan, the original executed assignment of each Mortgage from the Seller, in blank, which assignment shall be in form and substance acceptable for recording.  In the event that the Mortgage Loan was acquired by the Seller in a merger or in the event that the Mortgage Loan was acquired or originated by the Seller while doing business under another name, the assignment must be by “[Seller Name], successor in interest to [name of originator or other entity to which the Mortgage has been assigned]” or “[Seller Name], successor in interest to [name of originator or other entity to which the Mortgage Note was endorsed]”, as the case may be;

(vi)

The original policy of title insurance or a copy thereof, if any (or a preliminary title report, binder or other material described on Exhibit B or Exhibit B-1, as applicable, of the relevant Sale Agreement if the original title insurance policy has not been received from the title insurance company);

(vii)

Originals of any intervening assignments of the Mortgage, with evidence of recording thereon, necessary to show a complete chain of title from the original mortgagee to the Seller (or MERS with respect to each MERS Designated Mortgage Loan); provided, however, if the original recorded assignments of the Mortgage are not available because they have been delivered to the applicable recording office, the Depositor may  deliver a legible photocopy of the assignments of the Mortgage pending recording, certified by the Seller (or a photocopy of such certified copy), in lieu of the original recorded assignment of the Mortgage, and evidence of recording shall be provided in case of any and all original assignments of the Mortgage or photocopies thereof certified by the Seller; provided, further, if the original assignments of the Mortgage are available but have not been recorded, the Seller shall deliver a legible photocopy thereof, certified by the Seller as a true and correct copy of the original assignments of the Mortgage (or a photocopy of such certified copy), and shall promptly record such assignments in the applicable recording office at its expense; and

(viii)

Originals of all assumption, modification and substitution agreements, if any, or certified copies thereof (or a photocopy containing the same), in either case with evidence of recording noted thereon if recordation is required to maintain the lien of the Mortgage or is otherwise required by applicable Law.

(c)

The parties acknowledge and agree that, after the transfers described in subsections (a)(i) and (a)(ii) of this Section 3.04, ownership of the entire Trust Estate (including all of the Mortgage Loans and other assets included therein) shall be vested solely and exclusively in the Trustee on behalf of the Trust.  Accordingly, the Depositor hereby agrees that it shall take no action inconsistent with the Trustee's ownership, on behalf of the Trust, of the Trust Estate and shall indicate or shall cause to be indicated in its books and records (including any books and records held on its behalf) that ownership of the Trust Estate (including all of the Mortgage Loans and other assets included therein) is held by the Trustee on behalf of the Trust.  In addition, the Depositor hereby agrees that it shall respond to any inquiries from third parties with respect to ownership of such assets by stating that it is not the owner of such assets and that ownership of such assets is held by the Trustee on behalf of the Trust.

(d)

If any Mortgage has been recorded in the name of MERS, no assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the applicable Servicer shall take all reasonable actions as are necessary at the expense of the Depositor to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for the purpose of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

3.05

ACCEPTANCE BY TRUSTEE; CERTIFICATION BY TRUSTEE.

By the Closing Date, the Custodian shall review all documents delivered to it in accordance with the provisions hereof, and shall deliver to the Depositor, the Trustee, the Securities Administrator and the Servicers an initial custodial certification (the “Initial Certification”) in the form attached as Exhibit B hereto.  The Custodian shall have examined each of the documents or copies thereof presented to the Custodian in each Custodial File pursuant to this Agreement.  Based upon such review, the Custodian shall determine with respect to each Custodial File whether: (i) all documents purporting to be those instruments described in Section 3.04(b)(i) through (viii) or Section 3.04(c) and the related reference to the Mortgage Loan in the Schedule of Mortgage Loans (and which are determinable from an examination of the documents or copies thereof in the Custodial File) are in its possession; (ii) such instruments have been reviewed by the Custodian and appear regular on their face and are related to the Mortgage Loan referenced; and (iii) based on its examination of the Mortgage Note, the Mortgage and the information set forth in the Schedule of Mortgage Loans respecting such Mortgage Loan accurately reflects the information set forth in the documents contained in the Custodial File declares that it will hold such documents and any amendments, replacement or supplements thereto, as well as any other assets included in the definitions of Trust Estate and delivered to the Custodian on behalf of the Trustee, as Trustee in trust upon and subject to the conditions set forth herein for the benefit of the Owners.  The Trustee agrees, for the benefit of the Owners, to review or cause the Custodian to review such items within ninety (90) days after the Closing Date (or, with respect to any document delivered after the Closing Date, within ninety (90) days of receipt and cause the Custodian to deliver to the Depositor and the applicable Servicer a certification (an “Interim Certification”) to the effect that, as to each Mortgage Loan listed in the Schedule of Mortgage Loans (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such Interim Certification as not covered by such Interim Certification), (i) all documents or copies or images required to be delivered to it pursuant to Section 3.04(b)(i) are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged or torn and relate to such Mortgage Loan and (iii) based on its examination and only as to the foregoing documents, the information set forth on the Schedule of Mortgage Loans accurately reflects the information set forth in the Custodial File.  Neither the Trustee nor the Custodian shall have any responsibility for reviewing any Custodial File except as expressly provided in this Section 3.05(a).  Without limiting the effect of the preceding sentence, in reviewing any Custodial File, neither the Trustee nor the Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment is in proper form (except to determine if the Trustee is the assignee), whether any document has been recorded in accordance with the requirements of any applicable jurisdiction or whether a blanket assignment is permitted in any applicable jurisdiction, but shall only be required to determine whether a document has been executed, that it appears to be what it purports to be, and, where applicable, that it purports to be recorded.  Neither the Trustee nor the Custodian shall be under any duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face, nor shall the Trustee be under any duty to determine independently whether there are any intervening assignments or assumption or modification agreements with respect to any Mortgage Loan.

If the Custodian during such ninety (90) day period finds any document constituting a part of a Custodial File which is not executed, has not been received, or is unrelated to the Mortgage Loans identified in the Schedule of Mortgage Loans, or that any Mortgage Loan does not conform to the description thereof as set forth in the Schedule of Mortgage Loans, the Custodian shall be required to promptly so notify the Trustee, the Securities Administrator, the Depositor, the applicable Servicer and the related Seller.  In performing any such review, the Custodian may conclusively rely as to the purported genuineness of any such document and any signature thereon.  It is understood that the scope of the Custodian's review of the items delivered, or caused to be delivered, by the Depositor pursuant to Section 3.04(b) and (c) is limited solely to confirming that the documents listed in Section 3.04(b) and (c) have been executed and received, relate to the Custodial Files identified in the Schedule of Mortgage Loans and conform to the description thereof in the Schedule of Mortgage Loans.  The Trustee, or the Securities Administrator on behalf of the Trustee, shall enforce the relevant provisions of the Sale and Warranties and applicable Sale Agreement against the Seller or the related Original Seller, as applicable, in order to remedy a material defect in a document constituting part of a Custodial File delivered, or caused to be delivered, by the Depositor of which it is so notified.  If, however, within ninety (90) days after the Trustee's or the Securities Administrator’s notice to it respecting such defect the applicable Seller or the Depositor (depending on the Mortgage Loan to which such defect relates) has not remedied the defect and the defect materially and adversely affects the interest of the Owners in the related Mortgage Loan either (i) the Trustee, or the Securities Administrator on behalf of the Trustee, shall enforce and prosecute all of the rights of the Depositor under the related Sale Agreement against the Original Seller or of the Depositor under the Sale and Warranties Agreement against the Seller, as the case may be, and (ii) the Majority Class X Certificateholder may, at its sole discretion, on the next succeeding Remittance Date purchase such Mortgage Loan as set forth in Section 3.03(b).

In addition to the foregoing, the Trustee, or the Securities Administrator on behalf of the Trustee, also agrees to cause the Custodian to make a review during the six-month period after the Closing Date and deliver to the Depositor, the applicable Servicer, the Securities Administrator and the Trustee indicating the current status of the exceptions previously indicated on the Initial Certification (the “Final Certification”).  After delivery of the Final Certification, the Trustee, or the Securities Administrator on behalf of the Trustee, shall cause the Custodian to monitor and upon request from the Depositor provide no less frequently than monthly, updated certifications indicating the then current status of exceptions, until all such exceptions have been eliminated.

3.06

NONQUALIFIED MORTGAGE LOAN.

In the event that the trustee, or the securities administrator on behalf of the trustee, discovers that a mortgage loan is not a “qualified mortgage” within the meaning of the REMIC provisions on the closing date, and such defect is not cured prior to the 75th day following the discovery of such failure to qualify, the securities administrator, on behalf of the trustee, shall use reasonable efforts to cause such mortgage loan to be sold or otherwise removed from the trust on or prior to the 75th day after its initial discovery or receipt of notice of such situation.

ARTICLE IV

ISSUANCE AND SALE OF CERTIFICATES

4.01

ISSUANCE OF CERTIFICATES.

On the Closing Date, upon the Trustee’s and the Securities Administrator's receipt from the Depositor of an executed authentication and delivery order, the Trustee shall execute and the Securities Administrator shall authenticate and deliver the Certificates on behalf of the Trust.

4.02

SALE OF CERTIFICATES.

At 11:00 a.m. New York City time on the Closing Date (the “Closing”), at the offices of McKee Nelson LLP, 1919 M Street, NW, Washington, D.C. 20036 (or at such other location acceptable to the Depositor), the Depositor will sell and convey the Mortgage Loans and the money, instruments and other property related thereto described in Section 3.04(a)(i) to the Trustee, and the Securities Adminstrator will deliver (i) to the Underwriter, the Class A Certificates, the Class M Certificates and the Class B Certificates with an aggregate Percentage Interest in each Class equal to 100%, registered in the name of Cede & Co., or in such other names as the Underwriter shall direct, against payment of the purchase price thereof by wire transfer of immediately available funds to the Depositor, (ii) to the Underwriter, the Class X Certificates with a Percentage Interest equal to 100%, (ii) to the Underwriter, the Class P Certificates with a Percentage Interest equal to 100% and (iii) to the Underwriter, the Class R Certificates with a Percentage Interest equal to 99.99%.  The Securities Administrator shall retain a Class R Certificate evidencing a 0.01% Percentage Interest.

ARTICLE V

THE CERTIFICATES

5.01

 THE CERTIFICATES.

The Certificates shall be substantially in the forms attached hereto as exhibits.  Each of the Class A, Class M and Class B Certificates shall be issued in fully registered, book-entry form and shall be Book-Entry Certificates.  Each of the Class X, Class P and Class R Certificates shall be issued in fully registered, certificated form.  The Class A Certificates are each offered in minimum denominations of $25,000 initial Certificate Balance each and multiples of $1 in excess of $25,000.  The Class M-1, Class M-2, Class B-1, Class B-2 and Class B-3 Certificates are offered in minimum denominations of $250,000 initial Certificate Balance each and multiples of $1 in excess of $250,000.  The Class X Certificate will be issued in certificated form in minimum denominations of 10% Percentage Interests; provided, that a single Class X Certificate may be offered in a denomination of less than a 10% Percentage Interest.  The Class P Certificates will evidence a 100% Percentage Interest. In addition, one Certificate of each Class (other than the Class X, Class P and Class R Certificates) may be issued evidencing the sum of an authorized denomination thereof and the remainder of the initial Certificate Balance of such Class.  The Class R Certificates will each be issued in percentage interests of 99.99% and 0.01%.

Subject to Section 10.05 respecting the final distribution on the Certificates, on each Distribution Date the Securities Administrator shall make distributions to each Certificateholder of record on the preceding Record Date either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor as directed by that Certificateholder by written wire instructions provided to the Securities Administrator or (y), in the event that no wire instructions are provided to the Securities Administrator, by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Register.

The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer.  Certificates bearing the manual or facsimile signatures of individuals who were, at the time such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the countersignature and delivery of any such Certificates or did not hold such offices at the date of such Certificate.  No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless countersigned by the Securities Administrator by manual signature, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed, authenticated and delivered hereunder.  All Certificates shall be dated the date of their countersignature.  On the Closing Date, the Securities Administrator shall countersign the Certificates to be issued at the direction of the Depositor, or any Affiliate thereof.

The Depositor shall provide, or cause to be provided, to the Securities Administrator on a continuous basis, an adequate inventory of Certificates to facilitate transfers.

5.02

REGISTER; REGISTRATION OF TRANSFER AND EXCHANGE OF CERTIFICATES.

(a)

The Securities Administrator shall maintain, or cause to be maintained in accordance with the provisions of Section 5.06, a Register for the Trust Fund in which, subject to the provisions of subsections (b) and (c) below and to such reasonable regulations as it may prescribe, the Securities Administrator shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.  Upon surrender for registration of transfer of any Certificate, the Trustee shall execute and the Securities Administrator shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and aggregate Percentage Interest.

At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Securities Administrator.  Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and the Securities Administrator shall authenticate and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive.  Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Securities Administrator duly executed by the holder thereof or his attorney duly authorized in writing.  In the event, the Depositor or an Affiliate transfers the Class X Certificates, or a portion thereof, to another Affiliate, it shall notify the Securities Administrator in writing of the affiliated status of the transferee.  The Securities Administrator shall have no liability regarding the lack of notice with respect thereto.

No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but the Registrar or the Securities Administrator may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

All Certificates surrendered for registration of transfer or exchange shall be cancelled and subsequently destroyed by the Securities Administrator in accordance with the Securities Administrator’s customary procedures.

(b)

No transfer of a Private Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such state securities laws.  In the event that a transfer of a Private Certificate which is a Private Certificate is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer shall certify to the Securities Administrator in writing the facts surrounding the transfer in substantially the form set forth in Exhibit H (the “Transferor Certificate”) and either (i) there shall be delivered to the Securities Administrator a letter in substantially the form of Exhibit I (the “Rule 144A Letter”) or (ii) in the case of the Class X Certificates, there shall be delivered to the Securities Administrator at the expense of the transferor an Opinion of Counsel addressed to the Securities Administrator that such transfer may be made without registration under the Securities Act.  In the event that a transfer of a Private Certificate which is a Book Entry Certificate is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer will be deemed to have made as of the transfer date each of the certifications set forth in the Transferor Certificate in respect of such Certificate and the transferee will be deemed to have made as of the transfer date each of the certifications set forth in the Rule 144A Letter in respect of such Certificate, in each case as if such Certificate were evidenced by a Private Certificate.  The Depositor shall provide to any Holder of a Private Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A.  The Securities Administrator shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence.  Each Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Securities Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

No transfer of an ERISA-Restricted Certificate shall be made unless the Securities Administrator shall have received either (x) a representation from the transferee of such Certificate substantially in the form of Exhibit J (or in the event such Certificate is a Residual Certificate, substantially in the form of Exhibit G), to the effect that (i) such transferee is not acquiring such Certificates for, or on behalf of, a Plan, or (ii) in the case of an ERISA Restricted Certificate that has been the subject of an ERISA Qualifying Underwriting, that the purchaser is an insurance company that is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95 60 (“PTCE 95 60”)) and the conditions of Sections I and III of PTCE 95-60 have been satisfied or (y)  an Opinion of Counsel satisfactory to the Securities Administrator, which Opinion of Counsel shall not be an expense of the Securities Administrator, the Depositor, the Trustee, the Master Servicer or the Trust Fund, addressed to the Securities Administrator, to the effect that the purchase or holding of such ERISA Restricted Certificates will not result in any non-exempt prohibited transactions under Section 406 of ERISA or Section 4975 of the Code and will not subject the Securities Administrator, the Depositor, the Trustee or the Master Servicer to any obligation in addition to those expressly undertaken in this Agreement.  For purposes of the preceding sentence, with respect to an ERISA-Restricted Certificate that is not a Private Certificate, in the event the representation letter referred to in the preceding sentence is not furnished, such representation shall be deemed to have been made to the Securities Administrator by the transferee’s (including an initial acquirer’s) acceptance of the ERISA Restricted Certificates.  In the event that such representation is violated, or any attempt to transfer to a Plan without an Opinion of Counsel, such attempted transfer or acquisition shall be void and of no effect and the purported beneficial owner shall indemnify and hold harmless the Depositor, the Securities Administrator, the Trustee, the Master Servicer and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by the parties as a result of that acquisition or holding.

To the extent permitted under applicable law (including, but not limited to, ERISA), the Securities Administrator shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 5.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Securities Administrator in accordance with the foregoing requirements.

(c)

Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

(i)

Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Securities Administrator of any change or impending change in its status as a Permitted Transferee;

(ii)

No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Securities Administrator shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Securities Administrator under subparagraph (b) above, the Securities Administrator shall have been furnished with an affidavit (a “Transfer Affidavit”) of the initial owner or the proposed transferee in the form attached hereto as Exhibit G;

(iii)

Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee;

(iv)

Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee.  If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate.  The Securities Administrator shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 5.02(b) and this Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and the Rule 144A Letter.  The Securities Administrator shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time.  Any such payments so recovered by the Securities Administrator shall be paid and delivered by the Securities Administrator to the last preceding Permitted Transferee of such Certificate; and

(v)

The Depositor shall use its best efforts to make available, upon receipt of written request from the Securities Administrator, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

The restrictions on Transfers of a Residual Certificate set forth in this Section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Securities Administrator of an Opinion of Counsel addressed to the Securities Administrator, which Opinion of Counsel shall not be an expense of the Trust Fund or the Securities Administrator, to the effect that the elimination of such restrictions will not cause either REMIC I or REMIC II to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person.  Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel addressed to the Securities Administrator and furnished to the Securities Administrator, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

(d)

The preparation and delivery of all certificates and opinions referred to above in this Section 5.02 in connection with transfer shall be at the expense of the parties to such transfers.

(e)

Except as provided below, the Book Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times:  (i) registration of the Certificates may not be transferred by the Securities Administrator except to another Depository; (ii) the Depository shall maintain book entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book Entry Certificates; (iii) ownership and transfers of registration of the Book Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Securities Administrator shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Owners of the Book Entry Certificates for purposes of exercising the rights of holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Owners; and (vi) the Securities Administrator may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Owners.

All transfers by Owners of Book Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Owner.  Each Depository Participant shall only transfer Book Entry Certificates of Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository’s normal procedures.

If (x) (i) the Depository or the Depositor advises the Securities Administrator in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii)  the Depositor is unable to locate a qualified successor, or (y) the Depositor at its option advises the Securities Administrator in writing that it elects to terminate the book entry system through the Depository, the Securities Administrator shall notify all Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully registered Certificates (the “Definitive Certificates”) to Owners requesting the same.  Upon surrender to the Securities Administrator of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Securities Administrator shall issue the Definitive Certificates.  Neither the Depositor nor the Securities Administrator shall be liable for any delay in delivery of such instruction and each may conclusively rely on, and shall be protected in relying on, such instructions.  The Depositor shall provide the Securities Administrator with an adequate inventory of Certificates to facilitate the issuance and transfer of Definitive Certificates.  Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Securities Administrator, to the extent applicable with respect to such Definitive Certificates and the Securities Administrator shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder; provided, that the Securities Administrator shall not by virtue of its assumption of such obligations become liable to any party for any act or failure to act of the Depository.

5.03

MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.

If (a) any mutilated Certificate is surrendered to the Securities Administrator, or the Securities Administrator receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Depositor and the Securities Administrator such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Securities Administrator that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, and the Securities Administrator shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest.  In connection with the issuance of any new Certificate under this Section 5.03, the Securities Administrator may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Securities Administrator) connected therewith.  Any replacement Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

5.04

PERSONS DEEMED OWNERS.

The Securities Administrator, the Depositor and any agent of the Depositor or the Securities Administrator may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Securities Administrator, the Depositor nor any agent of the Depositor or the Securities Administrator shall be affected by any notice to the contrary.

5.05

ACCESS TO LIST OF CERTIFICATEHOLDERS’ NAMES AND ADDRESSES.

If three or more Certificateholders (a) request such information in writing from the Securities Administrator, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication which such Certificateholders propose to transmit, or if the Depositor shall request such information in writing from the Securities Administrator, then the Securities Administrator shall, within ten Business Days after the receipt of such request, provide the Depositor or such Certificateholders at such recipients’ expense the most recent list of the Certificateholders of such Trust Fund held by the Securities Administrator, if any.  The Depositor and every Certificateholder, by receiving and holding a Certificate, agree that the Securities Administrator shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

5.06

MAINTENANCE OF OFFICE OR AGENCY.

The Securities Administrator will maintain or cause to be maintained at its expense an office or offices or agency or agencies in Dallas, Texas where Certificates may be surrendered for registration of transfer or exchange.  The Securities Administrator initially designates its office located at 2001 Bryan Street, 9th Floor, Dallas, Texas 75201 for such purposes.  The Securities Administrator will give prompt written notice to the Certificateholders of any change in such location of any such office or agency.

ARTICLE VI

COVENANTS

6.01

DISTRIBUTIONS.

On each Distribution Date, the Securities Administrator shall withdraw amounts from the Certificate Account and make the distributions with respect to the Certificates in accordance with the terms of the Certificates and this Agreement.  Such distributions shall be made (i) by check or draft mailed or wire transfer on each Distribution Date or (ii) if requested by any Owner of (A) a Certificate having an initial Certificate Balance of not less than $1,000,000 or (B) a Class X Certificate, Class P Certificate or Residual Certificate having a Percentage Interest of Certificate of not less than 10% in writing not later than one Business Day prior to the applicable Record Date (which request does not have to be repeated unless it has been withdrawn), to such Owner by wire transfer to an account within the United States designated no later than five Business Days prior to the related Record Date, made on each Distribution Date, in each case to each Owner of record on the immediately preceding Record Date.

6.02

MONEY FOR DISTRIBUTIONS TO BE HELD IN TRUST; WITHHOLDING.

(a)

All payments of amounts due and payable with respect to any Certificate that are to be made from amounts withdrawn from the Certificate Account shall be made by and on behalf of the Securities Administrator, and no amounts shall be withdrawn from the Certificate Account for payments of Certificates except as provided in this Section 6.02.

(b)

Whenever the Depositor has appointed one or more Paying Agents pursuant to Section 13.15, the Securities Administrator will, on the Business Day immediately preceding each Distribution Date, deposit with such Paying Agents in immediately available funds an aggregate sum sufficient to pay the amounts then becoming due (to the extent funds are then available for such purpose in the Certificate Account for the Class to which such amounts are due), such sum to be held in trust for the benefit of the Owners entitled thereto.

(c)

The Depositor may at any time direct any Paying Agent to pay to the Securities Administrator all sums held in trust by such Paying Agent, such sums to be held by the Securities Administrator upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Securities Administrator, such Paying Agent shall be released from all further liability with respect to such money.

(d)

The Depositor shall require each Paying Agent, including the Securities Administrator on behalf of the Trust, to comply with all requirements of the Code and applicable state and local law with respect to the withholding from any distributions made by it to any Owner of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

(e)

Any money held by the Securities Administrator or any Paying Agent in trust for the payment of any amount due with respect to any Certificate and remaining unclaimed by the Owner of such Certificate for the period then specified in the escheat laws of the State of New York after such amount has become due and payable shall be discharged from such trust and be paid to the Owners of the Class R Certificates; and the Owner of such Certificate shall thereafter, as an unsecured general creditor, look only to the Owners of the Class R Certificates for payment thereof (but only to the extent of the amounts so paid to the Owners of the Class R Certificates) and all liability of the Securities Administrator or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Securities Administrator or such Paying Agent before being required to make any such payment, may, at the expense of the Trust, cause to be published once, in the eastern edition of The Wall Street Journal, notice that such money remains unclaimed and that, after a date specified therein, which shall be not fewer than thirty (30) days from the date of such publication, any unclaimed balance of such money then remaining will be paid to the Owners of the Class R Certificates.  The Securities Administrator shall, at the direction of the Depositor, also adopt and employ, at the expense of the Trust, any other reasonable means of notification of such payment (including but not limited to mailing notice of such payment to Owners whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Registrar, the Securities Administrator or any Paying Agent, at the last address of record for each such Owner).

6.03

PROTECTION OF TRUST ESTATE.

(a) The Trustee will hold the Trust Estate in trust for the benefit of the Owners, and the Trustee and the Securities Administrator, at the request of the Depositor, will from time to time execute and deliver all such supplements and amendments hereto pursuant to Section 13.14 and all instruments of further assurance and other instruments. The Trustee, or the Securities Administrator on behalf of the Trustee, will take such other action upon such request from and at the expense of the Depositor, to:

(i)

more effectively hold in trust all or any portion of the Trust Estate;

(ii)

perfect, publish notice of, or protect the validity of any grant made or to be made by this Agreement;

(iii)

enforce any of the Mortgage Loans, Sale and Warranties Agreement or the Sale Agreements (other than expenses incurred in connection with the custody and delivery of the Mortgage Loan Documents which shall be borne by the Trustee); or

(iv)

preserve and defend title to the Trust Estate and the rights of the Trustee, and the ownership interests of the Owners represented thereby, in such Trust Estate against the claims of all Persons and parties.

The Securities Administrator on behalf of the Trustee shall send copies of any request to take any action pursuant to this Section 6.03 to the other parties hereto.

(b)

The Securities Administrator on behalf of the Trustee shall have the power to enforce, and shall enforce the obligations and rights of the other parties to this Agreement, the obligations of the Original Sellers under the Sale Agreements, the Depositor under Section 3.03(a) of this Agreement and the Seller under the Sale and Warranties Agreement; in addition, the Owners, by action, suit or proceeding at law or equity, shall also have the power to enjoin, by action or suit in equity, any acts or occurrences which may be unlawful or in violation of the rights of the Owners as such rights are set forth in this Agreement; provided, however, that nothing in this Section 6.03 shall require any action by the Securities Administrator unless the Securities Administrator shall first (i) have been furnished indemnity satisfactory to it and (ii) when required by this Agreement, have been requested by the Owners of a majority of the Percentage Interests represented by the Certificates then Outstanding or, if there are no longer any Offered Certificates then outstanding, by such majority of the Percentage Interests represented by the Class R Certificates.

(c)

The Trustee shall execute any instrument required pursuant to this Section 6.03 so long as such instrument does not conflict with this Agreement or with the Trustee's fiduciary duties, or adversely affect its rights and immunities hereunder.

6.04

PERFORMANCE OF OBLIGATIONS.

The Securities Administrator on behalf of the Trustee will not take any action that would release any Person from any of such Person's covenants or obligations under any instrument or document relating to the Certificates or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or document, except as expressly provided in this Agreement or such other instrument or document.

The Securities Administrator on behalf of the Trustee may contract with other Persons to assist it in performing its duties hereunder pursuant to Section 11.02(g).

6.05

NEGATIVE COVENANTS.

The Trustee and the Securities Administrator, to the extent of their respective duties hereunder, will not consent to the Trust or cause the Trust to:

(i)

sell, transfer, exchange or otherwise dispose of any of the Trust Estate except as expressly permitted by this Agreement;

(ii)

claim any credit on or make any deduction from the distributions payable in respect of, the Certificates (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Owner by reason of the payment of any taxes levied or assessed upon any of the Trust Estate;

(iii)

incur, assume or guaranty any indebtedness of any Person;

(iv)

dissolve or liquidate in whole or in part, except pursuant to Article X hereof;

(v)

(A) cause or consent to an action which causes the validity or effectiveness of this Agreement to be impaired, or permit any Person to be released from any covenants or obligations with respect to the Trust or to the Certificates under this Agreement, except as may be expressly permitted hereby or (B) permit any lien, charge, adverse claim, security interest, mortgage or other encumbrance to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof;

(vi)

permit either Trust REMIC to accept a prohibited contribution or engage in a prohibited transaction pursuant to the REMIC Provisions; or

(vii)

take any action that could cause either Trust REMIC to fail to qualify as such, or omit to take any action within the scope of its duties necessary to preserve the status of either Trust REMIC.

6.06

NO OTHER POWERS.

Neither the Trustee nor the Securities Administrator will permit the Trust to engage in any business activity or transaction other than those activities permitted by Section 2.03.

6.07

LIMITATION OF SUITS. No owner shall have any right to institute any proceeding, judicial or otherwise, with respect to this agreement, the sale and warranties agreement or the sale agreements or for the appointment of a receiver or trustee of the trust, or for any other remedy with respect to an event of default hereunder, unless:

(i)

such Owner has previously given written notice to the Depositor, the Securities Administrator and the Trustee of such Owner's intention to institute such proceeding;

(ii)

the Owners of not less than 25% of the Percentage Interests represented by the Class A, Class M, Class B, Class P or Class X Certificates then Outstanding or, if there are no Class A, Class M, Class B, Class P or Class X Certificates then Outstanding, by such percentage of the Percentage Interests represented by the Class R Certificates, shall have made written request to the Securities Administrator and the Trustee to institute such proceeding in its own name as Trustee establishing the Trust;

(iii)

such Owner or Owners have offered to the Securities Administrator and the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

(iv)

the Securities Administrator on behalf of the Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity has failed to institute such proceeding; and

(v)

no direction inconsistent with such written request has been given to the Securities Administrator and the Trustee during such sixty (60) day period by the Owners of a majority of the Percentage Interests represented by the Class A, Class M, Class B, Class P or Class X Certificates or, if there are no Class A, Class M, Class B, Class P or Class X Certificates then Outstanding, by such majority of the Percentage Interests represented by the Class R Certificates;

it being understood and intended that no one or more Owners shall have any right in any manner whatever by virtue of, or by availing themselves of, any provision of this Agreement to affect, disturb or prejudice the rights of any other Owner of the same Class or to obtain or to seek to obtain priority or preference over any other Owner of the same Class or to enforce any right under this Agreement, except in the manner herein provided and for the equal and ratable benefit of all the Owners of the same Class.

In the event the Securities Administrator and the Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Owners, each representing less than a majority of the applicable Class of Certificates and each conforming to paragraphs (i) through (v) of this Section 6.07, the Securities Administrator on behalf of the Trustee will act at the direction of Owners holding the greater amount of Certificates.  If the Securities Administrator and the Trustee receive conflicting or inconsistent requests and indemnity from two or more groups of Owners representing an equal amount of Outstanding Certificates, the Securities Administrator, on behalf of the Trustee, in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Agreement and neither the Securities Administrator nor the Trustee shall be liable for any action taken pursuant to this Section 6.07.

6.08

UNCONDITIONAL RIGHTS OF OWNERS TO RECEIVE DISTRIBUTIONS.

Notwithstanding any other provision in this Agreement, the Owner of any Certificate shall have the right, which is absolute and unconditional, to receive distributions to the extent provided herein and therein with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

6.09

RIGHTS AND REMEDIES CUMULATIVE.

Except as otherwise provided herein, no right or remedy herein conferred upon or reserved to the Securities Administrator, the Trustee or the Owners is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise.  Except as otherwise provided herein, the assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

6.10

[reserved]

6.11

CONTROL BY DEPOSITOR OR OWNERS.

The Owners of a majority of the Percentage Interests represented by the Offered Certificates then Outstanding, or, if there are no longer any Offered Certificates then Outstanding, by a majority of the Percentage Interests represented by the Class R Certificates then Outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Securities Administrator on behalf of the Trustee with respect to the Certificates or exercising any trust or power conferred on the Securities Administrator and the Trustee with respect to the Certificates or the Trust Estate, including, but not limited to, those powers set forth in Section 6.03 hereof, provided that:

(i)

such direction shall not be in conflict with any rule of law or with this Agreement;

(ii)

each of the Securities Administrator and the Trustee shall have been provided with indemnity satisfactory to it; and

(iii)

the Securities Administrator on behalf of the Trustee may take any other action deemed proper by the Securities Administrator, as the case may be, which is not inconsistent with such direction; provided, however, that neither the Securities Administrator on behalf of the Trustee nor the Depositor, as the case may be, need take any action which it determines might involve it in liability or may be unjustly prejudicial to the Owners not so directing.

6.12

INDEMNIFICATION.

The Depositor agrees to indemnify and hold the Trustee, the Securities Administrator and each Owner harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee and any Owner may sustain in any way related to the failure of the Depositor to perform its duties in compliance with the terms of this Agreement.  The Depositor shall immediately notify the Trustee and each Owner if such a claim is made by a third party with respect to this Agreement, and the Depositor shall assume (with the consent of the Securities Administrator and the Trustee) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against Securities Administrator, the Trustee and/or any Owner in respect of such claim.  The provisions of this Section 6.12 shall survive the termination of this Agreement, the termination or resignation of the Securities Administrator or the Trustee and the payment of the outstanding Certificates.

ARTICLE VII

PAYMENTS TO THE CERTIFICATEHOLDERS

7.01

ESTABLISHMENT OF THE COLLECTION ACCOUNTS, THE MASTER SERVICER ACCOUNT AND THE CERTIFICATE ACCOUNT; DEPOSITS IN THE COLLECTIONS ACCOUNTS, THE MASTER SERVICER ACCOUNT AND THE CERTIFICATE ACCOUNT; PERMITTED WITHDRAWALS FROM CERTIFICATE ACCOUNT.

(a)

No later than the Closing Date, the Servicers shall have established one or more separate Collection Accounts as provided in the related Servicing Agreement, each of which shall be an Eligible Account.  All Monthly Payments and other amounts collected by each Servicer on the Mortgage Loans, shall, to the extent provided in the related Servicing Agreement, be deposited by such Servicer within one Business Day of receipt (or within 2 Business Days in the case of Liquidation Proceeds, Insurance Proceeds and Condemnation Proceeds) into the related Collection Account.

(b)

On each Servicer Remittance Date, each Servicer is required to remit to the Master Servicer all payments received during the related Due Period or Prepayment Period in respect of the Mortgage Loans serviced by it, less certain deductions as described herein and in each Servicing Agreement.  The Master Servicer will establish and maintain a separate account for the benefit of the Trust (the “Master Servicer Account”) which account shall be an Eligible Account.  The amounts remitted by the Servicers to the Master Servicer on each Servicer Remittance Date shall be credited to the Master Servicer Account.

(c)

No later than the Closing Date, the Securities Administrator will establish and maintain a trust account, in its name and for the benefit of Certificateholders, which shall not be interest bearing, titled “JPMorgan Chase Bank, as Securities Administrator, in trust for the holders of GSAMP Trust 2004-SEA1 Certificate Account,” (the “Certificate Account”).

(d)

On each Master Servicer Remittance Date, the Master Servicer shall remit to the Securities Administrator the amounts received from the Servicers on the related Servicer Remittance Date, net of any fees, expenses and other amounts payable to the Master Servicer hereunder, and the Securities Administrator shall promptly upon receipt, deposit into the Certificate Account and retain therein such amounts received from the Master Servicer.

(e)

Amounts on deposit in the Certificate Account shall be withdrawn on each Distribution Date by the Securities Administrator, or the Paying Agent on its behalf, to effect the applicable distributions described in Section 7.06(b).

7.02

MONTHLY ADVANCES BY MASTER SERVICER OR SECURITIES ADMINISTRATOR.

(a)

Under the terms of each Servicing Agreement, on the Business Day prior to each Servicer Remittance Date, the related Servicer is obligated to make a Monthly Advance with respect to certain delinquencies as of the related Distribution Date, unless such Servicer furnishes to the Securities Administrator, an Officer’s Certificate evidencing the determination by such Servicer, in its reasonable judgment, that such Monthly Advance would be non-recoverable from Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds (including the proceeds of the applicable Federal Insurance) or otherwise with respect to such Mortgage Loan (a “Non-Recoverability Certificate”).  If (i) a Servicer reports a delinquency on a Remittance Report, and (ii) such Servicer, by 11 a.m. (New York Time) on the related Distribution Date, neither makes a Monthly Advance nor provides the Securities Administrator and the Master Servicer with a Non Recoverability Certificate with respect to such delinquency, then subject to paragraph (b) below, the Master Servicer shall deposit, from its own funds, on the Master Servicer Remittance Date, the amount of such Monthly Advance not made by the related Servicer into the Certificate Account for distribution to Certificateholders as provided in this Agreement.  If the Master Servicer fails to make a Monthly Advance as required by the preceding sentence, then the Securities Administrator shall deposit, from its own funds, on the Distribution Date, the amount of such Monthly Advance into the Certificate Account.  Notwithstanding the foregoing, if either the Master Servicer or the Securities Administrator, in their reasonable judgment, determine that such Monthly Advance would be non recoverable from Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds (including the proceeds of the applicable Federal Insurance) or otherwise with respect to such Mortgage Loan, then neither the Master Servicer nor the Securities Administrator, as applicable, shall be obligated to make such Monthly Advance.

(b)

Each Servicer is obligated under the applicable Servicing Agreement to remit to the Master Servicer the required remittance on each Servicer Remittance Date.  If (i) a Servicer fails to remit such remittance on any Servicer Remittance Date and (ii) such failure is not cured by 11 a.m. (New York Time) on the related Master Servicer Remittance Date, then, to the extent permitted by the related Servicing Agreement, the Master Servicer shall withdraw the amount of such required remittance from such Collection Account, to the extent that such amount is on deposit in such Collection Account, and shall deposit such amount in the Certificate Account.

(c)

All Monthly Advances (together with, in the case of the Master Servicer and the Securities Administrator, interest thereon at a rate equal to the prevailing Prime Rate plus 2.0%) shall be reimbursable to the related Servicer, the Master Servicer or the Securities Administrator, as the case may be, on a first priority basis from deposits to the Collection Account of late collections, Insurance Proceeds, Liquidation Proceeds and Condemnation Proceeds from the related Mortgage Loan as to which a Monthly Advance has been made.  The Master Servicer or the Securities Administrator’s right to reimbursement as provided in this paragraph (c) shall not negate its obligation to continue to make Monthly Advances as provided in paragraph (a) of this Section 7.02.  To the extent Monthly Advances are not recoverable as set forth in the first sentence of this paragraph (c), the Master Servicer or the Securities Administrator, as the case may be, shall be entitled to recover such Monthly Advances from deposits in the Master Servicer Account or the Certificate Account, as applicable.

(d)

To the extent that the Servicer is required to pay penalty interest pursuant to the Servicing Agreement, and the Master Servicer or the Securities Administrator makes any Monthly Advance, the Master Servicer or the Securities Administrator, as applicable, in its individual capacity shall be entitled to retain such penalty interest.

7.03

COMPENSATING INTEREST.

The amount of the Master Servicing Fee payable to the Master Servicer in respect of any Distribution Date shall be reduced by the amount of any Compensating Interest Payment for such Distribution Date, but only to the extent such Compensating Interest Payment is not actually made by a Servicer on the applicable Servicer Remittance Date.  Such amount shall not be treated as an Advance and shall not be reimbursable to the Master Servicer.

7.04

INVESTMENT OF ACCOUNTS.

Any investment by the Master Servicer or the Securities Administrator of amounts received hereunder shall be in Eligible Investments only.  All income and gain realized from any such investment of amounts in the Master Servicer Account shall be for the benefit of the Master Servicer and shall be subject to its withdrawal on order from time to time, and shall not be part of the Trust Fund.  All income and gain realized from any such investment of amounts in the Certificate Account shall be for the benefit of the Securities Administrator and shall be subject to its withdrawal on order from time to time.  In the event of a loss or reduction in the amount to be remitted by the Master Servicer to the Securities Administrator on the Master Servicer Remittance Date or the amount to be remitted by the Securities Administrator on the Distribution Date because of a loss on an Eligible Investment, the Master Servicer or the Securities Administrator, as applicable, shall be required to deposit the amount of such loss into the Master Servicer Account or the Certificate Account, as applicable, within one Business Day of realization of such loss from its own funds without reimbursement.

7.05

ELIGIBLE INVESTMENT.

The following are “Eligible Investments”:

(b)

direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

(c)

demand and time deposits in, certificates of deposit of, or bankers’ acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers’ acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars and issued by any Depository Institution and rated F1+ by Fitch, P 1 by Moody’s and A 1+ by S&P;

(d)

repurchase obligations with respect to any security described in clause (a) above entered into with a Depository Institution (acting as principal);

(e)

securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any state thereof and that are rated by each rating agency that rates such securities in its highest long term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

(f)

commercial paper (including both non interest bearing discount obligations and interest bearing obligations payable on demand or on a specified date not more than 30 days after the date of acquisition thereof) that is rated by each rating agency that rates such securities in its highest short term unsecured debt rating available at the time of such investment;

(g)

units of money market funds, including money market funds advised by the Depositor or the Trustee or an Affiliate thereof, that have been rated “Aaa” by Moody’s, “AAAm” or “AAAm-G” by Standard & Poor’s and, if rated by Fitch, at least “AA” by Fitch; and

(h)

if previously confirmed in writing to the Trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the rating agencies as a permitted investment of funds backing “Aaa” or “AAA” rated securities;

provided, however, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.

7.06

PRIORITY AND SUBORDINATION OF DISTRIBUTIONS.

(a)

(1)(A)

On each Distribution Date, the following amounts, in the following order of priority, shall be distributed by REMIC I to REMIC II on account of the REMIC I Regular Interests or withdrawn from the Distribution Account and distributed to the holders of the Class R Certificates (in respect of the Class R-I Interest), as the case may be:

(i)

first, to Holders of the REMIC I Regular Interest, pro rata, in an amount equal to (A) the Uncertificated Accrued Interest for such Distribution Date, plus (B) any amounts in respect thereof remaining unpaid from previous Distribution Dates. Amounts payable as Uncertificated Accrued Interest in respect of REMIC I Regular Interest LT-ZZ shall be reduced and deferred (which deferred amount shall be added to the principal balance of the Class LT-ZZ Interest) to the extent necessary to make principal distributions described in Section 7.06(a)(1)(A)(ii);

(ii)

second, to the Holders of REMIC I Regular Interests, in an amount equal to the remainder of the Available Funds  for such Distribution Date after the distributions made pursuant to clause (i) above, allocated as follows:

(a)

to the Holders of REMIC I Regular Interests (other than the Class LT-ZZ Interest) until the Uncertificated Principal Balance of each such REMIC I Regular Interest (taking into account the allocation of Realized Losses on such Distribution Date) is reduced to one-half of the Class Balance, as of such Distribution Date, of the Corresponding Class of Certificates for such REMIC I Regular Interest;

(b)

to the Holders of REMIC I Regular Interest LT-ZZ, the remainder (other than amounts payable under clause (c) below), until the Uncertificated Principal Balance of such REMIC I Regular Interest is reduced to zero;

(c)

to the Holders of REMIC I Regular Interest LT-ZZ, the Class P Distributable Amount for such Distribution Date; and

(d)

any remaining amount to the Holders of the Class R Certificates (in respect of the Class R-I Interest).

(b)

On each Distribution Date, after payment of the Trustee Fee and any Senior Trustee Expenses then due, the Trustee shall withdraw from the Certificate Account the Available Distribution Amount for REMIC II to make the distribution thereof in the following order of priority:

(i)

to make payments in respect of interest to the Certificates in the following amounts and order of priority;

(A)

to the Class A-1A, Class A-1B and Class A-2 Certificates, the Accrued Certificate Interest and any unpaid Accrued Certificate Interest from the prior Distribution Date allocable to such Classes, pro rata, in proportion to the amount owing to each Class;

(B)

to the Class M-1 Certificates, the Accrued Certificate Interest allocable to the Class M-1 Certificates;

(C)

to the Class M-2 Certificates, the Accrued Certificate Interest allocable to the Class M-1 Certificates;

(D)

to the Class B-1 Certificates, the Accrued Certificate Interest allocable to the Class B-1 Certificates;

(E)

to the Class B-2 Certificates, the Accrued Certificate Interest allocable to the Class B-2 Certificates; and

(F)

to the Class B-3 Certificates, the Accrued Certificate Interest allocable to the Class B-3 Certificates.

(ii)

on each Distribution Date (x) prior to the Stepdown Date or (y) on which a Trigger Event is in effect, to Holders of the related Class or Classes of Certificates then entitled to distributions of principal after making distributions pursuant to clause (i) above, to the extent of the Principal Distribution Amount, in the following amounts and order of priority:

(A)

to the Class A-1A, Class A-1B and Class A-2 , in the following order of priority:

(1)

to the Class A-1A Certificates, until the Certificate Balance thereof has been reduced to zero; and

(2)

concurrently, to the Class A-1B and Class A-2 Certificates, pro rata, until the respective Certificate Balances thereof have been reduced to zero;

(B)

to the Class M-1 Certificates, until the Certificate Balance of thereof has been reduced to zero;

(C)

to the Class M-2 Certificates, until the Certificate Balance of thereof has been reduced to zero;

(D)

to the Class B-1 Certificates, until the Certificate Balance of thereof has been reduced to zero;

(E)

to the Class B-2 Certificates, until the Certificate Balance of thereof has been reduced to zero;

(F)

to the Class B-3 Certificates, until the Certificate Balance of thereof has been reduced to zero;

(iii)

on each Distribution Date (x) on or after the Stepdown Date or (y) on which a Trigger Event is not in effect, to Holders of the related Class or Classes of Certificates then entitled to distributions of principal after making distributions pursuant to clause (i) above, to the extent of the Principal Distribution Amount, in the following amounts and order of priority:

(A)

to the Class A-1A, Class A-1B and Class A-2 , in an amount up to the Class A Principal Distribution Amount, in the following order of priority:

(1)

to the Class A-1A Certificates, until the Certificate Balance thereof has been reduced to zero; and

(2)

concurrently, to the Class A-1B and Class A-2 Certificates, pro rata, until the respective Certificate Balances thereof have been reduced to zero

(B)

to the Class M-1 Certificates, the lesser of (x) the remaining Principal Distribution Amount and (y) the Class M-1 Principal Distribution Amount, until the Certificate Balance thereof has been reduced to zero;

(C)

to the Class M-2 Certificates, the lesser of (x) the remaining Principal Distribution Amount and (y) the Class M-2 Principal Distribution Amount, until the Certificate Balance thereof has been reduced to zero;

(D)

to the Class B-1 Certificates, the lesser of (x) the remaining Principal Distribution Amount and (y) the Class B-1 Principal Distribution Amount, until the Certificate Balance of thereof has been reduced to zero;

(E)

to the Class B-2 Certificates, the lesser of (x) the remaining Principal Distribution Amount and (y) the Class B-2 Principal Distribution Amount, until the Certificate Balance of thereof has been reduced to zero;

(F)

to the Class B-3 Certificates, the lesser of (x) the remaining Principal Distribution Amount and (y) the Class B-3 Principal Distribution Amount, until the Certificate Balance of thereof has been reduced to zero;

(iv)

on each Distribution Date, the Net Monthly Excess Cash Flow (or, in the case of clause (A) below, the Net Monthly Excess Cash Flow exclusive of any Excess Subordinated Amount) shall be distributed as follows:

(A)

to the Holders of Certificates then entitled to receive distributions in respect of principal, in an amount equal to any Extra Principal Distribution Amount which shall be included in the Principal Distribution Amount payable to such Holders;

(B)

to the Class M-1 Certificates, the Unpaid Interest Amount allocable to the Class M-1 Certificates;

(C)

to the Class M-2 Certificates, the Unpaid Interest Amount allocable to the Class M-2 Certificates;

(D)

to the Class B-1 Certificates, the Unpaid Interest Amount allocable to the Class B-1 Certificates;

(E)

to the Class B-2 Certificates, the Unpaid Interest Amount allocable to the Class B-2 Certificates;

(F)

to the Class B-3 Certificates, the Unpaid Interest Amount allocable to the Class B-3 Certificates;

(G)

to the Reserve Fund from amounts otherwise payable to the Class X Certificates, and then from the Reserve Fund to pay the Basis Risk Carry Forward Amounts allocable to (1) the Class A-1A, Class A-1B and Class A-2 Certificates, concurrently, pro rata on the basis of Basis Risk Carry Forward Amounts allocable to each such Class and (2) the Class M Certificates and the Class B Certificates in the same order of priority in which Accrued Certificate Interest is allocated among such Certificates;

(v)

to pay Trust Expenses to the applicable party;

(vi)

to pay to the Class X Certificates, the Accrued Certificate Interest and the Overcollateralization Reduction Amount for such Distribution Date;

(vii)

to pay to the Holder of the Class R Certificates, any amount remaining in REMIC II.

(c)

On each Distribution Date, the Securities Administrator shall distribute the Class P Distributable Amount for such date to the Holder of the Class P Certificate.  In addition, on the Distribution Date following the latest day on which any Prepayment Penalty is payable on any Mortgage Loan, the Securities Administrator shall pay $100.00 to the Class P Certificate in retirement of its principal amount immediately before making any distributions pursuant to Section 7.06(b)(vi).

(d)

All distributions made to the Certificateholders on each Distribution Date will be made on a pro rata basis among the Certificateholders of the respective Class of record on the next preceding Record Date based on the Percentage Interest represented by their respective Certificates, and shall, except for the final payment on such Certificates, be made either (x) by wire transfer of immediately available funds to the account of such Certificateholder as shall appear on the Register without the presentation or surrender of the Certificate or the making of any notation thereon, at a bank or other entity having appropriate facilities therefor as directed by the Certificateholder in writing or (y) in the event that no wire instructions are provided to the Trustee, by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Register.

7.07

ALLOCATION OF REALIZED LOSSES

(a)

If on any Distribution Date, after giving effect to all distributions of principal as described above, the aggregate Certificate Balances of the Certificates, other than the Class X, Class P and Class R Certificates, exceeds the sum of the aggregate Stated Principal Balance of the mortgage loans for such Distribution Date (such excess the “Applied Realized Loss Amount”), the Applied Realized Loss Amount for such Distribution Date shall be applied to reduce the Certificate Balances of the Certificates as follows: first, to the Class B-3 Certificates, until the Certificate Balance thereof has been reduced to zero; second, to the Class B-2 Certificates, until the Certificate Balance thereof has been reduced to zero; third, to the Class B-1 Certificates, until the Certificate Balance thereof has been reduced to zero; fourth, to the Class M-2 Certificates, until the Certificate Balance thereof has been reduced to zero; fifth, to the Class M-1 Certificates, until the Certificate Balance thereof has been reduced to zero; and sixth, to the Class A-2 Certificates, until the Certificate Balance thereof has been reduced to zero. The Applied Realized Loss Amount to be allocated to the Certificate Balances of all Classes on any Distribution Date shall be so allocated after the actual distributions to be made on such date as provided above. All references above to the Certificate Balance of any Class of Certificates shall be to the Certificate Balance of such Class immediately prior to the relevant Distribution Date, before reduction thereof by any Applied Realized Loss Amount, in each case to be allocated to such Class of Certificates, on such Distribution Date.  In the event Applied Realized Loss Amounts are allocated to any Class of Certificates, their Class Certificate Balances shall be permanently reduced by the amount so allocated, and no funds will be distributable (except to the extent of Subsequent Recoveries and as otherwise set forth herein) with respect to the written down amounts or with respect to interest on the written down amounts on that Distribution Date or any future Distribution Dates, even if funds are otherwise available for distribution.

Any allocation of Applied Realized Loss Amounts to a Class of Certificates (other than the Class X Certificates) on any Distribution Date shall be made by reducing the Certificate Balance thereof by the amount so allocated; any allocation of Realized Losses to a Class X Certificate shall be made by reducing the amount otherwise payable in respect thereof pursuant to Section 7.06(b)(vi).

All Realized Losses allocated to a Class of Certificates hereunder will be allocated among the, Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

(i)

All Realized Losses on the Mortgage Loans shall be allocated by the Securities Administrator on each Distribution Date to a REMIC I Regular Interest in an amount equal to one-half of the amount of Realized Losses allocated to the Corresponding Class of Certificates for such REMIC I Regular Interest on such Distribution Date.  Any remaining Realized Losses shall be allocated to the Class LT-ZZ Interest.

7.08

STATEMENTS.

(a)

No later than the second Business Day preceding each Distribution Date, the Master Servicer shall prepare and make available to the Securities Administrator and the Trustee a statement as to such distribution (the “Distribution Date Statement”), based substantially on information provided by the Servicers in the related Remittance Reports, and on each Distribution Date, the Securities Administrator will make such statement available at its website located at www.jpmorgan.com/sfr to the Trustee, the Depositor and each Certificateholder, setting forth:

(i)

the aggregate amount on deposit in the Certificate Account on such Distribution Date;

(ii)

the Accrued Certificate Interest, Unpaid Interest Amount, if any, the Basis Risk Carry Forward Amount, if any, and the Principal Distribution Amount, with respect to each Class individually, all Classes of the Class A Certificates in the aggregate, all Classes of Class M Certificates in the aggregate and all Classes of Class B Certificates in the aggregate;

(iii)

the Pass-Through Rate for each Class of Certificates applicable to the related Accrual Period and LIBOR applicable to the Certificates with respect to such Distribution Date;

(iv)

[Reserved];

(v)

the Certificate Balance of each Class of Offered Certificates, the aggregate amount of the interest and principal of each Class of Offered Certificates to be paid on such Distribution Date and the remaining Certificate Balance of each Class of Offered Certificates following any such payment;

(vi)

the amount, if any, of any Realized Losses for the related Due Period in the aggregate, the amount of Applied Realized Loss Amounts to each Class of Offered Certificates on such Distribution Date and the amount of Cumulative Realized Losses as of the last day of the related Due Period;

(vii)

[Reserved];

(viii)

the amount of the distribution with respect to each Class of Offered Certificates (based on a Certificate in the original principal amount of $1,000);

(ix)

the amount of such distribution allocable to principal of the Mortgage Loans, separately identifying the aggregate amount of any Principal Prepayments, Loan Purchase Price amounts or other recoveries of principal included therein;

(x)

the amount of such distribution allocable to interest on the Mortgage Loans (based on a Certificate in the original principal amount of $1,000);

(xi)

the principal amount, if any, of each Class of the Offered Certificates (based on a Certificate in the original principal amount of $1,000) which will be outstanding after giving effect to any payment of principal on such Distribution Date;

(xii)

the aggregate Pool Balance of all Mortgage Loans, as of the last day of the related Due Period;

(xiii)

based upon information furnished by the Depositor such information as may be required by Section 6049(d)(7)(C) of the Code to assist the Certificateholders in computing their market discount;

(xiv)

the weighted average interest rate of the Mortgage Loans;

(xv)

the weighted average remaining term of the Mortgage Loans;

(xvi)

the number and principal amounts of the Mortgage Loans that were 60 days or more Delinquent for each of the preceding three months as of the close of business on the last Business Day of the calendar month next preceding the Distribution Date;

(xvii)

such other information as the Depositor may reasonably request with respect to Mortgage Loans that are Delinquent;

(xviii)

the Principal Balance of the largest Mortgage Loans outstanding;

(xix)

the number, aggregate Principal Balances and percentage of Mortgage Loans that are: (A) 30-59 days Delinquent, (B) 60-89 days Delinquent and (C) 90-119 days Delinquent, (D) 120-149 days Delinquent, (E) 150-179 days Delinquent and (F) 180 or more days Delinquent, as of the close of business on the last Business Day of the calendar month next preceding the Distribution Date and the aggregate number and aggregate Principal Balance of such Mortgage Loans;

(xx)

(a) the status, the number, and the Principal Balances of all Mortgage Loans that are in foreclosure proceedings as of the close of business on the last Business Day of the calendar month preceding such Distribution Date (b) the percentage of Mortgage Loans in foreclosure that are Foreclosure Restricted Mortgage Loans, (c) the percentage of REO Property acquired by the Trust in respect of  Foreclosure Restricted Mortgage Loans as of the close of business on the last Business Day of the calendar month preceding such Distribution Date and (d) the number and the Principal Balances of all Mortgage Loans that are Foreclosure Restricted Mortgage Loans as of the close of business on the last Business Day of the calendar month preceding such Distribution Date;

(xxi)

the number of Mortgagors and the Principal Balances of the related Mortgages for all Bankruptcy Loans and whether such Mortgage Loans are (A) 30-59 days Delinquent, (B) 60-89 days Delinquent and (C) 90-119 days Delinquent, (D) 120-149 days Delinquent, (E) 150-179 days Delinquent and (F) 180 or more days Delinquent, as of the close of business on the last Business Day of the calendar month next preceding such Distribution Date;

(xxii)

the number of Mortgagors and the Principal Balances of the related Mortgages for all Mortgage Loans involved in foreclosure proceedings and whether such Mortgage Loans are (A) 30-59 days Delinquent, (B) 60-89 days Delinquent and (C) 90-119 days Delinquent, (D) 120-149 days Delinquent, (E) 150-179 days Delinquent and (F) 180 or more days Delinquent, as of the close of business on the last Business Day of the calendar month next preceding such Distribution Date;

(xxiii)

the existence and status of any Mortgaged Properties for all Mortgage Loans as to which title has been taken in the name of, or on behalf of the Trustee, as of the close of business of the last Business Day of the month next preceding the Distribution Date;

(xxiv)

the book value of any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure for all Mortgage Loans as of the close of business on the last Business Day of the calendar month next preceding the Distribution Date;

(xxv)

the number of Mortgage Loans;

(xxvi)

identifying the aggregate amount received from:

a.

Curtailments;

b.

voluntary payoffs;

c.

Involuntary Payoffs (the amount of Net Liquidation Proceeds applicable to the unpaid principal balance from the loan); and

d.

Mortgage Loans purchased from the Trust;

as of the close of business on the last Business Day of the related Due Period;

(xxvii)

the number and Principal Balance of all Mortgage Loans that are subject to loss mitigation as of the close of business on the last Business Day of the calendar month next preceding the Distribution Date;

(xxviii)

the number and Principal Balance of Mortgage Loans that are being contested because of Section 32 of the Truth in Lending Act;

(xxix)

the amount of current and cumulative Realized Losses (separately identifying principal and interest losses) from following resolution types:

a.

REO Property sold;

b.

short sale;

c.

deed in lieu;

d.

no equity second mortgages; and

e.

other;

as of the close of business on the last Business Day of the related Due Period;

(xxx)

the number and Pool Balance with respect to each product type of all Mortgage Loans that are Bankruptcy Loans, separately identifying:

a.

those Bankruptcy Loans that are currently meeting their payment plan;

b.

those Bankruptcy Loans that are 1 to 2 payments behind their payment plan;

c.

those Bankruptcy Loans that are 2 to 3 payments behind their payment plan;

d.

those Bankruptcy Loans that are greater than 3 payments behind their payment plan;

e.

those Bankruptcy Loans that are greater than 4 payments behind their payments; and

f.

those Bankruptcy Loans that are greater than 5 payments behind their payments;

(xxxi)

the calculations and results of calculations of each Stepdown Date test performed;

(xxxii)

[Reserved];

(xxxiii)

the amount of any Class P Distributable Amount allocated to the Class P Certificates for that Distribution Date; and

(xxxiv)

any other information that the Depositor, the Trustee or the Master Servicer deems necessary.

(b)

The Securities Administrator shall report to the Depositor and each Certificateholder, with respect to the amount on deposit in the Certificate Account and the identity of the investments included therein, as the Depositor may from time to time reasonably request. Without limiting the generality of the foregoing, the Securities Administrator shall, at the request of the Depositor transmit promptly to the Depositor copies of all accounting of receipts in respect of the Mortgage Loans furnished to it by the Master Servicer and shall notify the Depositor if any Remittance Amount has not been received by the Securities Administrator when due.

(c)

The Securities Administrator shall report to the Depositor and each Certificateholder with respect to any written notices it may from time to time receive which provide an Authorized Officer with actual knowledge that certain of the statements set forth in this Agreement are inaccurate.

(d)

To the extent received from the Servicers, the Master Servicer shall make the information in each Remittance Report available to the Depositor, the Securities Administrator, the Trustee and any Certificateholder upon written request therefor.  In addition, upon written request from the Depositor, the Securities Administrator, the Trustee or a Certificateholder (such party, the “Requesting Party”), the Master Servicer shall use commercially reasonable efforts to obtain from the Servicers and subsequently provide to the Requesting Party, any other reports or information that may be obtained by the Master Servicer from any Servicer pursuant to the related Sale and Servicing Agreement; provided, however, that if the Master Servicer incurs costs pursuant to a Sale and Servicing Agreement with respect to any particular request, the Master Servicer shall be entitled to reimbursement from the Requesting Party for such costs, together with any other reasonable costs incurred by it for obtaining or delivering the reports or information specified by such request.  Unless otherwise instructed by the Depositor, if permitted pursuant to a Sale and Servicing Agreement, the Master Servicer shall request, on an annual basis beginning one year after the Closing Date, copies of the Servicer’s internal quality control reports (it being understood that the Master Servicer shall have no responsibility for, or be deemed to have, constructive notice of any information contained therein or determinable therefrom).  Neither the Master Servicer nor the Securities Administrator shall be under any duty to recalculate, verify or recompute the information provided to it under any Sale and Servicing Agreement by the applicable Servicer.

(e)

Notwithstanding anything to the contrary herein, if the Master Servicer receives a request from a Servicer in accordance with the related Servicing Agreement for the adjusted tax basis of certain Foreclosure Restricted Mortgage Loans (as such term is defined in the related Servicing Agreement)) serviced by such Servicer and the adjusted tax basis of all Mortgage Loans serviced by such Servicer, then the Master Servicer shall promptly notify the Securities Administrator of such request. Upon notification of such request from the Master Servicer, the Securities Administrator shall promptly provide such information requested by the Servicer to the Master Servicer, and the Master Servicer shall provide such requested information to the related Servicer in accordance with the related Servicing Agreement.

7.09

[Reserved].

7.10

RESERVE FUND.

(a)

No later than the Closing Date, the Securities Administrator shall establish and maintain a separate, segregated trust account titled, “Reserve Fund, JPMorgan Chase Bank, in trust for the registered holders of GSAMP Trust 2004-SEA1, Mortgage Pass-Through Certificates, Series 2004-SEA1.”  On the Closing Date, the Depositor will deposit, or cause to be deposited, into the Reserve Fund $1,000.

(b)

On each Distribution Date as to which there is a Basis Risk Carry Forward Amount payable to the Certificates, the Securities Administrator has been directed by the Class X Certificateholders, pursuant to Section 7.10(d) hereof, to, and therefore will, deposit into the Reserve Fund the amounts described in Section 7.06(b)(iv)(G), rather than distributing such amounts to the Class X Certificateholders.  On each such Distribution Date, the Securities Administrator shall hold all such amounts for the benefit of the Holders of the Class A Certificates, Class M Certificates and Class B Certificates, and will distribute such amounts to the Holders of the Class A Certificates, Class M Certificates and the Class B Certificates in the amounts and priorities set forth in Section 7.06(b)(iv)(G).  If no Basis Risk Carry Forward Amounts are payable on a Distribution Date, the Securities Administrator shall deposit into the Reserve Fund on behalf of the Class X Certificateholders, from amounts otherwise distributable to the Class X Certificateholders, an amount such that when added to other amounts already on deposit in the Reserve Fund, the aggregate amount on deposit therein is equal to $1,000.

(c)

For federal and state income tax purposes, the Class X Certificateholders will be deemed to be the owners of the Reserve Fund and all amounts deposited into the Reserve Fund shall be treated as amounts distributed by REMIC II to the Holders of the Class X Certificates.  Upon the termination of the Trust Fund, or the payment in full of the Class A Certificates, Class M and Class B Certificates, all amounts remaining on deposit in the Reserve Fund will be released by the Trust Fund and distributed to the Class X Certificateholders or their designees.  The Reserve Fund will be part of the Trust Fund but not part of any REMIC and any payments to the Holders of the Class A Certificates, Class M Certificates or Class B Certificates of Basis Risk Carry Forward Amounts will not be payments with respect to a “regular interest” in a REMIC within the meaning of Code Section 860(G)(a)(1).

(d)

By accepting a Class X Certificate, each Class X Certificateholder hereby agrees to direct the Securities Administrator, and the Securities Administrator hereby is directed, to deposit into the Reserve Fund the amounts described above on each Distribution Date as to which there is any Basis Risk Carry Forward Amount rather than distributing such amounts to the Class X Certificateholders.  By accepting a Class X Certificate, each Class X Certificateholder further agrees that such direction is given for good and valuable consideration, the receipt and sufficiency of which is acknowledged by such acceptance.

(e)

At the direction of the Majority Class X Certificateholder, the Securities Administrator shall direct any depository institution maintaining the Reserve Fund to invest the funds in such account in one or more Eligible Investments bearing interest or sold at a discount, and maturing, unless payable on demand, (i) no later than the Business Day immediately preceding the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if a Person other than the Securities Administrator or an Affiliate manages or advises such investment, and (ii) no later than the date on which such funds are required to be withdrawn from such account pursuant to this Agreement, if the Securities Administrator or an Affiliate manages or advises such investment.  If no investment direction of the Majority Class X Certificateholder with respect to the Reserve Fund is received by the Securities Administrator, the Securities Administrator shall invest the funds in such account in Eligible Investments managed by the Securities Administrator or an Affiliate of the kind described in clause (f) of the definition of Eligible Investments. All income and gain earned upon such investment shall be deposited into the Reserve Fund.  The amount of any loss shall be paid by the Majority Class X Certificateholder.

(f)

For federal tax return and information reporting, the right of the Class A Certificateholders, the Class M Certificateholders and Class B Certificateholders to receive payments from the Reserve Fund in respect of any Basis Risk Carry Forward Amount shall be deemed to have a nominal value.

7.11

MANAGEMENT AND DISPOSITION OF REO PROPERTY.

(a)

The Master Servicer shall enforce the obligation of each Servicer under any Servicing Agreement to dispose of any REO Property acquired by such Servicer on behalf of the Trust before the end of the third calendar year following the calendar year in which the related REO Property was acquired; provided that the Master Servicer shall waive such requirement if the Servicer and the Securities Administrator (1) receive an Opinion of Counsel (obtained at the expense of the party requesting such Opinion of Counsel) indicating that, under then-current law, the REMIC may hold such REO Property for a period longer than three years without threatening the REMIC status of any related REMIC or causing the imposition of a tax upon any such REMIC or (2) the Servicer applies for and is granted an extension of such three year period pursuant to Code Sections 860G(a)(8) and 856(e)(3) (the applicable period provided pursuant to such Opinion of Counsel or such Code Section being referred to herein as an “Extended Holding Period”).  In that event, the Master Servicer shall direct the Servicer to sell any REO Property remaining after such date in an auction before the end of the Extended Holding Period.

7.12

FILINGS WITH THE COMMISSION.

(a)

No later than ten Business Days prior to the date on which any Annual Report on Form 10-K with respect to the Trust is required to be filed, the Securities Administrator shall deliver to the Depositor an officer’s certificate in the form set forth in Exhibit E and the Master Servicer shall deliver to the Depositor an officer’s certificate in the form set forth in Exhibit F.  The Securities Administrator shall prepare or cause to be prepared for filing with the Securities and Exchange Commission (other than the initial Current Report on Form 8-K to be filed by the Depositor in connection with the issuance of the Certificates) and the Depositor shall sign and certify any and all reports, statements and information respecting the Trust and/or the Certificates required to be filed, and shall solicit any and all proxies of the Certificateholders whenever such proxies are required to be solicited, pursuant to the Securities Exchange Act of 1934, as amended, and the rules thereunder (“1934 Act Documents”).  Upon execution and certification of the 1934 Act Documents by the Depositor, the Securities Administrator shall file such documents with the Securities and Exchange Commission.  Unless otherwise advised by the Depositor, the Securities Administrator shall assume that all 1934 Act Documents shall consist of only the following:  Form 8-K reports attaching the related Servicer Certificate, to be filed each month beginning in April 2004 through January 2005, a Form 15D to be filed in January 2005 (provided, however, that if the criteria for filing a Form 15D is not met, the Securities Administrator shall continue filing the monthly and annual forms), and a Form 10-K to be filed each March beginning in March 2005.  The Securities Administrator shall promptly file, and exercise its reasonable best efforts to obtain a favorable response to, no-action requests with, or other appropriate exemptive relief from the Securities and Exchange Commission seeking the usual and customary exemption from such reporting requirements granted to issuers of securities similar to the Certificates if and to the extent the Depositor shall deem any such relief to be necessary or appropriate.  Unless otherwise advised by the Depositor, the Securities Administrator shall assume that the Depositor is in compliance with the preceding sentence.  In no event shall the Securities Administrator have any liability for the execution or content of any 1934 Act Document.  The Depositor hereby grants to the Securities Administrator a limited power of attorney to execute and file each such document on behalf of the Depositor.  Such power of attorney shall continue until either the earlier of (i) receipt by the Securities Administrator from the Depositor of written termination of such power of attorney and (ii) the termination of the Trust.  The Depositor agrees to promptly furnish to the Securities Administrator, from time to time upon request, such further information, reports, and financial statements within its control related to the Trust Agreement and the Mortgage Loans as the Depositor reasonably deems appropriate to prepare and file all necessary reports with the Securities and Exchange Commission.

ARTICLE VIII

TERMINATION OF SERVICING ARRANGEMENTS

8.01

TERMINATION AND SUBSTITUTION OF SERVICER.

Upon the occurrence of any Servicer Event of Default for which any Servicer may be terminated pursuant to the related Servicing Agreement, the Master Servicer, in accordance with Section 9.01(a) hereof, may, and shall, at the direction of the Certificateholders holding 66% of the Voting Rights, terminate such Servicing Agreement.  The Holders of Certificates evidencing at least 66% of the Voting Rights of Certificates affected by a Servicer Event of Default may waive such Servicer Event of Default; provided, however, that (a) a Servicer Event of Default with respect to any Servicer’s obligation to make Monthly Advances may be waived only by all of the holders of the Certificates affected by such Servicer Event of Default and (b) no such waiver is permitted that would materially adversely affect any non-consenting Certificateholder.  Subject to the conditions set forth below in this Section 8.01, the Master Servicer, at the direction of the Certificateholders holding 66% of the Voting Rights, shall, concurrently with such termination, either assume the duties of the terminated Servicer under the applicable Servicing Agreement or appoint another servicer to enter into such Servicing Agreement.

Notwithstanding the foregoing, the Master Servicer may not terminate a Servicer without cause unless the Master Servicer or a successor servicer is appointed concurrently with such termination.  There may be a transition period of not longer than 90 days prior to the effective date of the servicing transfer to the successor Servicer or Master Servicer, as applicable, provided, however, that during such transition period, the Master Servicer or successor Servicer shall use commercially reasonable efforts to perform the duties of the Servicer in its capacity as successor Servicer.

If the Master Servicer terminates a Servicer, the Master Servicer may name another mortgage loan service company and such mortgage loan service company shall be acceptable to each Rating Agency and such mortgage loan service company shall assume, satisfy, perform and carry out all liabilities, duties, responsibilities and obligations that are to be, or otherwise were to have been, satisfied, performed and carried out by such Servicer under such Servicing Agreement.  Such successor Servicer shall be a mortgage loan servicing institution, with a net worth of at least $25,000,000.  In the event that the Master Servicer cannot appoint a substitute Servicer, it shall petition a court of competent jurisdiction for the appointment of a substitute Servicer meeting the foregoing requirements.

In the event any Servicer resigns or is terminated as provided above and the Master Servicer has not appointed a successor servicer (or no successor servicer has accepted such appointment) prior to the effective date of such resignation or termination, then the Master Servicer shall serve as successor Servicer and shall succeed to, satisfy, perform and carry out all obligations which otherwise were to have been satisfied, performed and carried out by such Servicer under the terminated Servicing Agreement until another successor Servicer has been appointed and has accepted its appointment.  In no event shall the Master Servicer be deemed to have assumed the obligations of a Servicer to purchase any Mortgage Loan from the Trust pursuant to any Servicing Agreement or any obligations of the Servicer which were incurred thereunder prior to the date the Master Servicer assumes the obligations of the Servicer under such Servicing Agreement.  As compensation to the Master Servicer for any servicing obligations fulfilled or assumed by the Master Servicer, the Master Servicer shall be entitled to any Servicing Compensation to which such Servicer would have been entitled if the Servicing Agreement with such Servicer had not been terminated.

In no event shall the Master Servicer be deemed to have assumed the obligations of a Servicer to purchase any Mortgage Loan from the Trust.

No Certificateholder, solely by virtue of such holder’s status as a Certificateholder, will have any right under this Agreement to institute any proceeding with respect to this Agreement or any Servicing Agreement, Custodial Agreement or any Assignment Agreement, unless such holder previously has given to the Securities Administrator written notice of default and unless the Certificateholders evidencing at least 25% of Voting Rights have made written request upon the Securities Administrator to institute such proceeding in its own name and have offered to the Securities Administrator reasonable indemnity, and the Securities Administrator for 60 days has neglected or refused to institute any such proceeding.

8.02

NOTIFICATION TO CERTIFICATEHOLDERS.

(a)

Upon any termination pursuant to Section 8.01 above or appointment of a successor to any Servicer or the Master Servicer, the Securities Administrator shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register, and to the Rating Agency.

(b)

Within 60 days after the occurrence of any Servicer Event of Default involving any Servicer, the Securities Administrator shall transmit by mail to all Holders of Certificates and the Rating Agency, the Trustee and the Master Servicer notice of each such Servicer Event of Default or occurrence known to a Responsible Officer of the Trustee unless such default shall have been cured or waived.

ARTICLE IX

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS BY MASTER SERVICER

9.01

DUTIES OF THE MASTER SERVICER; ENFORCEMENT OF SERVICER’S AND MASTER SERVICER’S OBLIGATIONS.

(a)

The Master Servicer, on behalf of the Trustee, the Securities Administrator, the Depositor and the Certificateholders, shall monitor the performance of the Servicers under the Servicing Agreements, and (except as set forth below) shall use its reasonable good faith efforts to cause the Servicers to duly and punctually to perform their duties and obligations thereunder.  Upon the occurrence of a Servicer Event of Default of which a Responsible Officer of the Master Servicer has actual knowledge under a Servicing Agreement, the Master Servicer shall promptly notify the Securities Administrator and shall specify in such notice the action, if any, the Master Servicer plans to take in respect of such default.  So long as any such default shall be continuing, the Master Servicer may (i) terminate all of the rights and powers of such Servicer pursuant to the applicable provisions of the Servicing Agreement; (ii) exercise any rights it may have to enforce the Servicing Agreement against such Servicer; (iii) waive any such default under the Servicing Agreement in accordance with Section 8.01 hereof or (iv) take any other action with respect to such default as is permitted thereunder.  Except as set forth in Section 7.11 hereof, the Master Servicer shall have no duty to supervise any Servicer’s activities related to the servicing or administration of defaulted or delinquent Mortgage Loans or the management and disposition of any REO Properties.

(b)

The Master Servicer shall pay the costs of monitoring the Servicers as required hereunder (including costs associated with (i) termination of any Servicer, (ii) the appointment of a successor servicer or (iii) the transfer to and assumption of, the servicing by the Master Servicer) and shall, to the extent permitted by the related Servicing Agreement, seek reimbursement therefor initially from the terminated Servicer.  In the event the full costs associated with the transition of servicing responsibilities to the Master Servicer are not paid for by the predecessor or successor Servicer (provided such successor Servicer is not the Master Servicer), the Master Servicer may be reimbursed therefor by the Trust for out of pocket costs incurred by the Master Servicer associated with any such transfer of servicing duties from a Servicer to the Master Servicer or any other successor servicer.

(c)

If the Master Servicer assumes the servicing with respect to any of the Mortgage Loans, it will not assume liability for the representations and warranties of any Servicer it replaces or for any errors or omissions of such Servicer.

(d)

None of the Depositor, the Securities Administrator nor the Trustee shall consent to the assignment by any Servicer of such Servicer’s rights and obligations under any Servicing Agreement without the prior written consent of the Master Servicer, which consent shall not be unreasonably withheld.

9.02

MAINTENANCE OF FIDELITY BOND AND ERRORS AND OMISSIONS INSURANCE.

(a)

The Master Servicer shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all directors, officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the related Mortgage Loans (“Master Servicing Employees”).  Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage Banker’s Blanket Bond and shall protect and insure the Master Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of the Master Servicer Employees.  Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Master Servicer against losses in connection with the release or satisfaction of a related Mortgage Loan without having obtained payment in full of the indebtedness secured thereby.  No provision of this Section 9.02 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Master Servicer from its duties and obligations as set forth in this Agreement.  The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae or Freddie Mac.  Upon the request of the Securities Administrator, the Master Servicer shall cause to be delivered to the Securities Administrator a certificate of insurance of the insurer and the surety including a statement from the surety and the insurer that such fidelity bond and insurance policy shall in no event be terminated or materially modified without 30 days’ prior written notice to the Securities Administrator.  The Master Servicer shall (i) require each Servicer to maintain an Errors and Omissions Insurance Policy and a Fidelity Bond in accordance with the provisions of the applicable Servicing Agreement, (ii) cause each Servicer to provide to the Master Servicer certificates evidencing that such policy and bond is in effect and to furnish to the Master Servicer any notice of cancellation, non-renewal or modification of the policy or bond received by it, as and to the extent provided in the applicable Servicing Agreement, and (iii) furnish copies of the certificates and notices referred to in clause (ii) to the Securities Administrator upon its request.

(b)

The Master Servicer shall promptly report to the Securities Administrator any material changes that may occur in the Master Servicer Fidelity Bond or the Master Servicer Errors and Omissions Insurance Policy and shall furnish to the Securities Administrator, on request, certificates evidencing that such bond and insurance policy are in full force and effect.  The Master Servicer shall promptly report to the Securities Administrator, to the best of its knowledge, all cases of forgery, theft, embezzlement, fraud, errors or omissions, if such events involve funds relating to the Mortgage Loans.  The total losses, regardless of whether claims are filed with the applicable insurer or surety, shall be disclosed in such reports together with the amount of such losses covered by insurance.  If a bond or insurance claim report is filed with any of such bonding companies or insurers, the Master Servicer shall promptly furnish a copy of such report to the Securities Administrator.  Any amounts relating to the Mortgage Loans collected by the Master Servicer under any such bond or policy shall be promptly remitted by the Master Servicer to the Securities Administrator for deposit into the Certificate Account.  Any amounts relating to the Mortgage Loans collected by any Servicer under any such bond or policy shall be remitted to the Master Servicer to the extent provided in the applicable Servicing Agreement.

9.03

REPRESENTATIONS AND WARRANTIES OF THE MASTER SERVICER.

(a)

The Master Servicer hereby represents and warrants to the Depositor, the Securities Administrator and the Trustee, for the benefit of the Certificateholders, as of the Closing Date that:

(i)

it is a corporation validly existing and in good standing under the laws of New Jersey, and as Master Servicer has full power and authority to transact any and all business contemplated by this Trust Agreement and to execute, deliver and comply with its obligations under the terms of this Trust Agreement, the execution, delivery and performance of which have been duly authorized by all necessary corporate action on the part of the Master Servicer;

(ii)

the execution and delivery of this Trust Agreement by the Master Servicer and its performance and compliance with the terms of this Trust Agreement will not (A) violate the Master Servicer’s charter or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or by which it is bound or to which any of its assets are subject, which violation, default or breach would materially and adversely affect the Master Servicer’s ability to perform its obligations under this Trust Agreement;

(iii)

this Trust Agreement constitutes, assuming due authorization, execution and delivery hereof by the other respective parties hereto, a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights in general, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

(iv)

the Master Servicer is not in default with respect to any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency to the extent that any such default would materially and adversely affect its performance hereunder;

(v)

the Master Servicer is not a party to or bound by any agreement or instrument or subject to any charter provision, bylaw or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that may materially and adversely affect its ability as Master Servicer to perform its obligations under this Trust Agreement or that requires the consent of any third person to the execution of this Trust Agreement or the performance by the Master Servicer of its obligations under this Trust Agreement;

(vi)

no litigation is pending or, to the best of the Master Servicer’s knowledge, threatened against the Master Servicer which would prohibit its entering into this Trust Agreement or performing its obligations under this Trust Agreement;

(vii)

the Master Servicer, or an affiliate thereof the primary business of which is the servicing of conventional residential mortgage loans, is a FNMA and FHLMC approved seller/servicer;

(viii)

no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of or compliance by the Master Servicer with this Trust Agreement or the consummation of the transactions contemplated by this Trust Agreement, except for such consents, approvals, authorizations and orders (if any) as have been obtained; and

(ix)

the consummation of the transactions contemplated by this Trust Agreement are in the ordinary course of business of the Master Servicer.

(b)

It is understood and agreed that the representations and warranties set forth in this Section shall survive the execution and delivery of this Trust Agreement.  The Master Servicer shall indemnify the Depositor, the Securities Administrator and the Trustee and hold them harmless against any loss, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and other reasonable costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a material breach of the Master Servicer’s representations and warranties contained in Section 9.03(a) above.  It is understood and agreed that the enforcement of the obligation of the Master Servicer set forth in this Section to indemnify the Depositor, the Securities Administrator and the Trustee constitutes the sole remedy of the Depositor and the Trustee, respecting a breach of the foregoing representations and warranties.  Such indemnification shall survive any termination of the Master Servicer as Master Servicer hereunder and any termination of this Trust Agreement.

Any cause of action against the Master Servicer relating to or arising out of the breach of any representations and warranties made in this Section shall accrue upon discovery of such breach by either the Depositor, the Master Servicer, the Securities Administrator or the Trustee or notice thereof by any one of such parties to the other parties.

9.04

MASTER SERVICER EVENTS OF DEFAULT.

Each of the following shall constitute a Master Servicer Event of Default:

(a)

any failure by the Master Servicer to remit to the Securities Administrator any payment required to be made under the terms of this Trust Agreement which continues unremedied for a period of two (2) Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Securities Administrator;

(b)

failure by the Master Servicer to duly observe or perform, in any material respect, any other covenants, obligations or agreements of the Master Servicer as set forth in this Trust Agreement which failure continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Securities Administrator;

(c)

failure by the Master Servicer to maintain its license to do business in any jurisdiction where the Mortgaged Premises are located if such license is required;

(d)

a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of sixty (60) days;

(e)

the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Master Servicer or relating to all or substantially all of its property;

(f)

the Master Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations for three (3) Business Days;

(g)

an affiliate of the Master Servicer that performs any back-up servicer duties of the Master Servicer or any servicing duties assumed by the Master Servicer as successor servicer under any Servicing Agreement ceases to meet the qualifications of a FNMA or FHLMC servicer;

(h)

the Master Servicer attempts to assign this Trust Agreement or its responsibilities hereunder or to delegate its duties hereunder (or any portion thereof) without the consent of the Trustee and the Depositor; or

(i)

the indictment of the Master Servicer for the taking of any action by the Master Servicer, any employee thereof, any Affiliate or any director or employee thereof that constitutes fraud or criminal activity in the performance of its obligations under this Agreement, in each case, where such indictment materially and adversely affects the ability of the Master Servicer to perform its obligations under this Agreement (subject to the condition that such indictment is not dismissed within ninety (90) days).

In each and every such case, so long as a Master Servicer Event of Default shall not have been remedied, in addition to whatever rights the Trustee may have at law or equity to damages, including injunctive relief and specific performance, the Trustee, by notice in writing to the Master Servicer, may terminate with cause all the rights and obligations of the Master Servicer under this Trust Agreement.

Upon receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Trust Agreement, shall pass to and be vested in any successor master servicer appointed hereunder which accepts such appointments.  Upon written request from the Trustee or the Master Servicer, the Master Servicer shall prepare, execute and deliver to the successor entity designated by the Trustee any and all documents and other instruments related to the performance of its duties hereunder as the Master Servicer and, place in such successor’s possession all such documents, together with any Mortgage Files related to any pool of Mortgage Loans with respect to which it acts as a successor servicer, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, at the Master Servicer’s sole expense.  The Master Servicer shall cooperate with the Trustee and such successor master servicer in effecting the termination of the Master Servicer’s responsibilities and rights hereunder, including without limitation, the transfer to such successor master servicer for administration by it of all cash amounts which shall at the time be credited to the Master Servicer Account or are thereafter received with respect to the Mortgage Loans.

9.05

WAIVER OF DEFAULT.

By a written notice, the Trustee may waive any default by the Master Servicer in the performance of its obligations hereunder and its consequences.  Upon any waiver of a past default, such default shall cease to exist, and any Master Servicer Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Trust Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

9.06

SUCCESSOR TO THE MASTER SERVICER.

Upon termination of the Master Servicer’s responsibilities and duties under this Trust Agreement, the Trustee shall appoint a successor, which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Master Servicer under this Trust Agreement prior to the termination of the Master Servicer.  In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that in no event shall the Master Servicer Fee paid to such successor master servicer exceed that paid to the Master Servicer hereunder.  In the event that the Master Servicer’s duties, responsibilities and liabilities under this Trust Agreement are terminated, the Master Servicer shall continue to discharge its duties and responsibilities hereunder until the effective date of such termination with the same degree of diligence and prudence which it is obligated to exercise under this Trust Agreement and shall take no action whatsoever that might impair or prejudice the rights of its successor.  The termination of the Master Servicer shall not become effective until a successor shall be appointed pursuant hereto and shall in no event (i) relieve the Master Servicer of responsibility for the representations and warranties made pursuant to Section 9.03(a) hereof and the remedies available to the Trustee under Section 9.03(b) hereof, it being understood and agreed that the provisions of  Section 9.03 hereof shall be applicable to the Master Servicer notwithstanding any such sale, assignment, resignation or termination of the Master Servicer or the termination of this Trust Agreement; or (ii) affect the right of the Master Servicer to receive payment and/or reimbursement of any amounts accruing to it hereunder prior to the date of termination (or during any transition period in which the Master Servicer continues to perform its duties hereunder prior to the date the successor master servicer fully assumes its duties).

If no successor Master Servicer has accepted its appointment within 90 days of the time the Trustee receives the resignation of the Master Servicer, the Trustee shall be the successor Master Servicer in all respects under this Agreement and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto, including the obligation to make Monthly Advances; provided, however, that any failure to perform any duties or responsibilities caused by the Master Servicer’s failure to provide information required by these Standard Terms shall not be considered a default by the Trustee hereunder.  In the Trustee’s capacity as such successor, the Trustee shall have the same limitations on liability herein granted to the Master Servicer.  As compensation therefor, the Trustee shall be entitled to receive the compensation, reimbursement and indemnities otherwise payable to the Master Servicer under these Standard Terms, including the fees and other amounts payable pursuant to Section 9.07 hereof.

Any successor master servicer appointed as provided herein, shall execute, acknowledge and deliver to the Master Servicer and to the Trustee an instrument accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 9.03 hereof, and whereupon such successor shall become fully vested with all of the rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer, with like effect as if originally named as a party to this Trust Agreement.  Any termination or resignation of the Master Servicer or termination of this Trust Agreement shall not affect any claims that the Trustee may have against the Master Servicer arising out of the Master Servicer’s actions or failure to act prior to any such termination or resignation.

Upon a successor’s acceptance of appointment as such, the Master Servicer shall notify by mail the Trustee of such appointment.

9.07

FEES AND OTHER AMOUNTS PAYABLE TO THE MASTER SERVICER.

The Master Servicer shall be entitled to either retain or withdraw from the Master Servicer Account, (i) the Master Servicing Fee, (ii) amounts necessary to reimburse itself for any previously unreimbursed Advances and any Advances the Master Servicer deems to be non-recoverable from the related Mortgage Loan proceeds, (iii) an aggregate annual amount to indemnify the Master Servicer for amounts due in accordance with Sections 9.01(b), 9.11 and 9.12 hereof, and (iv) any other amounts which it is entitled to receive hereunder for reimbursement, indemnification or otherwise.  The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Trust Agreement.  Amounts in excess of this limit which are subject to indemnification hereunder shall be reimbursed to the Master Servicer in succeeding years subject to the annual limit.

9.08

MERGER OR CONSOLIDATION.

Any Person into which the Master Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor to the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or resulting Person to the Master Servicer shall (i) be a Person that is qualified and approved to service mortgage loans for Fannie Mae and FHLMC and (ii) have a net worth of not less than $25,000,000.

9.09

RESIGNATION OF MASTER SERVICER.

Except as otherwise provided in Sections 9.08 and 9.10 hereof, the Master Servicer shall not resign from the obligations and duties hereby imposed on it unless the Master Servicer’s duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it and cannot be cured.  Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel that shall be Independent to such effect delivered to the Trustee.  No such resignation shall become effective until the Trustee shall have assumed, or a successor master servicer shall have been appointed by the Trustee and until such successor shall have assumed, the Master Servicer’s responsibilities and obligations under this Trust Agreement.  Notice of such resignation shall be given promptly by the Master Servicer and the Depositor to the Trustee.

9.10

ASSIGNMENT OR DELEGATION OF DUTIES BY THE MASTER SERVICER.

Except as expressly provided herein, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer without the prior written consent of Freddie Mac; provided, however, that the Master Servicer shall have the right with the prior written consent of the Trustee and the Depositor (which shall not be unreasonably withheld), and upon delivery to the Trustee and the Depositor of a letter from each Rating Agency to the effect that such action shall not result in a downgrade of the ratings assigned to any of the Certificates, to delegate or assign to or subcontract with or authorize or appoint any qualified Person to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer hereunder.  Notice of such permitted assignment shall be given promptly by the Master Servicer to the Depositor and the Trustee.  If, pursuant to any provision hereof, the duties of the Master Servicer are transferred to a successor master servicer, the entire amount of the Master Servicing Fees and other compensation payable to the Master Servicer pursuant hereto shall thereafter be payable to such successor master servicer but in no event shall the Master Servicer Fee payable to the successor master servicer exceed that payable to the predecessor master servicer.

9.11

LIMITATION ON LIABILITY OF THE MASTER SERVICER AND OTHERS.

Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Trustee, the Securities Administrator or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Trust Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such person against any liability that would otherwise be imposed by reason of willful malfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard for its obligations and duties under this Trust Agreement.  The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  The Master Servicer shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties as Master Servicer with respect to the Mortgage Loans under this Trust Agreement and that in its opinion may involve it in any expenses or liability; provided, however, that the Master Servicer may in its sole discretion undertake any such action that it may deem necessary or desirable in respect to this Trust Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder.  In such event, the legal expenses and costs of such action and any liability resulting therefrom, shall be liabilities of the Trust, and the Master Servicer shall be entitled to be reimbursed therefor out of the Master Servicer Account in accordance with the provisions of Section 9.07 and Section 9.12.

The Master Servicer shall not be liable for any acts or omissions of any Servicer except to the extent that damages or expenses are incurred as a result of such act or omissions and such damages and expenses would not have been incurred but for the negligence, willful malfeasance, bad faith or recklessness of the Master Servicer in supervising, monitoring and overseeing the obligations of the Servicers in this Trust Agreement.

9.12

INDEMNIFICATION; THIRD-PARTY CLAIMS.

The Master Servicer agrees to indemnify the Depositor, the Securities Administrator and the Trustee, and hold them harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liability, fees and expenses that the Depositor, the Securities Administrator or the Trustee may sustain as a result of the Master Servicer’s willful malfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard for its obligations and duties under this Trust Agreement.  The Depositor, the Securities Administrator and the Trustee shall immediately notify the Master Servicer if a claim is made by a third party with respect to this Trust Agreement or the Mortgage Loans which would entitle the Depositor, the Securities Administrator or the Trustee to indemnification under this Section 9.12, whereupon the Master Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim.

The Trust will indemnify the Master Servicer and hold it harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liabilities, fees and expenses that the Master Servicer may incur or sustain in connection with, arising out of or related to this Trust Agreement, the Servicing Agreements, any Assignment Agreement, the Custodial Agreement or the Certificates, except to the extent that any such loss, liability or expense is related to (i) a material breach of the Master Servicer’s representations and warranties in this Agreement or (ii) the Master Servicer’s willful malfeasance, bad faith or negligence or by reason of its reckless disregard of its duties and obligations under any such agreement.  The Master Servicer shall be entitled to reimburse itself for any such indemnified amount from funds on deposit in the Master Servicer Account.

ARTICLE X

TERMINATION OF TRUST

10.01

TERMINATION OF TRUST.

The Trust created hereunder and all obligations created by this Agreement will terminate upon the payment to the holders of all Certificates of all amounts held by the Trustee and required to be paid to such Owners pursuant to this Agreement upon the latest to occur of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan in the Trust Estate, (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Estate, and (c) at any time when a Qualified Liquidation of the Mortgage Loans included within the Trust is effected as described below.  To effect a termination of this Agreement pursuant to clause (c) above, the holders of all Certificates then Outstanding shall (i) unanimously direct the Trustee on behalf of each REMIC to adopt a plan of complete liquidation as contemplated by Section 860F(a)(4) of the Code and (ii) provide to the Trustee an opinion of counsel experienced in federal income tax matters acceptable to the Depositor and the Trustee to the effect that each such liquidation constitutes a Qualified Liquidation, and the Trustee either shall sell the Mortgage Loans and distribute the proceeds of the liquidation of the Trust Estate, or shall distribute equitably in kind all of the assets of the Trust Estate to the remaining holders of the Certificates each in accordance with such plan, so that the liquidation or distribution of the Trust Estate, the distribution of any proceeds of the liquidation and the termination of this Agreement occur no later than the close of the 90th day after the date of adoption of the plan of liquidation and such liquidation qualifies as a Qualified Liquidation.  In no event, however, will the Trust created by this Agreement continue beyond the expiration of twenty-one (21) years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of Saint James, living on the date hereof.  The Trustee shall give written notice of termination of the Agreement to each Owner in the manner set forth in Section 13.05.

10.02

TERMINATION UPON OPTION OF CERTIFICATEHOLDERS.

The Majority Class X Certificateholder may, but shall not be obligated to, purchase from the Trust or cause the sale by the Trust of all but not less than all of the remaining Mortgage Loans in the Trust, thereby retiring the Offered Certificates, whenever the Pool Balance is equal to or less than 10% of the Original Pool Balance by furnishing notice to the Trustee at least four Business Days preceding such Distribution Date.  The purchase price for the Mortgage Loans shall be a price equal to the greater of (i) the aggregate fair market value of the Mortgage Loans and other assets of the Trust and (ii) the Pool Balance plus all accrued unpaid interest thereon through the Due Date in the Due Period in which such purchase occurs plus the fair market value of all REO Properties in the Trust, plus, without duplication, the amount of all outstanding Advances (and interest thereon, if required to be paid pursuant to this Agreement) and all unpaid Servicing Compensation.  If such remaining Mortgage Loans are not purchased from the Trust on the Optional Termination Date, then the Step-Up Rate applicable to the Class A-1A, Class A-1B, Class A-2, Class M-1, Class M-2, Class B-1, Class B-2 and Class B-3 Certificates shall equal the lesser of (i) LIBOR plus 0.380%, 1.100%, 1.300%, 1.125%, 2.100%, 3.000%, 3.750% and 4.500%, respectively, during each Accrual Period relating to all subsequent Distribution Dates and (ii) the WAC Cap.

10.03

TERMINATION UPON LOSS OF REMIC STATUS.

At any time on or after the date which is thirty (30) calendar days following a Final Determination the holders of a majority in Percentage Interests represented by the Class A, Class M and Class B Certificates then Outstanding may direct the Securities Administrator on behalf of the Trust to adopt a plan of complete liquidation, as contemplated by Section 860F(a)(4) of the Code.

Upon receipt of such direction from the Holders of the Class A, Class M and Class B Certificates, the Securities Administrator shall notify the Holders of the Class R Certificates of such election to liquidate or such determination to purchase, as the case may be (the “Termination Notice”).  The Holders of a majority of the Percentage Interests of the Class R Certificates then Outstanding may, within sixty (60) days from the date of receipt of the Termination Notice (the “Purchase Option Period”), at their option, purchase from the Trust all (but not fewer than all) Mortgage Loans and all property theretofore acquired by foreclosure, deed in lieu of foreclosure, or otherwise then remaining in the Trust Estate at a purchase price equal to the Pool Balance as of the date of such purchase, plus (a) one month's interest on such amount at the Mortgage Rates, (b) the aggregate amount of any unreimbursed Advances (and interest thereon if required to be paid pursuant to this Agreement) and Trust Expenses, and (c) any Monthly Advances which a Servicer, the Master Servicer or the Securities Administrator has theretofore failed to remit.  If, during the Purchase Option Period, the holders of the Class R Certificates have not exercised the option described in the immediately preceding sentence, then upon the expiration of the Purchase Option Period in the event that the holders of the Class A, Class M Certificates and Class B Certificates have given the Securities Administrator the direction described in clause (i) of the immediately preceding paragraph, the Securities Administrator shall sell the Mortgage Loans and distribute the proceeds of the liquidation of the Trust Estate, each in accordance with the plan of complete liquidation, such that, if so directed, the liquidation of the Trust Estate, the distribution of the proceeds of the liquidation and the termination of this Agreement occur no later than the close of the sixtieth (60th) day, or such later day as the holders of the Class A, Class M, and Class B Certificates shall permit or direct in writing, after the expiration of the Purchase Option Period.

10.04

DISPOSITION OF PROCEEDS.

The Securities Administrator shall, upon receipt thereof, deposit into the Collections Account the proceeds of any liquidation of the Trust Estate pursuant to this Article X as if they were collections on the Mortgage Loans.

10.05

FINAL DISTRIBUTION ON THE CERTIFICATES.

In connection with the termination of the trust as described in Section 10.01 or 10.02 hereof, the Securities Administrator shall promptly send a Notice of Final Distribution to each Owner not later than the 15th day of the month of such final distribution. Such Notice of Final Distribution shall specify the Distribution Date upon which final distribution on the Certificates will be made upon presentation and surrender of Certificates at the office therein designated, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and (d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein specified.  The Securities Administrator will give such Notice of Final Distribution to the Rating Agency at the time such Notice of Final Distribution is given to Owners.

In the event such Notice of Final Distribution is given, each Servicer shall cause all funds in the relevant Collection Account, net of any amounts on deposit therein which shall be used to pay the Servicer any amounts due it pursuant to the terms of this Agreement, to be remitted to the Securities Administrator for deposit in the Certificate Account on the Business Day prior to the applicable Distribution Date in an amount equal to the final distribution in respect of the Certificates.  Upon such final deposit with respect to the Trust Fund and the receipt by the Securities Administrator of a Request for Release therefor, the Securities Administrator on behalf of the Trustee shall promptly release to the Depositor or its designee the Custodial Files for the Mortgage Loans.

Upon presentation and surrender of the Certificates, the Securities Administrator shall cause to be distributed to the Owners of each Class of Certificates (after reimbursement of all amounts due the Servicers, the Master Servicer, the Depositor, the Securities Administrator and the Trustee hereunder), in each case on the final Distribution Date and in the order set forth in Section 7.06, in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount up to an amount equal to (i) as to each Class of Regular Certificates (except the Class X Certificate), the Certificate Balance thereof plus for each such Class and the Class X Certificate accrued interest thereon in the case of an interest bearing Certificate and all other amounts to which such Classes are entitled pursuant to Section 7.06, (ii) as to the Residual Certificates, the amount, if any, which remains on deposit in the Distribution Account (other than the amounts retained to meet claims) after application pursuant to clause (i) above and (iii) to the Class X Certificates, any Prepayment Penalities remitted by the Servicers with respect to the Mortgage Loans.

In the event that any affected Owner shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Securities Administrator shall give a second written notice to the remaining Owners to surrender their Certificates for cancellation and receive the final distribution with respect thereto.  If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Securities Administrator may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Owners concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain a part of the Trust Fund.  If within one year after the second notice all Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund which remain subject hereto.

ARTICLE XI

THE TRUSTEE

11.01

CERTAIN DUTIES AND RESPONSIBILITIES.

(a)

The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Trustee and the banking institution that is the Trustee shall serve as the Trustee at all times under this Agreement.  Notwithstanding anything to the contrary herein, the appointment by the Trustee of JPMorgan Chase Bank as Securities Administrator to perform the duties and obligations specifically set forth in Sections 2.10, 3.03, 3.05, 3.06, 6.01, 6.02, 6.03, 6.04, 6.05, 6.06, 6.07, 6.09, 6.11, 7.01, 7.04, 7.06, 7.07, 7.08, 7.10, 7.12, 8.01, 10.03, 10.04, 10.05, 13.14, 13.15, 13.16, 13.17, 13.18 and 13.19 and Articles IV and V hereof, and any other duties and obligations as may be set forth in a letter agreement between JPMorgan Chase Bank and the Trustee, shall not release the Trustee from its duty to perform such duties and obligations hereunder.  The Trustee, in the absence of bad faith on its part, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished pursuant to and conforming to the requirements of this Agreement; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, shall be under a duty to examine the same to determine whether or not they conform on their face to the requirements of this Agreement.  The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform on their face to the requirements of this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by a Servicer, the Master Servicer, the Securities Administrator or the Depositor hereunder.  If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Trustee shall notify the Owners of such instrument in the event that the Trustee, after so requesting, does not receive a satisfactory corrected instrument.

(b)

No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

(i)

this subsection shall not be construed to limit the effect of Section 11.01(a);

(ii)

the Trustee shall not be liable for any error of judgment made in good faith by an Authorized Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii)

the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of a majority in Percentage Interest of the Certificates of the affected Class or Classes relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement relating to such Certificates;

(iv)

Prior to the occurrence of an Event of Default of which an Authorized Officer of the Trustee shall have actual knowledge, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

(v)

The Trustee shall not be required to take notice or be deemed to have notice or knowledge or any default or Event of Default unless an Authorized Officer of the Trustee shall have received written notice thereof.  In the absence of receipt of such notice, the Trustee may conclusively assume that there is no default or Event of Default; and

(vi)

The Trustee shall have no duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any re-recording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust other than from funds available in the Certificate Account and (D) to confirm or verify the contents of any reports or certificates of any Servicer or any other Person delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties.

(c)

Whether or not therein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

(d)

No provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.  None of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of any Servicer or the Depositor under this Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, any Servicer in accordance with the terms of this Agreement.

(e)

The permissive right of the Trustee to take actions enumerated in this Agreement shall not be construed as a duty and the Trustee shall not be answerable for other than its own negligence or willful misconduct.

(f)

The Trustee shall be under no obligation to institute any suit, or to take any remedial proceeding under this Agreement, or to take any steps in the execution of the trusts hereby created or in the enforcement of any rights and powers hereunder until it shall be indemnified to its satisfaction against any and all costs and expenses, outlays and counsel fees and other reasonable disbursements and against all liability, except liability which is adjudicated to have resulted from its negligence or willful misconduct, in connection with any action so taken.

11.02

CERTAIN RIGHTS OF THE TRUSTEE.

Except as otherwise provided in Section 11.01:

(a)

the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b)

any request or direction of the Depositor, or the holders of any Class of Certificates mentioned herein shall be sufficiently evidenced in writing;

(c)

whenever in the administration of this Agreement the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate opinion of counsel, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(d)

the Trustee may consult with counsel, and any advice or opinion of such counsel (selected in good faith by the Trustee) shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(e)

the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any of the Owners pursuant to this Agreement, unless such Owners shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(f)

the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Trustee in its discretion may make such further inquiry or investigation into such facts or matters as it may see fit; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require indemnity satisfactory to the Trustee against such cost, expense or liability as a condition to taking any such action;

(g)

the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys or custodians, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed by the Trustee with due care;

(h)

the Trustee shall not be liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized by the Authorized Officer of any Person or within its rights or powers under this Agreement other than as to validity and sufficiency of its authentication of the Certificates;

(i)

the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act;

(j)

pursuant to the terms of this Agreement, the Servicers are required to furnish to the Trustee from time to time certain information and to make various calculations which are relevant to the performance of the Trustee's duties under this Agreement.  The Trustee shall be entitled to rely in good faith on any such information and calculations in the performance of its duties hereunder, unless and until an Authorized Officer of the Trustee has actual knowledge, or is advised by any Owner (either in writing or orally with prompt written or telecopier confirmation), that such information or calculations is or are incorrect; and

(k)

the Trustee shall not be required to give any bond or surety in respect of the execution of the Trust Estate created hereby or the powers granted hereunder.

11.03

NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF CERTIFICATES.

The recitals and representations contained herein and in the Certificates, except any such recitals and representations made by the Trustee, shall be taken as the statements of the Depositor and the Trustee assumes no responsibility for their correctness.  The Trustee makes no representation as to the validity or sufficiency of this Agreement, of the Certificates, or any Mortgage Loan or document related thereto other than as to validity and sufficiency of its authentication of the Certificates.  The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor, either of the Sellers or any Servicers in respect of the Mortgage Loans or deposited into or withdrawn from the related Collection Account or the Certificate Account by the Depositor, any Servicer or either of the Sellers, and shall have no responsibility for filing any financing or continuation statement in any public office at any time or otherwise to perfect or maintain the perfection of any security interest or lien or to prepare or file any tax returns for the Trust or to record this Agreement.  The Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default unless an Authorized Officer of the Trustee shall have received written notice thereof or an Authorized Officer has actual knowledge thereof.  In the absence of receipt of such notice, the Trustee may conclusively assume that no default has occurred.

11.04

MAY HOLD CERTIFICATES.

The Trustee, any Paying Agent, Registrar or any other agent of the Trust, in its individual or any other capacity, may become an Owner or pledgee of Certificates and may otherwise deal with the Trust with the same rights it would have if it were not Trustee, any Paying Agent, Registrar or such other agent.

11.05

MONEY HELD IN TRUST.

Money held by the Trustee in trust hereunder need not be segregated from other trust funds except to the extent required herein or required by Law.  The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Depositor and except to the extent of income or other gain on investments which are deposits in or certificates of deposit of the Trustee in its commercial capacity.

11.06

COMPENSATION AND REIMBURSEMENT; NO LIEN FOR FEES.

The Trustee shall be paid its fees by the Securities Administrator pursuant to a separate agreement.  The Trustee shall have no lien on the Trust Estate for the payment of such fees and expenses.

11.07

CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

There shall at all times be a Trustee hereunder which shall be a corporation or association organized and doing business under the laws of the United States of America or of any State authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 subject to supervision or examination by the United States of America, acceptable to the Depositor and having a deposit rating of at least “A2” by Moody's (or such lower rating as may be acceptable to Moody's), and deposit rating of “A” (and a short-term rating of “A-1” or better) by Standard & Poor's (or such lower rating as may be acceptable to Standard & Poor's).  If such Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 11.07, the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 11.07, it shall, upon the request of the Depositor, resign immediately in the manner and with the effect hereinafter specified in this Article XI.

11.08

RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

(a)

No resignation or removal of the Trustee and no appointment of a successor trustee pursuant to this Article XI shall become effective until the acceptance of appointment by the successor trustee under Section 11.09.

(b)

The Trustee, or any trustee or trustees hereafter appointed, may resign from the duties and obligations hereby imposed on it by this Agreement at any time by giving sixty (60) days' prior written notice of resignation to the Depositor and by mailing notice of resignation by first-class mail, postage prepaid, to the Depositor, the Servicers and the Owners at their addresses appearing on the Register.  Additionally, a copy of such notice shall be sent by the resigning Trustee to the Rating Agency.  Upon receiving notice of resignation, the Depositor shall promptly appoint a successor trustee or trustees acceptable to the Owners of a majority in Percentage Interest of the Offered Certificates then Outstanding) by written instrument, in duplicate, executed on behalf of the Trust by an Authorized Officer of the Depositor, one copy of which instrument shall be delivered to the Trustee so resigning and one copy to the successor trustee or trustees.  If no successor trustee shall have been appointed and have accepted appointment within thirty (30) days after the giving of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Owner may, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee.  Such court may thereupon, after such notice, if any, as it may deem proper and appropriate, appoint a successor trustee.  No resignation of the Trustee under this Section 11.08(b) shall become effective until the appointment of a successor trustee.

(c)

If at any time the Trustee shall cease to be eligible under Section 11.07 and shall fail to resign after written request therefor by the Depositor, the Depositor may remove the Trustee and appoint a successor by written instrument, in duplicate, executed on behalf of the Trust by an Authorized Officer of the Depositor, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

(d)

The Owners of a majority of the Percentage Interests represented by the Class A Certificates or, if the Class A Certificates are not then Outstanding, by a majority of the Percentage Interests represented by the Class M Certificates, or if there are no Class A Certificates or Class M Certificates then Outstanding, by a majority of the Percentage Interests represented by the Class B Certificates), may at any time remove the Trustee and appoint a successor trustee acceptable to the Depositor by delivering to the Trustee to be removed, to the successor trustee so appointed, to the Depositor and to the Servicer copies of the record of the act taken by the Owners, as provided for in Section 13.03.  All expenses incurred by the Trustee in connection with its removal pursuant to this clause (d) shall be reimbursed to it from amounts on deposit in the Certificate Account within 30 days of request therefor.

(e)

If the Trustee fails to perform its duties in accordance with the terms of this Agreement, becomes ineligible pursuant to Section 11.07 to serve as Trustee, or becomes subject to any bankruptcy, insolvency, reorganization or similar proceedings under any law, the Depositor, with the consent of the Owners of a majority of the Percentage Interests represented by the Class A Certificates, or, if the Class A Certificates are not then Outstanding, by a majority of the Percentage Interests represented by the Class M Certificates, or if there are no Class A Certificates or Class M Certificates then Outstanding, by a majority of the Percentage Interests represented by the Class B Certificates), may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, signed by the Depositor duly authorized, one complete set of which instruments shall be delivered to the Trustee so removed and one complete set to the successor Trustee so appointed.

(f)

If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause, the Depositor shall promptly appoint a successor trustee acceptable to the Owners of a majority of the Percentage Interests represented by the Class A Certificates or, if there are no Class A Certificates then Outstanding, by a majority of the Percentage Interests represented by the Class M Certificates (or if there are no Class A Certificates or Class M Certificates then Outstanding, by a majority of the Percentage Interests represented by the Class B Certificates).  If within one year after such resignation, removal or incapability or the occurrence of such vacancy, a successor trustee shall be appointed by act of the holders of a majority of the Percentage Interests represented by the Class A Certificates then Outstanding, or, if there are no Class A Certificates then Outstanding, by such majority of the Percentage Interests represented by the Class M Certificates, or if there are no Class M Certificates then Outstanding, by such majority of the Percentage Interest represented by the Class B Certificates, the successor trustee so appointed shall forthwith upon its acceptance of such appointment become the successor trustee and supersede the successor trustee appointed by the Depositor.  If no successor trustee shall have been so appointed by the Depositor or the Owners and shall have accepted appointment in the manner hereinafter provided, any Owner may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor trustee.  Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

(g)

The Depositor shall give notice of any removal of the Trustee by mailing notice of such event by first-class mail, postage prepaid, to the Servicers, the Rating Agency and to the Owners as their names and addresses appear in the Register.  Each notice shall include the name of the successor Trustee and the address of its corporate trust office.

11.09

ACCEPTANCE OF APPOINTMENT BY SUCCESSOR TRUSTEE.

Every successor trustee appointed hereunder shall execute, acknowledge and deliver to the Depositor on behalf of the Trust and to its predecessor Trustee an instrument accepting such appointment hereunder and stating its eligibility to serve as Trustee hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, duties and obligations of its predecessor hereunder; but, on request of the Depositor or the successor Trustee, such predecessor Trustee shall, upon payment of its charges then unpaid, execute and deliver an instrument transferring to such successor trustee all of the rights, powers and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver to such successor trustee all property and money held by such Trustee so ceasing to act hereunder.  Upon request of any such successor trustee, the Depositor on behalf of the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor trustee all such rights, powers and trusts.

Upon acceptance of appointment by a successor Trustee as provided in this Section 11.09, the Depositor shall mail notice thereof by first-class mail, postage prepaid, to the Owners at their last addresses appearing upon the Register.  The Depositor shall send a copy of such notice to the Servicers and the Rating Agency.  If the Depositor fails to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor trustee shall cause such notice to be mailed at the expense of the Trust.

No successor trustee shall accept its appointment unless at the time of such acceptance such successor shall be qualified and eligible under this Article XI.

11.10

MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS OF THE TRUSTEE.

Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such corporation or association shall be otherwise qualified and eligible under this Article XI.  In case any Certificates have been executed, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such Trustee may adopt such execution and deliver the Certificates so executed with the same effect as if such successor Trustee had itself executed such Certificates.

11.11

LIABILITY OF THE TRUSTEE.

The Trustee shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Trustee herein.  Neither the Trustee nor any of the directors, officers, employees or agents of the Trustee shall be under any liability on any Certificate or otherwise to the Depositor, either of the Sellers, any Servicer or any Owner for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Trustee, its directors, officers, employees or agents or any such Person against any liability which would otherwise be imposed by reason of negligent action, negligent failure to act or willful misconduct in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.  Subject to the foregoing sentence, the Trustee shall not be liable for losses on investments of amounts in the Certificate Account (except for any losses on obligations on which the bank serving as the Trustee is the obligor).  In addition, the Depositor and the Trust covenant and agree to indemnify the Trustee, and when the Trustee is acting as Servicer, the Servicer, from, and hold it harmless against, any and all losses, liabilities, damages, claims or expenses (including reasonable legal fees and expenses) of whatsoever kind arising out of or in connection with the performance by the Trustee of its duties hereunder other than those resulting from the willful misconduct, malfeasance, negligence or bad faith of the Trustee, and the Depositor shall pay all amounts not otherwise paid from the Trust pursuant to Sections 6.12 and 7.06.  The Trustee and any director, officer, employee or agent of the Trustee may rely and shall be protected in acting or refraining from acting in good faith on any certificate, notice or other document of any kind prima facie properly executed and submitted by the Authorized Officer of any Person respecting any matters arising hereunder.  The provisions of this Section 11.12 shall survive the termination of this Agreement, the termination or resignation of the Trustee and the payment of the outstanding Certificates.

11.12

APPOINTMENT OF CO-TRUSTEE OR SEPARATE TRUSTEE.

Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate or Mortgaged Property may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee and reasonably acceptable to the Depositor to act as co-Trustee or co-Trustees, jointly with the Trustee, of all or any part of the Trust Estate or separate Trustee or separate Trustees of any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Owners, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section 11.13, such powers, duties, obligations, rights and trusts as the Depositor and the Trustee may consider necessary or desirable.  If the Depositor shall not have joined in such appointment within fifteen (15) days after the receipt by it of a request so to do, the Trustee subject to reasonable approval of the Depositor alone shall have the power to make such appointment.  No co-Trustee or separate Trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 11.08 and no notice to Owners of the appointment of any co-Trustee or separate Trustee shall be required under Section 11.09.

Every separate Trustee and co-Trustee shall, to the extent permitted, be appointed and act subject to the following provisions and conditions:

(i)

All rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate Trustee or co-Trustee jointly (it being understood that such separate Trustee or co-Trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate Trustee or co-Trustee, but solely at the direction of the Trustee;

(ii)

No co-Trustee hereunder shall be held personally liable by reason of any act or omission of any other co-Trustee hereunder; and

(iii)

The Servicer, the Depositor and the Trustee acting jointly may at any time accept the resignation of or remove any separate Trustee or co-Trustee.

Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate Trustees and co-Trustees, as effectively as if given to each of them.  Every instrument appointing any separate Trustee or co-Trustee shall refer to this Agreement and the conditions of this Section 11.13.  Each separate Trustee and co-Trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee.  Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer.

Any separate Trustee or co-Trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  If any separate Trustee or co-Trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor Trustee.

11.13

APPOINTMENT OF CUSTODIAN

The Trustee may, with the consent of the Depositor and the Rating Agency, appoint one or more custodians to hold all or a portion of the Custodial File as agent for the Trustee by entering into a custodial agreement substantially in the form attached hereto as Exhibit L.  The Trustee agrees to comply with the terms of each custodial agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders.  Each custodian shall be a depository institutions subject to supervision by federal or state authority and shall be qualified to do business in the jurisdiction in which it holds any Custodial File.

ARTICLE XII

CONCERNING THE SECURITIES ADMINISTRATOR

12.01

CERTAIN MATTERS AFFECTING THE SECURITIES ADMINISTRATOR.

(a)

Except as otherwise provided herein:

(i)

The Securities Administrator may rely and shall be protected in acting or refraining from acting upon any resolution, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.  Further, the Securities Administrator may accept a copy of the vote of the board of directors of any party certified by its clerk or assistant clerk or secretary or assistant secretary as conclusive evidence of the authority of any person to act in accordance with such vote, and such vote may be considered as in full force and effect until receipt by the Securities Administrator of written notice to the contrary;

(ii)

The Securities Administrator may, in the absence of bad faith on its part, rely upon a certificate of an Officer of the appropriate Person whenever in the administration of this Agreement the Securities Administrator shall deem it desirable that a matter be proved or established (unless other evidence be herein specifically prescribed) prior to taking, suffering or omitting any action hereunder;

(iii)

The Securities Administrator may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such written advice or Opinion of Counsel;

(iv)

The Securities Administrator shall not be under any obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Securities Administrator reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

(v)

The Securities Administrator shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the this Agreement;

(vi)

The Securities Administrator shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates entitled to at least 25% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Securities Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Securities Administrator not assured to the Securities Administrator by the security afforded to it by the terms of this Agreement, the Securities Administrator may require indemnity against such expense or liability as a condition to taking any such action;

(vii)

The Securities Administrator may execute any of the trusts or powers under this Agreement or perform any duties hereunder either directly or by or through agents or attorneys and the Securities Administrator shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it under this Agreement, provided that any agent appointed by the Securities Administrator hereunder shall be entitled to all of the protections of the Securities Administrator under this Agreement;

(viii)

Whenever the Securities Administrator is authorized herein to require acts or documents in addition to those required to be provided it in any matter, it shall be under no obligation to make any determination whether or not such additional acts or documents should be required unless obligated to do so hereunder;

(ix)

The permissive right or authority of the Securities Administrator to take any action enumerated in this Agreement shall not be construed as a duty or obligation;

(x)

The Securities Administrator shall not be deemed to have notice of any matter, including without limitation any Event of Default, unless one of its Responsible Officers has actual knowledge thereof or unless written notice thereof is received by the Securities Administrator at its Corporate Trust Office and such notice references the applicable Certificates generally, the applicable Servicer or Seller, the Trust or this Agreement;

(xi)

The Securities Administrator shall not be required to expend or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers (except with respect to its obligation to make Monthly Advances pursuant to Section 7.02 in the event the Master Servicer fails to make such Monthly Advances as required) if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not assured to it, and none of the provisions contained in this Agreement shall in any event require the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of any Servicer or the Master Servicer under this Agreement except with respect to its obligation to make Monthly Advances pursuant to Section 7.02 in the event the Master Servicer fails to make such Monthly Advances as required;

(xii)

Subject to the other provisions of this Agreement and without limiting the generality of this Section 12.01, the Securities Administrator shall not have any duty (A) to see to any recording, filing or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see the maintenance of any such recording of filing or depositing or to any rerecording, refiling or redepositing any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Estate other than from funds available in the Certificate Account, or (D) to confirm or verify the contents of any reports or certificates of any Servicer delivered to the Securities Administrator pursuant to this Agreement believed by the Securities Administrator to be genuine and to have been signed or presented by the proper party or parties;

(xiii)

The Securities Administrator shall not be required to give any bond or surety in respect of the execution of the Trust Estate created hereby or the powers granted hereunder; and

(xiv)

Anything in this Agreement to the contrary notwithstanding, in no event shall the Securities Administrator be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Securities Administrator has been advised of the likelihood of such loss or damage and regardless of the form of action.

(b)

All rights of action under this Agreement or under any of the Certificates, enforceable by the Securities Administrator may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Securities Administrator shall be brought in name of the Trustee for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.  Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Securities Administrator, its agents and counsel, be for the ratable benefit of the Holders in respect of which such judgment has been recovered.

12.02

SECURITIES ADMINISTRATOR NOT LIABLE FOR CERTIFICATES OR MORTGAGE LOANS.

The recitals contained in this Agreement and in the Certificates (other than the signature of the Securities Administrator and the representations and warranties made in Section 12.07 hereof) shall be taken as the statements of the Depositor, and the Securities Administrator assumes no responsibility for their correctness.  The Securities Administrator makes no representations or warranties as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature of the Securities Administrator on the Certificates) or of any Mortgage Loan or related document.  The Securities Administrator shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor in respect of the Mortgage Loans or deposited in or withdrawn from any Collection Account, the Master Servicer Account or the Certificate Account other than any funds held by or on behalf of the Securities Administrator in accordance with Sections 7.01 and 7.04.

12.03

SECURITIES ADMINISTRATOR MAY OWN CERTIFICATES.

The Securities Administrator in its individual capacity or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Securities Administrator.

12.04

SECURITIES ADMINISTRATOR'S EXPENSES.

The Securities Administrator shall be entitled to reimbursement for all reasonable expenses and disbursements incurred or made by the Securities Administrator in accordance with any of the provisions of this Agreement (including but not limited to the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence, bad faith, willful misconduct or breach of contract by the Securities Administrator.  On each Distribution Date, the Securities Administrator may withdraw from the amount on deposit in the Certificate Account, its expenses (subject to the limits set forth therein).  The Securities Administrator, the Custodian and any director, officer, employee or agent of the Securities Administrator and the Custodian shall be indemnified and held harmless by the Trust against any loss, liability or expense thereof, including reasonable attorney's fees, incurred, arising out of or in connection with this Agreement, any custody agreement or the Certificates, including, but not limited to, any such loss, liability, or expense incurred in connection with any legal action against the Trust or the Securities Administrator or any director, officer, employee or agent thereof, or the performance of any of the Securities Administrator's duties under this Agreement other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith, negligence, willful misconduct or breach of contract in the performance of duties under this Agreement or by reason of reckless disregard of obligations and duties under this Agreement.  The provisions of this Section 12.04 shall survive the resignation or removal of the Securities Administrator.

12.05

REPORTING; WITHHOLDING.

(a)

The Securities Administrator shall timely provide to the Owners the Internal Revenue Service's Form 1099 and any other statement required by applicable Treasury regulations as determined by the Tax Matters Person, and shall withhold, as required by applicable law, federal, state or local taxes, if any, applicable to distributions to the Owners, including but not limited to backup withholding under Section 3406 of the Code and the withholding tax on distributions to foreign investors under Sections 1441 and 1442 of the Code.

(b)

As required by law or upon request of the Tax Matters Person and except as otherwise specifically set forth in subsection (a) above, the Securities Administrator shall timely file all reports prepared by the Depositor and required to be filed by the Trust with any federal, state or local governmental authority having jurisdiction over the Trust, including other reports that must be filed by the Owners, such as the Internal Revenue Service's Form 1066 and Schedule Q and the form required under Section 6050K of the Code, if applicable to REMICs.  Furthermore, the Securities Administrator shall report to the Owners, if required, with respect to the allocation of expenses pursuant to Section 212 of the Code in accordance with the specific instructions to the Securities Administrator by the Depositor with respect to such allocation of expenses.  The Securities Administrator shall, upon request of the Depositor, collect any forms or reports from the Owners determined by the Depositor to be required under applicable federal, state and local tax laws.

(c)

The Depositor covenants and agrees that it shall provide to the Securities Administrator any information necessary to enable the Securities Administrator to meet its obligations under Section 12.05(a) and (b).

(d)

Except as otherwise provided, the Depositor shall have the responsibility for preparation of all returns, forms, reports and other documents referred to in this Section 12.05 and the Securities Administrator's responsibility shall be to execute such documents.

12.06

RESIGNATION AND REMOVAL OF THE SECURITIES ADMINISTRATOR.

The Securities Administrator may at any time resign and be discharged from the trusts created pursuant to this Agreement by giving written notice thereof to the Depositor, the Master Servicer, the Trustee and to all Certificateholders.  Upon receiving such notice of resignation, the Trustee shall promptly appoint a successor securities administrator by written instrument, in triplicate, which instrument shall be delivered to the resigning Securities Administrator and to the successor securities administrator.  A copy of such instrument shall be delivered to the Depositor, the Certificateholders and each Servicer by the Trustee.  If no successor securities administrator shall have been so appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Securities Administrator may petition any court of competent jurisdiction for the appointment of a successor securities administrator.

The Trustee may at any time remove the Securities Administrator and appoint a successor securities administrator by written instrument, in duplicate, which instrument shall be delivered to the Securities Administrator so removed and to the successor securities administrator.  If the Trustee executes such an instrument, then the Trustee shall deliver a copy of such instrument to the Certificateholders, the Depositor and each Servicer.

The Holders of Certificates entitled to at least 51 % of the Voting Rights may at any time remove the Securities Administrator and appoint a successor securities administrator by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to each of the Depositor, the Trustee, the Securities Administrator so removed and the successor securities administrator so appointed.  A copy of such instrument shall be delivered to the Certificateholders and each Servicer and Seller by the Securities Administrator.

Any resignation or removal of the Securities Administrator and appointment of a successor securities administrator pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor securities administrator as provided in Section 12.06 hereof.

12.07

SUCCESSOR SECURITIES ADMINISTRATOR.

Any successor securities administrator appointed as provided in Section 11.05 shall execute, acknowledge and deliver to the Trustee and to the predecessor securities administrator an instrument accepting such appointment under this Agreement and thereupon the resignation or removal of the predecessor securities administrator shall become effective and such successor securities administrator without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor thereunder, with the like effect as if originally named as securities administrator therein.  The predecessor securities administrator shall deliver to the successor securities administrator, all Trustee Mortgage Loan Files and related documents and statements held by it under this Agreement and the Trustee and the predecessor securities administrator shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor securities administrator, all such rights, powers, duties and obligations.

Upon acceptance of appointment by a successor securities administrator as provided in this Section, the Trustee shall mail notice of the succession of such securities administrator under this Agreement to all Holders of Certificates at their addresses as shown in the Certificate Register.

Notwithstanding anything to the contrary contained herein, the appointment of any successor securities administrator pursuant to any provisions of this Agreement will be subject to the prior written consent of the Trustee, which consent will not be unreasonably withheld.

12.08

REPRESENTATIONS AND WARRANTIES OF THE SECURITIES ADMINISTRATOR.

The Securities Administrator hereby represents and warrants to the Depositor, the Master Servicer and the Trustee that as of the Closing Date or as of such other date specifically provided herein:

(a)

It is a New York banking corporation and has been duly organized, and is validly existing in good standing under the laws of the state of New York with full power and authority (corporate and other) to enter into and perform its obligations under this Agreement;

(b)

This Agreement has been duly executed and delivered by it, and, assuming due authorization, execution and delivery by the Depositor, constitutes a legal, valid and binding agreement of such entity, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law;

(c)

The execution, delivery and performance by it of this Agreement and the consummation of the transactions contemplated thereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date thereof,

(d)

The execution and delivery of this Trust Agreement by it have been duly authorized by all necessary corporate action on its part; neither the execution and delivery by it of this Agreement, nor consummation of the transactions therein contemplated, nor compliance by it with the provisions thereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of its articles of organization or by-laws or any law, governmental rule or regulation or any judgment, decree or order binding on it to its knowledge or any of its properties, or any of the provisions of any indenture, mortgage, deed of trust, contract or other instrument to which it is a party or by which it is bound; and

(e)

There are no actions, suits or proceedings pending or, to its knowledge, threatened or asserted against it, before or by any court, administrative agency, arbitrator or government body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in its judgment will be determined adversely to it and will if determined adversely to it materially adversely affect its ability to perform its obligations under this Agreement.

ARTICLE XIII

MISCELLANEOUS

13.01

COMPLIANCE CERTIFICATES AND OPINIONS.

Upon any application or request by the Depositor or the Owners to the Trustee to take any action under any provision of this Agreement, the Depositor or the Owners, as the case may be, shall furnish to the Trustee a certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate need be furnished.

Except as otherwise specifically provided herein, each certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement (including one furnished pursuant to specific requirements of this Agreement relating to a particular application or request) shall include:

(a)

a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

(b)

a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; and

(c)

a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

13.02

FORM OF DOCUMENTS DELIVERED TO THE TRUSTEE.

In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an Authorized Officer of the Trustee may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such Authorized Officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous.  Any such certificate or opinion of an Authorized Officer of the Trustee or any opinion of counsel may be based, insofar as it relates to factual matters upon a certificate or opinion of, or representations by, one or more Authorized Officers of the Depositor, stating that the information with respect to such factual matters is in the possession of the Depositor, unless such Authorized Officer or counsel knows that the certificate or opinion or representations with respect to such matters are erroneous.  Any opinion of counsel may also be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Authorized Officer of the Trustee stating that the information with respect to such matters is in the possession of the Trustee, unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous.  Any opinion of counsel may be based on the written opinion of other counsel, in which event such opinion of counsel shall be accompanied by a copy of such other counsel's opinion and shall include a statement to the effect that such counsel believes that such counsel and Trustee may reasonably rely upon the opinion of such other counsel.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

13.03

ACTS OF OWNERS.

(a)

Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by the Owners, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Owners in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Depositor.  Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “act” of the Owners signing such instrument or instruments.  Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee and the Trust, if made in the manner provided in this Section.

(b)

The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof.  Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.

(c)

The ownership of Certificates shall be proved by the Register.

(d)

Any request, demand, authorization, direction, notice, consent, waiver or other action by the holder of any Certificate shall bind the holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Trust in reliance thereon, whether or not notation of such action is made upon such Certificates.

13.04

NOTICES, ETC. TO TRUSTEE.

Any request, demand, authorization, direction, notice, consent, waiver or act of the Owners or other documents provided or permitted by this Agreement to be made upon, given or furnished to, or filed with the Trustee by any Owner or the Depositor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with and received by the Trustee at the Corporate Trust Office.

13.05

NOTICES AND REPORTS TO OWNERS; WAIVER OF NOTICES.

Where this Agreement provides for notice to Owners of any event or the mailing of any report to Owners, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if mailed, first-class postage prepaid, to each Owner affected by such event or to whom such report is required to be mailed, at the address of such Owner as it appears on the Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report.  In any case where a notice or report to Owners is mailed in the manner provided above, neither the failure to mail such notice or report nor any defect in any notice or report so mailed to any particular Owner shall affect the sufficiency of such notice or report with respect to other Owners, and any notice or report which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided.  Notwithstanding the foregoing, if any Servicer is removed or resigns or the Trust is terminated, notice of any such events shall be made by overnight courier, registered mail or telecopy followed by a telephone call.

Where this Agreement provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice.  Waivers of notice by Owner shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Owners when such notice is required to be given pursuant to any provision of this Agreement, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

Where this Agreement provides for notice to the Rating Agency that rated any Certificates, failure to give such notice shall not affect any other rights or obligations created hereunder.

13.06

RULES BY TRUSTEE.

The Trustee may make reasonable rules for any meeting of Owners.

13.07

SUCCESSORS AND ASSIGNS.

All covenants and agreements in this Agreement by any party hereto shall bind its successors and assigns, whether so expressed or not.

13.08

SEVERABILITY.

In case any provision in this Agreement or in the Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

13.09

BENEFITS OF AGREEMENT.

Nothing in this Agreement or in the Certificates, expressed or implied, shall give to any Person, other than the Owners, the Depositor, the Underwriter and the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Agreement.

13.10

LEGAL HOLIDAYS.

In any case where the date of any Remittance Date, any Distribution Date, any other date on which any distribution to any Owner is proposed to be paid, or any date on which a notice is required to be sent to any Person pursuant to the terms of this Agreement shall not be a Business Day, then (notwithstanding any other provision of the Certificates or this Agreement) payment or mailing need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made or mailed on the nominal date of any such Remittance Date, such Distribution Date, or such other date for the payment of any distribution to any Owner or the mailing of such notice, as the case may be, and no interest shall accrue for the period from and after any such nominal date, provided such payment is made in full on such next succeeding Business Day.

13.11

GOVERNING LAW; SUBMISSION TO JURISDICTION.

(a)

In view of the fact that Owners are expected to reside in many states and outside the United States and the desire to establish with certainty that this Agreement will be governed by and construed and interpreted in accordance with the law of a state having a well-developed body of commercial and financial law relevant to transactions of the type contemplated herein, this Agreement and each Certificate shall be construed in accordance with and governed by the law of the State of New York.

(b)

The parties hereto hereby irrevocably submit to the jurisdiction of the United States District Court for the Southern District of New York and any court of the State of New York located in the City and County of New York, and any appellate court from any thereof, in any action, suit or proceeding brought against it or in connection with this Agreement or any of the related documents or the transactions contemplated hereunder or for recognition or enforcement of any judgment, and the parties hereto hereby irrevocably and unconditionally agree that all claims in respect of any such action or proceeding may be heard or determined in such New York State court or, to the extent permitted by law, in such federal court.  The parties hereto agree that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  To the extent permitted by applicable law, the parties hereto hereby waive and agree not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that the related documents or the subject matter thereof may not be litigated in or by such courts.

(c)

Nothing contained in this Agreement shall limit or affect the right of the Depositor or any Servicer or any third-party beneficiary hereunder, as the case may be, to serve process in any other manner permitted by law or to start legal proceedings relating to any of the Mortgage Loans against any Mortgagor in the courts of any jurisdiction.

13.12

COUNTERPARTS.

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

13.13

[RESERVED].

13.14

AMENDMENT.

(a)

The Trustee, the Securities Administrator, the Depositor and the Master Servicer may, at any time and from time to time, and without notice to or the consent of the Owners, amend this Agreement, subject to the provisions of Sections 13.16 and 13.17 for the purpose of (i) curing any ambiguity, correcting or supplementing any provision hereof which may be inconsistent with any other provision hereof, or adding provisions hereto which are not inconsistent with the provisions hereof; (ii) complying with the requirements of the Code and the regulations proposed or promulgated thereunder including any amendments necessary to maintain REMIC status (iii) to correct, modify or supplement any provision contained in this Agreement which is inconsistent with any offering document used to sell the Offered Certificates, provided that such correction, modification or supplement made pursuant to this clause is consistent with such offering document; or (iv) for any other purpose, provided that in the case of this clause (iv) such amendment shall not adversely affect in any material respect any Owner.  Any such amendment shall be deemed not to adversely affect in any material respect any Owner if there is delivered to the Trustee written notification from the Rating Agency that such amendment will not cause the Rating Agency to reduce, qualify or withdraw its then current rating assigned to any of the Class A Certificates, the Class M Certificates or the Class B Certificates.  Notwithstanding anything to the contrary herein, no such amendment shall change in any manner the amount of, or change the timing of, payments which are required to be distributed to any Holder of a Certificate without the consent of the Holder of each such Certificate.

(b)

Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to the Depositor and each Owner in the manner set forth in Section 13.05, and to the Rating Agency.

(c)

The Rating Agency shall be provided with copies of any amendments to this Agreement, together with copies of any opinions or other documents or instruments executed in connection therewith.

(d)

Prior to consenting to any amendment pursuant to this Section 13.14 the Trustee shall be entitled to receive and rely upon an opinion of counsel addressed to the Trustee from the party requesting such amendment stating that such amendment is authorized and permitted pursuant to this Agreement and a REMIC Opinion addressed to the Trustee and stating that such amendment shall not cause either REMIC to fail to qualify as a REMIC.

13.15

PAYING AGENT; APPOINTMENT AND ACCEPTANCE OF DUTIES.

The Securities Administrator is hereby appointed Paying Agent.  The Depositor may, subject to the eligibility requirements for the Securities Administrator set forth in Section 11.08, appoint one or more other Paying Agents or successor Paying Agents.

Each Paying Agent, immediately upon such appointment, shall signify its acceptance of the duties and obligations imposed upon it by this Agreement by written instrument of acceptance deposited with the Securities Administrator.

Each such Paying Agent other than the Securities Administrator shall execute and deliver to the Securities Administrator an instrument in which such Paying Agent shall agree with the Securities Administrator, subject to the provisions of Section 6.02, that such Paying Agent will:

(a)

allocate all sums received for distribution to the Owners of Certificates of each Class for which it is acting as Paying Agent on each Distribution Date among such Owners in the proportion specified by the Securities Administrator; and

(b)

hold all sums held by it for the distribution of amounts due with respect to the Certificates in trust for the benefit of the Owners entitled thereto until such sums shall be paid to such Owners or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided.

Any Paying Agent other than the Securities Administrator may at any time resign and be discharged of the duties and obligations created by this Agreement by giving at least sixty (60) days written notice to the Securities Administrator.  Any such Paying Agent may be removed at any time by an instrument filed with such Paying Agent and signed by the Securities Administrator.

In the event of the resignation or removal of any Paying Agent other than the Securities Administrator, such Paying Agent shall pay over, assign and deliver any moneys held by it as Paying Agent to its successor, or if there be no successor, to the Securities Administrator.

Upon the appointment, removal or notice of resignation of any Paying Agent, the Trustee shall notify the Depositor and the Owners by mailing notice thereof at their addresses appearing on the Register.

13.16

REMIC STATUS.

(a)

The parties hereto intend that each REMIC shall constitute, and that the affairs of each REMIC shall be conducted so as to qualify it as a REMIC in accordance with the REMIC Provisions.  In furtherance of such intention, the Securities Administrator shall, to the extent permitted by applicable law, act as agent for each Trust REMIC and in such capacity it shall: (i) prepare or cause to be prepared and filed (and the Trustee shall sign), in a timely manner, annual tax returns and any other tax return required to be filed by each Trust REMIC established hereunder using a calendar year as the taxable year for each Trust REMIC established hereunder; (ii) in the related first such tax return, make (or cause to be made) an election satisfying the requirements of the REMIC Provisions, on behalf of each Trust REMIC, for it to be treated as a REMIC; (iii) prepare and forward, or cause to be prepared and forwarded, to the Owners all information, reports or tax returns required with respect to each Trust REMIC as, when and in the form required to be provided to the Owners, and to the Internal Revenue Service and any other relevant governmental taxing authority in accordance with the REMIC Provisions and any other applicable federal, state or local laws, including without limitation information as necessary in respect of the determination of the present value of anticipated excess inclusions as required under Treasury Regulation Section 1.860E-2(a)(6) and reports relating to “original issue discount” as defined in the Code based upon the prepayment assumption and calculated by using the “issue price” (within the meaning of Section 1273 of the Code) of the Certificates of the related Class; (iv) if the filing or distribution of any documents of an administrative nature not addressed in clauses (i) through (iii) of this Section 13.16(a) is then required by the REMIC Provisions in order to maintain the status of REMIC II and REMIC I as a REMIC or is otherwise required by the Code, prepare, sign and file or distribute, or cause to be prepared and signed and filed or distributed, such documents with or to such Persons when and as required by the REMIC Provisions or the Code or comparable provisions of applicable state or local tax law; (v) within thirty days of the Closing Date, furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise may be required by the Code, the name, title and address of the Person that the Owners of the Certificates may contact for tax information relating thereto (and the Securities Administrator shall act as the representative of each of REMIC II and REMIC I for this purpose), together with such additional information as may be required by such Form, and shall update such information at the time or times and in the manner required by the Code (and the Depositor agrees within 10 Business Days of the Closing Date to provide any information reasonably requested by the Servicer or the Securities Administrator and necessary to make such filing); (vi) maintain such records relating to each of REMIC II and REMIC I as may be necessary to prepare the foregoing returns, schedules, statements or information, such records, for federal income tax purposes, to be maintained on a calendar year and on an accrual basis; (vii) represent the Trust or a REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to a taxable year of the Trust or a Trust REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of the Trust or a Trust REMIC, and otherwise act on behalf of the Trust or a Trust REMIC therein in relation to any tax matter involving the Trust or the Trust REMIC therein; (viii) comply with all statutory or regulatory requirements with regard to its conduct of activities pursuant to the foregoing clauses of this Section 13.16, including, without limitation, providing all notices and other information to the Internal Revenue Service and Owners of Residual Certificates required of a “tax matters person” pursuant to subtitle F of the Code and the Treasury Regulations thereunder; and (ix) make available information necessary for the computation of any tax imposed (A) on transferors of residual interests to certain Disqualified Organizations or (B) on pass-through entities, any interest in which is held by or treated as held by a Disqualified Organization.  The obligations of the Securities Administrator or such other agent designated by the Tax Matters Person pursuant to this Section 13.16 shall survive the termination or discharge of this Agreement.

The Depositor, the Trustee, the Securities Administrator and the Master Servicer each covenant and agree that each shall not intentionally take any action or intentionally omit to take any action if, in taking or omitting to take such action, such action or omission (as the case may be) would cause the termination of the REMIC status of REMIC II or REMIC I or the imposition of tax on REMIC II or REMIC I or any other portions of the Trust (other than a tax on income expressly permitted or contemplated to be received by the terms of this Agreement).  The Depositor, the Securities Administrator, the Master Servicer and Trustee further each covenant and agree to cause the Servicers not to take or engage in any such action or omission described in the preceding sentence to the extent the Depositor, the Securities Administrator, the Master Servicer and/or the Trustee are aware of any such proposed action or omission by the Servicers.  Notwithstanding any provision of this paragraph to the contrary, neither the Trustee nor the Securities Administrator shall be required to take any action that such party in good faith believes to be inconsistent with any other provision of this Agreement, nor shall such party be deemed in violation of this paragraph if it takes any action expressly required or authorized by any other provision of this Agreement, and neither the Securities Administrator nor the Trustee shall have any responsibility or liability with respect to any act or omission of the Depositor or a Servicer which does not enable the Securities Administrator or the Trustee, as applicable, to comply with any of clauses (i) through (vi) of the second sentence of the first paragraph of this Section 13.16(a) or which results in any action contemplated by clauses (i) through (iii) of the next succeeding sentence.  In this regard the Depositor, the Securities Administrator, the Trustee and the Master Servicer each covenant and agree that each shall (i) exercise reasonable care not to allow the occurrence of any “prohibited transactions” within the meaning of Code Section 860F(a), unless the party seeking such action shall have delivered to the Securities Administrator and the Trustee an REMIC Opinion addressed to each of the Securities Administrator and the Trustee (at such party's expense) that such occurrence would not (A) result in a taxable gain, (B) otherwise subject REMIC II or REMIC I to tax (other than a tax at the highest marginal corporate tax rate on net income from foreclosure property), or (C) cause either REMIC II or REMIC I to fail to qualify as a REMIC; and (ii) exercise reasonable care not to allow the Trust to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC (provided, however, that the receipt of any income expressly permitted or contemplated by the terms of this Agreement shall not be deemed to violate this clause) and (iii) not permit the creation of any “interests,” within the meaning of the REMIC Provisions, in REMIC II other than the REMIC Regular Interests and the Class R-1 Interest or in REMIC I other than the REMIC I Regular Interests or the Class R Certificate.  Neither the Master Servicer nor the Depositor shall be responsible or liable for any failure by the Securities Administrator or the Trustee to comply with the provisions of this Section 13.16.  The Depositor and the Master Servicer shall cooperate in a timely manner with the Trustee in supplying any information within the Depositor's or the Master Servicer's control (other than any confidential information) that is reasonably necessary to enable the Securities Administrator or the Trustee, as applicable, to perform its duties under this Section 13.16.

(b)

Each Trust REMIC shall, for federal income tax purposes, maintain books on a calendar year basis and report income on an accrual basis.

(c)

Except as otherwise permitted by Section 7.04, no Eligible Investment shall be sold prior to its stated maturity (unless sold pursuant to a plan of liquidation in accordance with Article X).

(d)

Neither the Depositor, the Securities Administrator nor the Trustee shall enter into any arrangement by which the Securities Administrator or the  Trustee will receive a fee or other compensation for services rendered pursuant to this Agreement, other than as expressly contemplated by this Agreement.

(e)

Notwithstanding the foregoing Sections 13.16(c) and (d), neither the Securities Administrator nor the Trustee shall engage in any of the transactions prohibited by such clauses, unless the Securities Administrator or the Trustee, as applicable, shall have received a REMIC Opinion addressed to the Securities Administrator and the Trustee (and in no event at the Securities Administrator’s or the Trustee’s expense) to the effect that such transaction does not result in a tax imposed on the Trust or cause a termination of REMIC status for a Trust REMIC; provided, however, that such transaction is otherwise permitted under this Agreement.

(f)

Each of the Master Servicer and the Tax Matters Person agree to indemnify the Trust for any tax imposed on the Trust or a Trust REMIC as a result of their negligence.

13.17

ADDITIONAL LIMITATION ON ACTION AND IMPOSITION OF TAX ON THE TRUST REMICS.

Any provision of this Agreement to the contrary notwithstanding, the Trustee shall not, without having obtained a REMIC Opinion to the effect that such transaction does not result in a tax imposed on the Trust or a Trust REMIC or cause a termination of REMIC status for a Trust REMIC, (i) sell any assets in the Trust Estate, (ii) accept any contribution of assets after the Closing Date or (iii) agree to any modification of this Agreement. Any taxes imposed on any net income from foreclosure property pursuant to Code Section 860G(d) or any similar tax imposed by a state or local jurisdiction shall instead be treated as an expense of the related Liquidated Loan in determining Net Liquidation Proceeds with respect to the Liquidated Loan (and until such taxes are paid, the Servicers from time to time shall withdraw from the Collection Account and transfer or cause to be transferred to the Securities Administrator amounts reasonably determined by the Securities Administrator to be necessary to pay such taxes, which the Securities Administrator shall maintain in a separate, non-interest-bearing account, and the Securities Administrator shall transfer or cause to transferred to the related Collection Account the excess determined by the Securities Administrator from time to time of the amount in such account over the amount necessary to pay such taxes) and shall be paid therefrom; provided that any such tax imposed on net income from foreclosure property that exceeds the amount in any such reserve shall be retained from available funds as provided in the next sentence.  Except as provided in the preceding sentence, the Securities Administrator is hereby authorized to and shall retain or cause to be retained from the related Collection Account in determining the amount of available funds sufficient funds to pay or provide for the payment of, and to actually pay, such tax as is legally owed by REMIC II or REMIC I (but such authorization shall not prevent the Securities Administrator from contesting, at the expense of the Trust, any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). To the extent that sufficient amounts cannot be so retained to pay or provide for the payment of any tax, including interest, penalties or assessments, additional amounts or additions to tax, the Securities Administrator is hereby authorized to and shall segregate, into a separate non-interest bearing account, the net income from any such Prohibited Transactions of a Trust REMIC and use such income, to the extent necessary, to pay such tax (and return the balance thereof, if any, to the REMIC I Distribution Account or the REMIC II Distribution Account, as the case may be); provided that, to the extent that any such income is paid to the Internal Revenue Service, the Securities Administrator shall retain from future amounts otherwise distributable to the Owners of the Class R Certificates and shall distribute such retained amounts to the Owners of Offered Certificates to the extent they are fully reimbursed and then to the Owners of the Class R Certificates.  If any tax, including interest penalties or assessments, additional amounts or additions to tax, is imposed on the Trust, such tax shall be charged against amounts otherwise distributable to the owners of the Class R Certificates.  Neither Securities Administrator nor the Trustee shall be responsible for any taxes imposed on REMIC II or REMIC I except to the extent in either case that such tax is attributable to a breach of a representation or warranty of the Securities Administrator or the Trustee or an act or omission of the Securities Administrator or the Trustee in contravention of this Agreement.  Notwithstanding anything in this Agreement to the contrary, in each such case, the Securities Administrator shall not be responsible for the Trustee's breaches, acts or omissions, and the Trustee shall not be responsible for the breaches, acts or omissions of the Securities Administrator.

13.18

TAX MATTERS PERSON.

The Holders of the Class R Certificates shall be the Tax Matters Person of REMIC II and REMIC I, respectively, pursuant to Treasury Regulations Section 1.860F-4(d).  The Trustee shall act as attorney-in-fact and agent for the Tax Matters Person of each of REMIC II and REMIC I, and each Holder of the Class R Certificate, by acceptance thereof, is deemed to have consented to the Securities Administrator’s appointment in such capacity and agrees to execute any documents required to give effect thereto, and any fees and expenses incurred by the Securities Administrator in connection with any audit or administrative or judicial proceeding shall be paid by the Trust Estate.

13.19

TAX TREATMENT OF CLASS P CERTIFICATES.  It is the intent of the parties hereto that the segregated pool of assets consisting of any collections in respect of the Class P distributable amount payable to class p certificates constitute, for federal income tax purposes, a grantor trust as described in Subpart E of Part I of Subchapter J of the Code and Treasury Regulation §301.7701-4(c)(2).  The trustee shall sign, and the securities administrator shall prepare and file, all of the tax returns in respect of each such grantor trust.  the expenses of preparing and filing such returns shall be borne by the securities administrator without any right of reimbursement therefor.  the securities administrator shall comply with each such requirement by filing form 1041 or other applicable form.

13.20

NOTICES.

All notices hereunder shall be given as follows, until any superseding instructions are given to all other Persons listed below:

Securities Administrator:	JPMorgan Chase Bank
4 New York Plaza
6th Floor
New York, NY 10004
Attention: Institutional Trust Services/Structured Finance Services, GSAMP 2004-SEA1
Fax: (212) 623-5930

Trustee:	Wachovia Bank, National Association
401 South Tryon Street, 12th Floor
Charlotte, North Carolina 28288-1179
Attention: Structured Finance Trust Services
Tel: (704) 383-9568
Fax: (704) 383-6039

Depositor:	GS Mortgage Securities Corp.,
One New York Plaza, 37th Floor
New York, NY 10004
Attention: Legal Department
Tel: (212) 902-0940
Fax: (212) 428-1812

Master Servicer:	Chase Manhattan Mortgage Corporation
3415 Vision Drive
Columbus, Ohio 43219-6009
Attention: Diane Bentz
Tel: (614) 422-7021
Fax: (614) 422-6556

Standard & Poor's:	Standard & Poor's Ratings Group
55 Water Street, 41st Floor
New York, New York 10041
Attention: Residential Mortgage Surveillance Group
Tel: (212) 438-2000
Fax: (212) 438-2664

Underwriter:	Goldman Sachs & Co.
One New York Plaza
37th Floor
New York, NY 10004
Attention: Legal Department
Tel: (212) 902-0940
Fax: (212) 428-1812

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized, all as of the day and year first above written.

GS Mortgage Securities Corp.,

as Depositor

By:  /s/ Christopher Gething

Name:  Christopher Gething

Title:     Vice President

CHASE MANHATTAN MORTGAGE CORPORATION,

as Master Servicer

By:  /s/ Diane Bentz

Name:  Diane Bentz

Title:    Senior Vice President

JPMORGAN CHASE BANK,

as Securities Administrator

By:  /s/ Mark M. Volosov

Name:  Mark M. Volosov

Title:    Assistant Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION,

as Trustee

By:  /s/ Patricia O’Neill-Manella

Name:  Patricia O’Neill-Manella

Title:    Vice President

SCHEDULE I

SCHEDULE OF MORTGAGE LOANS

[This Schedule is maintained by the Securities Administrator at the Corporate Trust Office.]

EXHIBIT A-1

[FORM OF OFFERED CERTIFICATE]

GSAMP MORTGAGE PASS-THROUGH CERTIFICATES,

SERIES 2004-SEA1, CLASS

[THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE TRUST AGREEMENT REFERRED TO HEREIN.]1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE CERTIFICATE REGISTRAR FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL CERTIFICATE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE, AND TRANSFERS OF BENEFICIAL INTERESTS IN THIS GLOBAL CERTIFICATE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE TRUST AGREEMENT REFERRED TO BELOW.]2

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE MASTER SERVICER, THE SERVICERS, THE TRUSTEE, THE SECURITIES ADMINISTRATOR OR ANY OF THEIR RESPECTIVE AFFILIATES.  NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

PRINCIPAL PAYMENTS IN RESPECT OF THIS CERTIFICATE ARE DISTRIBUTABLE AS SET FORTH IN THE TRUST AGREEMENT.  ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE BALANCE SET FORTH BELOW.2

____________________

1

Include in Class M and Class B Certificates.

2.

Include in Global Certificates.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A  “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

[NO TRANSFER OF THIS CERTIFICATE SHALL BE REGISTERED IF ITS RATING IS BELOW INVESTMENT GRADE UPON ACQUISITION UNLESS THE PROSPECTIVE TRANSFEREE PROVIDES THE SECURITIES ADMINISTRATOR WITH (X) A REPRESENTATION TO THE EFFECT THAT (I) SUCH TRANSFEREE IS NOT ACQUIRING THE CERTIFICATE FOR, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY ENTITY DEEMED TO HOLD THE “PLAN ASSETS” OF THE FOREGOING (COLLECTIVELY, A “PLAN”) OR (2) IF THE TRANSFEREE IS AN INSURANCE COMPANY, SUCH TRANSFEREE IS PURCHASING THE CERTIFICATE WITH FUNDS CONTAINED IN AN INSURANCE COMPANY GENERAL ACCOUNT AND THE CONDITIONS OF SECTIONS I AND III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 HAVE BEEN SATISFIED; OR (Y) AN OPINION OF COUNSEL SATISFACTORY TO THE SECURITIES ADMINISTRATOR, AND UPON WHICH THE TRUSTEE, THE MASTER SERVICER, THE DEPOSITOR AND THE SECURITIES ADMINISTRATOR SHALL BE ENTITLED TO RELY, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF SUCH CERTIFICATE BY THE PROSPECTIVE TRANSFEREE WILL NOT RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTIONS UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER, THE DEPOSITOR OR THE SECURITIES ADMINISTRATOR TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN BY SUCH PARTIES IN THE TRUST AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND OR ANY OF THE ABOVE PARTIES.  A TRANSFEREE OF A BOOK-ENTRY CERTIFICATE SHALL BE DEEMED TO HAVE MADE A REPRESENTATION AS REQUIRED HEREIN.]3

[NO TRANSFER OF THIS CERTIFICATE SHALL BE REGISTERED UNLESS THE PROSPECTIVE TRANSFEREE PROVIDES THE SECURITIES ADMINISTRATOR WITH (X) A REPRESENTATION TO THE EFFECT THAT (I) SUCH TRANSFEREE IS NOT ACQUIRING THE CERTIFICATE FOR, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY ENTITY DEEMED TO HOLD

_________________

3

Include in Class A-1A and Class A-1B Certificates.

THE “PLAN ASSETS” OF THE FOREGOING (COLLECTIVELY, A “PLAN”) OR (2) IF THE TRANSFEREE IS AN INSURANCE COMPANY, SUCH TRANSFEREE IS PURCHASING THE CERTIFICATE WITH FUNDS CONTAINED IN AN INSURANCE COMPANY GENERAL ACCOUNT AND THE CONDITIONS OF SECTIONS I AND III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 HAVE BEEN SATISFIED; OR (Y) AN OPINION OF COUNSEL SATISFACTORY TO THE SECURITIES ADMINISTRATOR, AND UPON WHICH THE TRUSTEE, THE MASTER SERVICER, THE DEPOSITOR AND THE SECURITIES ADMINISTRATOR SHALL BE ENTITLED TO RELY, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF SUCH CERTIFICATE BY THE PROSPECTIVE TRANSFEREE WILL NOT RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTIONS UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER, THE DEPOSITOR OR THE SECURITIES ADMINISTRATOR TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN BY SUCH PARTIES IN THE TRUST AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND OR ANY OF THE ABOVE PARTIES.  A TRANSFEREE OF A BOOK-ENTRY CERTIFICATE SHALL BE DEEMED TO HAVE MADE A REPRESENTATION AS REQUIRED HEREIN.]4

________________

4

Include in Class A-2, Class M and Class B Certificates.

GSAMP MORTGAGE PASS-THROUGH CERTIFICATES,

SERIES 2004-SEA1, CLASS [ ]

Pass-Through Rate:

Before Optional Termination Date: [LIBOR +] ·%

After Optional Termination Date: [LIBOR +] ·%

First Distribution Date:  April 26, 2004

Cut-off Date:  March 1, 2004

Aggregate Initial Certificate Balance of the

Class Certificates:$·5                                                                           Rated Final Distribution Date: October 2033

CUSIP:

Initial Certificate Balance of this Certificate:  $·

No.:  ·

This certifies that _________ is the registered owner of a beneficial ownership interest in a Trust, including the distributions to be made with respect to the Class [ ]· Certificates.  The Trust consists primarily of Mortgage Loans secured by certain residential first and second liens and certain other property held in trust by the Trustee.  The Trust was created, and the Mortgage Loans are to be master serviced pursuant to the Master Servicing and Trust Agreement dated as of March 1, 2004 (the “Trust Agreement”), among GS Mortgage Securities Corp., as Depositor, Chase Manhattan Mortgage Corporation, as Master Servicer, Wachovia Bank, National Association, as Trustee, and JPMorgan Chase Bank, as Securities Administrator.  The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Trust Agreement and is bound thereby.  Also issued under the Trust Agreement are the [Class A-1A, Class A-1B, Class A-2, Class M-1, Class M-2, Class B-1, Class B-2, Class B-3, Class X, Class P and Class R]6 Certificates (together with the Class [ ] Certificates, the “Certificates”; the Holders of Certificates issued under the Trust Agreement are collectively referred to herein as “Certificateholders”).

This Certificate is issued pursuant to, and in accordance with, the terms of the Trust Agreement.  To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Trust Agreement.

___________________

5

Insert appropriate amount, as set forth in Section 2.10(b).

6

Omit Class of which Certificate is a part.

Pursuant to the terms of the Trust Agreement, the Securities Administrator, or the Paying Agent on behalf of the Trustee, will distribute (other than the final distribution on any Certificate), on the 25th day of each calendar month, or if such day is not a Business Day, the next succeeding Business Day, commencing April 26, 2004 (each such date, a “Distribution Date”), to the Person in whose name this Certificate is registered as of the related Record Date, which will be the close of business on the Business Day immediately preceding such Distribution Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of principal and interest then distributable, if any, allocable to the Class [ ] Certificates for such Distribution Date, all as more fully described in the Trust Agreement.

All distributions (other than the final distribution on any Certificate) will be made to the Persons entitled thereto by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor.  The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office of the Securities Administrator or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) that is specified in the notice to Certificateholders of such final distribution.

This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Trust Agreement.

[As provided in the Trust Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of Class A-2, Class M-1, Class M-2, Class B-1, Class B-2, Class B-3 and Class X Certificates before such losses will be borne by the Holders of the others classes of Certificates.]7

[No transfer of this Certificate shall be registered if its rating is below investment grade upon acquisition unless the prospective transferee provides the Securities Administrator with (x) a representation to the effect that (i) such transferee is not acquiring the certificate for, or on behalf of, an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) or any entity deemed to hold the “plan assets” of the foregoing (collectively, a “Plan”) or (2) if the transferee is an insurance company, such transferee is purchasing the Certificate with funds contained in an insurance company general account and the conditions of Sections I and III of Prohibited Transaction Class Exemption 95-60 have been satisfied; or (y) an Opinion of Counsel satisfactory to the Securities

_________________

7

Insert for Class A-2, M-1, Class M-2, Class B-1, Class B-2 and Class B-3 Certificates.

Administrator, and upon which the Trustee, the Master Servicer, the Depositor and the Securities Administrator shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the prospective transferee will not result in any non-exempt prohibited transactions under section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Master Servicer, the Depositor or the Securities Administrator to any obligation in addition to those undertaken by such parties in the Trust Agreement, which Opinion of Counsel shall not be an expense of the Trust Fund or any of the above parties.  A transferee of a Book-Entry Certificate shall be deemed to have made a representation as required herein.]8

[No transfer of this Certificate shall be registered unless the prospective transferee provides the Securities Administrator with (x) a representation to the effect that (i) such transferee is not acquiring the Certificates for, or on behalf of, an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) of 1986, or any entity deemed to hold the “plan assets” of the foregoing (collectively, a “Plan”) or (2) if the transferee is an insurance company, such transferee is purchasing the Certificate with funds contained in an insurance company general account and the conditions of Sections I and III of Prohibited Transaction Class Exemption 95-60 have been satisfied; or (y) an Opinion of Counsel satisfactory to the Securities Administrator, and upon which the Trustee, the Master Servicer, the Depositor and the Securities Administrator shall be entitled to rely, to the effect that the purchase or holding of such certificate by the prospective transferee will not result in any non-exempt prohibited transactions under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Master Servicer, the Depositor or the Securities Administrator to any obligation in addition to those undertaken by such parties in the Trust Agreement, which Opinion of Counsel shall not be an expense of the Trust Fund or any of the above parties.  A transferee of a Book-Entry Certificate shall be deemed to have made a representation as required herein.]9

This Certificate does not purport to summarize the Trust Agreement, and reference is made to the Trust Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee and the Securities Administrator.

As provided in the Trust Agreement, subject to certain restrictions on transfer set forth therein, upon surrender for registration of transfer of any Certificate, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations, in like aggregate interest and of the same Class.

_______________

8

Insert for Class A-1A and Class A-1B Certificates.

9

Insert for Class A-2, Class M-1, Class M-2, Class B-1, Class B-2 and Class B-3 Certificates.

Prior to due presentation of this Certificate for registration of transfer, the Trustee, the Securities Administrator, the Master Servicer, the Servicers, the Certificate Registrar, and any agent of the Trustee, the Securities Administrator, the Master Servicer, the Servicers or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in the Trust Agreement and for all other purposes whatsoever, and neither the Trustee, the Securities Administrator, the Master Servicer, the Servicers, the Certificate Registrar, nor any agent of the Trustee, the Securities Administrator, the Master Servicer, the Servicers or the Certificate Registrar shall be affected by any notice to the contrary.

The Trust Agreement may be amended from time to time by the Depositor, Securities Administrator, the Master Servicer and the Trustee, without the consent of any of the Certificateholders, in certain circumstances specified in the Trust Agreement.

The Trust Agreement provides that the respective obligations and responsibilities of the Master Servicer, the Depositor, the Paying Agent, the Securities Administrator and the Trustee created thereby with respect to the Certificates (other than the obligation of the Paying Agent to make certain payments to Certificateholders after the final Distribution Date and other than the indemnification obligations of the parties hereto) shall terminate upon the last action required to be taken by the Paying Agent on the final Distribution Date pursuant to Article X of the Trust Agreement upon the later of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan in the Trust Estate, (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Estate, and (c) at any time when a Qualified Liquidation of the Mortgage Loans included within the Trust is effected.

Unless the Certificate of Authentication on this Certificate has been executed by the Securities Administrator, by manual or facsimile signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

Neither the Trustee nor the Securities Administrator makes any representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and each has executed this Certificate in its limited capacity as Trustee or Securities Administrator, as applicable, under the Trust Agreement.

IN WITNESS WHEREOF, the Trustee has caused this instrument to be duly executed.

Dated:  ______________

WACHOVIA BANK, NATIONAL ASSOCIATION,

not in its individual capacity but solely as Trustee

By:

Authorized Officer

Certificate of Authentication

This is one of the Class Certificates referred to in the Trust Agreement.

Dated:  ______________

JPMORGAN CHASE BANK,

not in its individual capacity but solely as Securities Administrator

By:

Authorized Officer

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned (“Assignor(s)”) hereby sell(s), assign(s) and transfer(s) unto __________________________________________ (please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) (“Assignee(s)”) the entire Percentage Interest represented by the within Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust.

I (we) further direct the Certificate Registrar to issue a new Certificate of the entire Percentage Interest represented by the within Certificates to the above-named Assignee(s) and to deliver such Certificate to the following address:

Date: __________________

Signature by or on behalf of

Assignor(s):

_________________________

Taxpayer Identification Number: _________

DISTRIBUTION INSTRUCTIONS

The Assignee(s) should include the following for purposes of distribution:

Address of the Assignee(s) for the purpose of receiving notices and distributions:

_____________________________________________________________________.

Distributions, if being made by wire transfer in immediately available funds, to ______________________ for the account of _____________________ account number ____________________.

This information is provided by _________________________ the Assignee(s) named above, or ______________________________ as its (their) agent.

By: ______________________________

[Please print or type name(s)]

Title:_____________________________

Taxpayer Identification Number:_________

EXHIBIT A-2

[FORM OF CLASS X CERTIFICATE]

GSAMP MORTGAGE PASS-THROUGH CERTIFICATES,

SERIES 2004-SEA1, CLASS X CERTIFICATE

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE MASTER SERVICER, THE SERVICERS, THE TRUSTEE, THE SECURITIES ADMINISTRATOR OR ANY OF THEIR RESPECTIVE AFFILIATES.  NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE TRUST AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE IS NOT ENTITLED TO SCHEDULED DISTRIBUTIONS OF PRINCIPAL AND WILL NOT ACCRUE INTEREST.  THE HOLDER OF THIS CERTIFICATE WILL BE ENTITLED TO CERTAIN DISTRIBUTIONS AS PROVIDED IN THE TRUST AGREEMENT.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEROR DELIVERS TO THE SECURITIES ADMINISTRATOR A TRANSFEROR LETTER IN THE FORM OF EXHIBIT H TO THE AGREEMENT REFERRED TO HEREIN AND EITHER (I) THE TRUSTEE RECEIVES A RULE 144A LETTER IN THE FORM OF EXHIBIT I TO THE AGREEMENT REFERRED TO HEREIN OR (II) THE SECURITIES ADMINISTRATOR RECEIVES AN OPINION OF COUNSEL, DELIVERED AT THE EXPENSE OF THE TRANSFEROR, THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[NO TRANSFER OF THIS CERTIFICATE SHALL BE REGISTERED UNLESS THE PROSPECTIVE TRANSFEREE PROVIDES THE SECURITIES ADMINISTRATOR WITH (X) A REPRESENTATION TO THE EFFECT THAT (I) SUCH TRANSFEREE IS NOT ACQUIRING THE CERTIFICATE FOR, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY ENTITY DEEMED TO HOLD THE “PLAN ASSETS” OF THE FOREGOING (COLLECTIVELY, A “PLAN”) OR (2) IF THE TRANSFEREE IS AN INSURANCE COMPANY AND SUCH CERTIFICATE HAS BEEN THE SUBJECT OF AN “ERISA QUALIFYING UNDERWRITING” (AS DEFINED IN THE TRUST AGREEMENT), SUCH TRANSFEREE IS PURCHASING THE CERTIFICATE WITH FUNDS CONTAINED IN AN INSURANCE COMPANY GENERAL ACCOUNT AND THE CONDITIONS OF SECTIONS I AND III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 HAVE BEEN SATISFIED; OR (Y) AN OPINION OF COUNSEL SATISFACTORY TO THE SECURITIES ADMINISTRATOR, AND UPON WHICH THE TRUSTEE, THE MASTER SERVICER, THE DEPOSITOR AND THE SECURITIES ADMINISTRATOR SHALL BE ENTITLED TO RELY, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF SUCH CERTIFICATE BY THE PROSPECTIVE TRANSFEREE WILL NOT RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTIONS UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER, THE DEPOSITOR OR THE SECURITIES ADMINISTRATOR TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN BY SUCH PARTIES IN THE TRUST AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND OR ANY OR THE ABOVE PARTIES.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A  “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

GSAMP MORTGAGE PASS-THROUGH CERTIFICATES,

SERIES 2004-SEA1, CLASS X

Percentage Interest:  100%

Cut-off Date: March 1, 2004

CUSIP:

No.: ·-1

This certifies that ___________________. is the registered owner of a beneficial ownership interest in a Trust, including the distributions to be made with respect to the Class X Certificates.  The Trust consists primarily of Mortgage Loans secured by residential first and second liens and certain other property held in trust by the Trustee.  The Trust was created, and the Mortgage Loans are to be master serviced pursuant to the Master Servicing and Trust Agreement, dated as of March 1, 2004 (the “Trust Agreement”), among GS Mortgage Securities Corp., as Depositor, Chase Manhattan Mortgage Corporation, as Master Servicer, Wachovia Bank, National Association, as Trustee, and JPMorgan Chase Bank, as Securities Administrator.  The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Trust Agreement and is bound thereby.  Also issued under the Trust Agreement are the Class A-1A, Class A-1B, Class A-2, Class M-1, Class M-2, Class B-1, Class B-2, Class B-3 and Class R Certificates (together with the Class X Certificate, the “Certificates”; the Holders of Certificates issued under the Trust Agreement are collectively referred to herein as “Certificateholders”).

This Certificate is issued pursuant to, and in accordance with, the terms of the Trust Agreement.  To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Trust Agreement.

Pursuant to the terms of the Trust Agreement, the Securities Administrator, or the Paying Agent on behalf of the Securities Administrator, will distribute (other than the final distribution on any Certificate), on the 25th day of each calendar month, or if such day is not a Business Day, the next succeeding Business Day, commencing April 26, 2004 (each such date, a “Distribution Date”), to the Person in whose name this Certificate is registered as of the related Record Date, which will be the close of business on the Business Day immediately preceding the related Distribution Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount of principal and interest then distributable, if any, allocable to the Class X Certificates for such Distribution Date, all as more fully described in the Trust Agreement.

All distributions (other than the final distribution on any Certificate) will be made to the Persons entitled thereto by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor.  The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office of the Securities Administrator or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) that is specified in the notice to Certificateholders of such final distribution.

This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Trust Agreement.

As provided in the Trust Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of Class A-2, Class M-1, Class M-2, Class B-1, Class B-2, Class B-3 and Class X Certificates before such losses will be borne by the Holders of the others classes of Certificates.

This Certificate does not purport to summarize the Trust Agreement, and reference is made to the Trust Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee and the Securities Administrator.

As provided in the Trust Agreement, subject to certain restrictions on transfer set forth therein, upon surrender for registration of transfer of any Certificate, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations, in like aggregate interest and of the same Class.

Prior to due presentation of this Certificate for registration of transfer, the Trustee, the Securities Administrator, the Master Servicer, the Servicers, the Certificate Registrar, and any agent of the Trustee, the Securities Administrator, the Master Servicer, the Servicers or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in the Trust Agreement and for all other purposes whatsoever, and neither the Trustee, the Securities Administrator, the Master Servicer, the Servicers, the Certificate Registrar, nor any agent of the Trustee, the Securities Administrator, the Master Servicer, the Servicers or the Certificate Registrar shall be affected by any notice to the contrary.

No transfer of a Certificate of this Class shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws.  In the event of any such transfer, the Securities Administrator shall require the transferor to execute a transferor certificate (in substantially the form attached to the Trust Agreement) and deliver either (i) a Rule 144A Letter, in either case substantially in the form attached to the Agreement, or (ii) a written Opinion of Counsel addressed to the Trustee and the Securities Administrator that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall be an expense of the transferor.

No transfer of this Certificate shall be registered unless the prospective transferee provides the Securities Administrator with (x) a representation to the effect that (i) such transferee is not acquiring the Certificates for, or on behalf of, an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) or any entity deemed to hold the “plan assets” of the foregoing (collectively, a “Plan”) or (2) if the transferee is an insurance company and such Certificate has been the subject of an “Erisa Qualifying Underwriting” (as defined in the Trust Agreement), such transferee is purchasing the Certificate with funds contained in an insurance company general account and the conditions of Sections I and III of Prohibited Transaction Class Exemption 95-60 have been satisfied; or (y) an Opinion of Counsel satisfactory to the Securities Administrator, and upon which the Trustee, the Master Servicer, the Depositor and the Securities Administrator shall be entitled to rely, to the effect that the purchase or holding of such certificate by the prospective transferee will not result in any non-exempt prohibited transactions under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Master Servicer, the Depositor or the Securities Administrator to any obligation in addition to those undertaken by such parties in the Trust Agreement, which Opinion of Counsel shall not be an expense of the Trust Fund or any or the above parties.

The Trust Agreement may be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee, without the consent of any of the Certificateholders, in certain circumstances specified in the Trust Agreement.

The Trust Agreement provides that the respective obligations and responsibilities of the Master Servicer, the Depositor, the Paying Agent, the Securities Administrator and the Trustee created thereby with respect to the Certificates (other than the obligation of the Paying Agent to make certain payments to Certificateholders after the final Distribution Date and other than the indemnification obligations of the parties hereto) shall terminate upon the last action required to be taken by the Paying Agent on the final Distribution Date pursuant to Article X of the Trust Agreement upon the later of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan in the Trust Estate, (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Estate, and (c) at any time when a Qualified Liquidation of the Mortgage Loans included within the Trust is effected.

Unless the Certificate of Authentication on this Certificate has been executed by the Securities Administrator, by manual or facsimile signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

Neither the Trustee nor the Securities Administrator makes any representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and each has executed this Certificate in its limited capacity as Trustee or Securities Administrator, as applicable, under the Trust Agreement.

IN WITNESS WHEREOF, the Trustee has caused this instrument to be duly executed.

Dated:  _______________

WACHOVIA BANK, NATIONAL ASSOCIATION,

not in its individual capacity but solely as Trustee

By:

Authorized Officer

Certificate of Authentication

This is one of the Class X Certificates referred to in the Trust Agreement.

Dated:  _______________

JPMORGAN CHASE BANK,

not in its individual capacity but solely as Securities Administrator

By:

Authorized Officer

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned (“Assignor(s)”) hereby sell(s), assign(s) and transfer(s) unto __________________________________________ (please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) (“Assignee(s)”) the entire Percentage Interest represented by the within Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust.

I (we) further direct the Certificate Registrar to issue a new Certificate of the entire Percentage Interest represented by the within Certificates to the above-named Assignee(s) and to deliver such Certificate to the following address:

Date: __________________

Signature by or on behalf of

Assignor(s):

_________________________

Taxpayer Identification Number: _________

DISTRIBUTION INSTRUCTIONS

The Assignee(s) should include the following for purposes of distribution:

Address of the Assignee(s) for the purpose of receiving notices and distributions:

_____________________________________________________________________.

Distributions, if being made by wire transfer in immediately available funds, to ______________________ for the account of ________________________ account number ____________________.

This information is provided by ________________________ the Assignee(s) named above, or ________________________________ as its (their) agent.

By: ________________________________

[Please print or type name(s)]

Title:_______________________________

Taxpayer Identification Number:_________

EXHIBIT A-3

[FORM OF CLASS P CERTIFICATE]

GSAMP MORTGAGE PASS-THROUGH CERTIFICATES,

SERIES 2004-SEA1, CLASS P CERTIFICATE

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE MASTER SERVICER, THE SERVICERS, THE TRUSTEE, THE SECURITIES ADMINISTRATOR OR ANY OF THEIR RESPECTIVE AFFILIATES.  NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

THIS CERTIFICATE IS NOT ENTITLED TO SCHEDULED DISTRIBUTIONS OF PRINCIPAL AND WILL NOT ACCRUE INTEREST.  THE HOLDER OF THIS CERTIFICATE WILL BE ENTITLED TO CERTAIN DISTRIBUTIONS AS PROVIDED IN THE TRUST AGREEMENT.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEROR DELIVERS TO THE SECURITIES ADMINISTRATOR A TRANSFEROR LETTER IN THE FORM OF EXHIBIT H TO THE AGREEMENT REFERRED TO HEREIN AND EITHER (I) THE TRUSTEE RECEIVES A RULE 144A LETTER IN THE FORM OF EXHIBIT I TO THE AGREEMENT REFERRED TO HEREIN OR (II) THE SECURITIES ADMINISTRATOR RECEIVES AN OPINION OF COUNSEL, DELIVERED AT THE EXPENSE OF THE TRANSFEROR, THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

[NO TRANSFER OF THIS CERTIFICATE SHALL BE REGISTERED UNLESS THE PROSPECTIVE TRANSFEREE PROVIDES THE SECURITIES ADMINISTRATOR WITH (X) A REPRESENTATION TO THE EFFECT THAT (I) SUCH TRANSFEREE IS NOT ACQUIRING THE CERTIFICATE FOR, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY ENTITY DEEMED TO HOLD THE “PLAN ASSETS” OF THE FOREGOING (COLLECTIVELY, A “PLAN”) OR (2) IF THE TRANSFEREE IS AN INSURANCE COMPANY AND SUCH CERTIFICATE HAS BEEN THE SUBJECT OF AN “ERISA QUALIFYING UNDERWRITING” (AS DEFINED IN THE TRUST AGREEMENT), SUCH TRANSFEREE IS PURCHASING THE CERTIFICATE WITH FUNDS CONTAINED IN AN INSURANCE COMPANY GENERAL ACCOUNT AND THE CONDITIONS OF SECTIONS I AND III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 HAVE BEEN SATISFIED; OR (Y) AN OPINION OF COUNSEL SATISFACTORY TO THE SECURITIES ADMINISTRATOR, AND UPON WHICH THE TRUSTEE, THE MASTER SERVICER, THE DEPOSITOR AND THE SECURITIES ADMINISTRATOR SHALL BE ENTITLED TO RELY, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF SUCH CERTIFICATE BY THE PROSPECTIVE TRANSFEREE WILL NOT RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTIONS UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER, THE DEPOSITOR OR THE SECURITIES ADMINISTRATOR TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN BY SUCH PARTIES IN THE TRUST AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND OR ANY OR THE ABOVE PARTIES.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS A  “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

GSAMP MORTGAGE PASS-THROUGH CERTIFICATES,

SERIES 2004-SEA1, CLASS P

Percentage Interest:  100%

Cut-off Date: March 1, 2004

CUSIP:

No.: ·-1

This certifies that ___________________. is the registered owner of a beneficial ownership interest in a Trust, including the distributions to be made with respect to the Class P Certificates.  The Trust consists primarily of Mortgage Loans secured by residential first and second liens and certain other property held in trust by the Trustee.  The Trust was created, and the Mortgage Loans are to be master serviced pursuant to the Master Servicing and Trust Agreement, dated as of March 1, 2004 (the “Trust Agreement”), among GS Mortgage Securities Corp., as Depositor, Chase Manhattan Mortgage Corporation, as Master Servicer, Wachovia Bank, National Association, as Trustee, and JPMorgan Chase Bank, as Securities Administrator.  The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Trust Agreement and is bound thereby.  Also issued under the Trust Agreement are the Class A-1A, Class A-1B, Class A-2, Class M-1, Class M-2, Class B-1, Class B-2, Class B-3 and Class R Certificates (together with the Class P Certificate, the “Certificates”; the Holders of Certificates issued under the Trust Agreement are collectively referred to herein as “Certificateholders”).

This Certificate is issued pursuant to, and in accordance with, the terms of the Trust Agreement.  To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Trust Agreement.

Pursuant to the terms of the Trust Agreement, the Securities Administrator, or the Paying Agent on behalf of the Securities Administrator, will distribute (other than the final distribution on any Certificate), on the 25th day of each calendar month, or if such day is not a Business Day, the next succeeding Business Day, commencing April 26, 2004 (each such date, a “Distribution Date”), to the Person in whose name this Certificate is registered as of the related Record Date, which will be the close of business on the Business Day immediately preceding the related Distribution Date, an amount equal to such Person's pro rata share (based on the Percentage Interest represented by this Certificate) of that portion of the aggregate amount then distributable, if any, allocable to the Class P Certificates for such Distribution Date, all as more fully described in the Trust Agreement.

All distributions (other than the final distribution on any Certificate) will be made to the Persons entitled thereto by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity located in the United States and having appropriate facilities therefor.  The final distribution on each Certificate shall be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office of the Securities Administrator or its agent (which may be the Paying Agent or the Certificate Registrar acting as such agent) that is specified in the notice to Certificateholders of such final distribution.

This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Trust Agreement.

As provided in the Trust Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of Class A-2, Class M-1, Class M-2, Class B-1, Class B-2, Class B-3 and Class X Certificates before such losses will be borne by the Holders of the others classes of Certificates.

This Certificate does not purport to summarize the Trust Agreement, and reference is made to the Trust Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee and the Securities Administrator.

As provided in the Trust Agreement, subject to certain restrictions on transfer set forth therein, upon surrender for registration of transfer of any Certificate, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations, in like aggregate interest and of the same Class.

Prior to due presentation of this Certificate for registration of transfer, the Trustee, the Securities Administrator, the Master Servicer, the Servicers, the Certificate Registrar, and any agent of the Trustee, the Securities Administrator, the Master Servicer, the Servicers or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in the Trust Agreement and for all other purposes whatsoever, and neither the Trustee, the Securities Administrator, the Master Servicer, the Servicers, the Certificate Registrar, nor any agent of the Trustee, the Securities Administrator, the Master Servicer, the Servicers or the Certificate Registrar shall be affected by any notice to the contrary.

No transfer of a Certificate of this Class shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws.  In the event of any such transfer, the Securities Administrator shall require the transferor to execute a transferor certificate (in substantially the form attached to the Trust Agreement) and deliver either (i) a Rule 144A Letter, in either case substantially in the form attached to the Agreement, or (ii) a written Opinion of Counsel addressed to the Trustee and the Securities Administrator that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall be an expense of the transferor.

No transfer of this Certificate shall be registered unless the prospective transferee provides the Securities Administrator with (x) a representation to the effect that (i) such transferee is not acquiring the Certificates for, or on behalf of, an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) or any entity deemed to hold the “plan assets” of the foregoing (collectively, a “Plan”) or (2) if the transferee is an insurance company and such Certificate has been the subject of an “Erisa Qualifying Underwriting” (as defined in the Trust Agreement), such transferee is purchasing the Certificate with funds contained in an insurance company general account and the conditions of Sections I and III of Prohibited Transaction Class Exemption 95-60 have been satisfied; or (y) an Opinion of Counsel satisfactory to the Securities Administrator, and upon which the Trustee, the Master Servicer, the Depositor and the Securities Administrator shall be entitled to rely, to the effect that the purchase or holding of such certificate by the prospective transferee will not result in any non-exempt prohibited transactions under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Master Servicer, the Depositor or the Securities Administrator to any obligation in addition to those undertaken by such parties in the Trust Agreement, which Opinion of Counsel shall not be an expense of the Trust Fund or any or the above parties.

The Trust Agreement may be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee, without the consent of any of the Certificateholders, in certain circumstances specified in the Trust Agreement.

The Trust Agreement provides that the respective obligations and responsibilities of the Master Servicer, the Depositor, the Paying Agent, the Securities Administrator and the Trustee created thereby with respect to the Certificates (other than the obligation of the Paying Agent to make certain payments to Certificateholders after the final Distribution Date and other than the indemnification obligations of the parties hereto) shall terminate upon the last action required to be taken by the Paying Agent on the final Distribution Date pursuant to Article X of the Trust Agreement upon the later of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan in the Trust Estate, (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Estate, and (c) at any time when a Qualified Liquidation of the Mortgage Loans included within the Trust is effected.

Unless the Certificate of Authentication on this Certificate has been executed by the Securities Administrator, by manual or facsimile signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

Neither the Trustee nor the Securities Administrator makes any representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and each has executed this Certificate in its limited capacity as Trustee or Securities Administrator, as applicable, under the Trust Agreement.

IN WITNESS WHEREOF, the Trustee has caused this instrument to be duly executed.

Dated:  _______________

WACHOVIA BANK, NATIONAL ASSOCIATION,

not in its individual capacity but solely as Trustee

By:

Authorized Officer

Certificate of Authentication

This is one of the Class P Certificates referred to in the Trust Agreement.

Dated:  _______________

JPMORGAN CHASE BANK,

not in its individual capacity but solely as Securities Administrator

By:

Authorized Officer

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned (“Assignor(s)”) hereby sell(s), assign(s) and transfer(s) unto __________________________________________ (please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) (“Assignee(s)”) the entire Percentage Interest represented by the within Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust.

I (we) further direct the Certificate Registrar to issue a new Certificate of the entire Percentage Interest represented by the within Certificates to the above-named Assignee(s) and to deliver such Certificate to the following address:

Date: __________________

Signature by or on behalf of

Assignor(s):

_________________________

Taxpayer Identification Number: _________

DISTRIBUTION INSTRUCTIONS

The Assignee(s) should include the following for purposes of distribution:

Address of the Assignee(s) for the purpose of receiving notices and distributions:

_____________________________________________________________________.

Distributions, if being made by wire transfer in immediately available funds, to ______________________ for the account of ________________________ account number ____________________.

This information is provided by ________________________ the Assignee(s) named above, or ________________________________ as its (their) agent.

By: ________________________________

[Please print or type name(s)]

Title:_______________________________

Taxpayer Identification Number:_________

EXHIBIT A-3

[FORM OF RESIDUAL CERTIFICATE]

GSAMP MORTGAGE PASS-THROUGH CERTIFICATES,

SERIES 2004-SEA1, CLASS R·CERTIFICATE

THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE DEPOSITOR, THE MASTER SERVICER, THE SERVICERS, THE TRUSTEE, THE SECURITIES ADMINISTRATOR OR ANY OF THEIR RESPECTIVE AFFILIATES.  NEITHER THE CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEROR DELIVERS TO THE SECURITIES ADMINISTRATOR A TRANSFEROR LETTER IN THE FORM OF EXHIBIT H TO THE AGREEMENT REFERRED TO HEREIN AND EITHER (I) THE SECURITIES ADMINISTRATOR RECEIVES A RULE 144A LETTER IN THE FORM OF EXHIBIT I TO THE AGREEMENT REFERRED TO HEREIN OR (II) THE SECURITIES ADMINISTRATOR RECEIVES AN OPINION OF COUNSEL, DELIVERED AT THE EXPENSE OF THE TRANSFEROR, THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

NO TRANSFER OF THIS CERTIFICATE SHALL BE REGISTERED UNLESS THE PROSPECTIVE TRANSFEREE PROVIDES THE SECURITIES ADMINISTRATOR WITH (X) A REPRESENTATION TO THE EFFECT THAT (I) SUCH TRANSFEREE IS NOT ACQUIRING THE CERTIFICATE FOR, OR ON BEHALF OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR ANY ENTITY DEEMED TO HOLD THE “PLAN ASSETS” OF THE FOREGOING (COLLECTIVELY, A “PLAN”) OR (2) IF THE TRANSFEREE IS AN INSURANCE COMPANY AND SUCH CERTIFICATE HAS BEEN THE SUBJECT OF AN “ERISA QUALIFYING UNDERWRITING” (AS DEFINED IN THE TRUST AGREEMENT), SUCH TRANSFEREE IS PURCHASING THE CERTIFICATE WITH FUNDS CONTAINED IN AN INSURANCE COMPANY GENERAL ACCOUNT AND THE CONDITIONS OF SECTIONS I AND III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 HAVE BEEN SATISFIED; OR (Y) AN OPINION OF COUNSEL SATISFACTORY TO THE SECURITIES ADMINISTRATOR, AND UPON WHICH THE TRUSTEE, THE MASTER SERVICER, THE DEPOSITOR AND THE SECURITIES ADMINISTRATOR SHALL BE ENTITLED TO RELY, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF SUCH CERTIFICATE BY THE PROSPECTIVE TRANSFEREE WILL NOT RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTIONS UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER, THE DEPOSITOR OR THE SECURITIES ADMINISTRATOR TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN BY SUCH PARTIES IN THE TRUST AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND OR ANY OR THE ABOVE PARTIES.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “RESIDUAL INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE CODE.  A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY, AS SET FORTH IN SECTION 5.02 OF THE TRUST AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE SECURITIES ADMINISTRATOR TO THE EFFECT THAT, AMONG OTHER THINGS, (A) IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), OR AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR SUCH DISQUALIFIED ORGANIZATION AND IS OTHERWISE A PERMITTED TRANSFEREE (AS DEFINED IN THE TRUST AGREEMENT REFERRED TO HEREIN), (B) IT HAS HISTORICALLY PAID ITS DEBTS AS THEY HAVE COME DUE AND INTENDS TO CONTINUE TO PAY ITS DEBTS AS THEY COME DUE IN THE FUTURE, AND (C) IT INTENDS TO PAY ANY TAXES ASSOCIATED WITH HOLDING THIS CERTIFICATE AS THEY BECOME DUE.  ANY PURPORTED TRANSFER TO A DISQUALIFIED ORGANIZATION OR OTHER PERSON THAT IS NOT A PERMITTED TRANSFEREE OR OTHERWISE IN VIOLATION OF THESE RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.  IF THIS CERTIFICATE REPRESENTS A “NON-ECONOMIC RESIDUAL INTEREST”, AS DEFINED IN TREASURY REGULATIONS SECTION 1.860E-l(c), TRANSFERS OF THIS CERTIFICATE MAY BE DISREGARDED FOR FEDERAL INCOME TAX PURPOSES.  IN ORDER TO SATISFY A REGULATORY SAFE HARBOR UNDER WHICH SUCH TRANSFERS WILL NOT BE DISREGARDED, THE TRANSFEROR MAY BE REQUIRED, AMONG OTHER THINGS, TO SATISFY ITSELF AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE.  THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO CONSENT TO ACT AS “TAX MATTERS PERSON” OF THE REMIC IN WHICH THIS CERTIFICATE CONSTITUTES THE RESIDUAL INTEREST AND TO THE APPOINTMENT OF THE SECURITIES ADMINISTRATOR AS ATTORNEY-IN-FACT AND AGENT FOR THE TAX MATTERS PERSON OR AS OTHERWISE PROVIDED IN THE TRUST AGREEMENT TO PERFORM THE FUNCTIONS OF A “TAX MATTERS PERSON” FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE.

GSAMP MORTGAGE PASS-THROUGH CERTIFICATES,

SERIES 2004-SEA1, CLASS R·CERTIFICATE

Percentage Interest:  100%

Cut-off Date: March 1, 2004

CUSIP:

No.: ·-1

This certifies that ________________. is the registered owner of the “residual interest” (as defined in Section 860G(a)(1) of the Code) in REMIC [II] [I] designated pursuant to the Trust Agreement (as defined below), including the distributions to be made with respect to the Class R Certificates.  The Trust was created, and the Mortgage Loans are to be master serviced, pursuant to the Trust Agreement. The Holder of this Certificate, by virtue of the acceptance hereof, assents to the terms, provisions and conditions of the Trust Agreement and is bound thereby. Also issued under the Trust Agreement are the Class A-1A, Class A-1B, Class A-2, Class M-1, Class M-2, Class B-1, Class B-2, Class B-3, Class P and Class X Certificates (the “Certificates”; the Holders of Certificates issued under the Trust Agreement are collectively referred to herein as “Certificateholders”).

This Certificate is issued pursuant to, and in accordance with, the terms of a Master Servicing and Trust Agreement dated as of March 1, 2004 (the “Trust Agreement”), among GS Mortgage Securities Corp., as Depositor, Chase Manhattan Mortgage Corporation, as Master Servicer, and JPMorgan Chase Bank, as Trustee.  To the extent not defined herein, capitalized terms used herein shall have the meanings assigned thereto in the Trust Agreement.

Pursuant to the terms of the Trust Agreement, the Securities Administrator, or the Paying Agent on behalf of the Securities Administrator, will distribute (other than the final distribution on any Certificate), on the 25th day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day, commencing on April 26, 2004 (each such date, a “Distribution Date”), to the Person in whose name this Certificate is registered as of the related Record Date, an amount equal to the amount then distributable, if any, allocable to the Class · Certificate for such Distribution Date, all as more fully described in the Trust Agreement.

This Certificate is limited in right of payment to, among other things, certain collections and recoveries in respect of the Mortgage Loans, as more specifically set forth herein and in the Trust Agreement.

This Certificate does not purport to summarize the Trust Agreement, and reference is made to the Trust Agreement for the interests, rights, benefits, obligations and duties evidenced hereby, and the limitations thereon, and the rights, duties and immunities of the Trustee.

As provided in the Trust Agreement, subject to certain restrictions on transfer set forth therein, upon surrender for registration of transfer of any Certificate, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations, in like aggregate interest and of the same Class.

Prior to due presentation of this Certificate for registration of transfer, the Trustee, the Securities Administrator, the Master Servicer, the Servicers, the Certificate Registrar, and any agent of the Trustee, the Securities Administrator, the Master Servicer, the Servicers or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in the Trust Agreement and for all other purposes whatsoever, and neither the Trustee, the Securities Administrator, the Master Servicer, the Servicers, the Certificate Registrar, nor any agent of the Trustee, the Securities Administrator, the Master Servicer, the Servicers or the Certificate Registrar shall be affected by any notice to the contrary.

No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws.  In the event of any such transfer, the Trustee shall require the transferor to execute a transferor certificate (in substantially the form attached to the Trust Agreement) and deliver either (i) a Rule 144A Letter, in either case substantially in the form attached to the Agreement, or (ii) a written Opinion of Counsel addressed to the Securities Administrator and the Trustee that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall be an expense of the transferor.

No transfer of this Certificate shall be registered unless the prospective transferee provides the Securities Administrator with (x) a representation to the effect that (i) such transferee is not acquiring the Certificates for, or on behalf of, an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) or any entity deemed to hold the “plan assets” of the foregoing (collectively, a “Plan”) or (2) if the transferee is an insurance company and such Certificate has been the subject of an “Erisa Qualifying Underwriting” (as defined in the Trust Agreement), such transferee is purchasing the Certificate with funds contained in an insurance company general account and the conditions of Sections I and III of Prohibited Transaction Class Exemption 95-60 have been satisfied; or (y) an Opinion of Counsel satisfactory to the Securities Administrator, and upon which the Trustee, the Master Servicer, the Depositor and the Securities Administrator shall be entitled to rely, to the effect that the purchase or holding of such certificate by the prospective transferee will not result in any non-exempt prohibited transactions under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Master Servicer, the Depositor or the Securities Administrator to any obligation in addition to those undertaken by such parties in the Trust Agreement, which Opinion of Counsel shall not be an expense of the Trust Fund or any or the above parties.

The Trust Agreement may be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee, without the consent of any of the Certificateholders, in certain circumstances specified in the Trust Agreement.

The Trust Agreement provides that the respective obligations and responsibilities of the Master Servicer, the Depositor, the Paying Agent, the Securities Administrator and the Trustee created thereby with respect to the Certificates (other than the obligation of the Paying Agent to make certain payments to Certificateholders after the final Distribution Date and other than the indemnification obligations of the parties hereto) shall terminate upon the last action required to be taken by the Paying Agent on the final Distribution Date pursuant to Article X of the Trust Agreement upon the later of (a) the final payment or other liquidation (or any advance made with respect thereto) of the last Mortgage Loan in the Trust Estate, (b) the disposition of all property acquired in respect of any Mortgage Loan remaining in the Trust Estate, and (c) at any time when a Qualified Liquidation of the Mortgage Loans included within the Trust is effected.

Unless the Certificate of Authentication on this Certificate has been executed by the Securities Administrator, by manual or facsimile signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

Neither the Trustee nor the Securities Administrator makes any representation or warranty as to any of the statements contained herein or the validity or sufficiency of the Certificates or the Mortgage Loans and each has executed this Certificate in its limited capacity as Trustee or Securities Administrator, as applicable, under the Trust Agreement.

IN WITNESS WHEREOF, the Trustee has caused this instrument to be duly executed.

Dated:  ______________

WACHOVIA BANK, NATIONAL ASSOCIATION,

not in its individual capacity but solely as Trustee

By:

Authorized Officer

Certificate of Authentication

This is one of the Class [ ] Certificates referred to in the Trust Agreement.

Dated:  _______________

JPMORGAN CHASE BANK,

not in its individual capacity but solely as Securities Administrator

By:

Authorized Officer

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned (“Assignor(s)”) hereby sell(s), assign(s) and transfer(s) unto __________________________________________ (please print or typewrite name(s) and address(es), including postal zip code(s) of assignee(s)) (“Assignee(s)”) the entire Percentage Interest represented by the within Certificate and hereby authorize(s) the registration of transfer of such interest to Assignee(s) on the Certificate Register of the Trust.

I (we) further direct the Certificate Registrar to issue a new Certificate of the entire Percentage Interest represented by the within Certificates to the above-named Assignee(s) and to deliver such Certificate to the following address:

Date: __________________

Signature by or on behalf of

Assignor(s):

_________________________

Taxpayer Identification Number: _________

DISTRIBUTION INSTRUCTIONS

The Assignee(s) should include the following for purposes of distribution:

Address of the Assignee(s) for the purpose of receiving notices and distributions:

_____________________________________________________________________.

Distributions, if being made by wire transfer in immediately available funds, to __________________ for the account of _____________________ account number _____________________.

This information is provided by _____________________________ the Assignee(s) named above, or _______________________________ as its (their) agent.

By: ____________________________________

[Please print or type name(s)]

Title:_______________________________

Taxpayer Identification Number:_________

EXHIBIT B

FORM OF INITIAL CERTIFICATION

[This Certification is maintained by the Trustee at the Corporate Trust Office.]

EXHIBIT C

[Reserved]

EXHIBIT D

[Reserved]

EXHIBIT E

FORM OF CERTIFICATION TO BE PROVIDED TO THE DEPOSITOR BY THE SECURITIES ADMINISTRATOR

GS Mortgage Securities Corp.

85 Broad Street

New York, New York  10004

Re:

GS Mortgage Securities Corp., Depositor

GSAMP Trust 2004-SEA1 (the “Trust”)

Reference is made to the Master Servicing and Trust Agreement dated as of March 1, 2004 (the “Trust Agreement”), by and among Wachovia Bank, National Association (the “Trustee”), JPMorgan Chase Bank (the “Securities Administrator”), Chase Manhattan Mortgage Corporation, as Master Servicer and GS Mortgage Securities Corp., as depositor (the “Depositor”).  The Securities Administrator hereby certifies to the Depositor, and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

(i)

The Securities Administrator has reviewed the annual report on Form 10-K for the fiscal year [   ], and all reports on Form 8-K containing distribution reports filed in respect of periods included in the year covered by that annual report, relating to the above-referenced trust;

(ii)

Subject to paragraph (iv), the distribution information in the distribution reports contained in all Monthly Form 8-K’s included in the year covered by the annual report on Form 10-K for the calendar year [___], taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact required by the Trust Agreement to be included therein and necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report;

(iii)

The distribution information required to be provided by the Securities Administrator under the Trust Agreement is included in these reports.

(iv)

In compiling the distribution information and making the foregoing certifications, the Securities Administrator has relied upon information furnished to it by the Master Servicer under the Trust Agreement.  The Securities Administrator shall have no responsibility or liability for any inaccuracy in such reports resulting from information so provided by the Master Servicers.

Date:

JPMorgan Chase Bank,

as Securities Administrator

By:

____________________________

Name:

____________________________

Title:

____________________________

EXHIBIT F

FORM OF CERTIFICATION TO BE PROVIDED TO THE DEPOSITOR BY THE MASTER SERVICER

GS Mortgage Securities Corp.

85 Broad Street

New York, New York  10004

Re:

GS Mortgage Securities Corp., Depositor

GSAMP Trust 2004-SEA1 (the “Trust”)

Reference is made to the Master Servicing and Trust Agreement dated as of March 1, 2004 (the “Trust Agreement”), by and among Wachovia Bank, National Association (the “Trustee”), JPMorgan Chase Bank (the “Securities Administrator”), Chase Manhattan Mortgage Corporation, as Master Servicer and GS Mortgage Securities Corp., as depositor (the “Depositor”).  The Master Servicer hereby certifies to the Depositor, the Securities Administrator and the Trustee, and their respective officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

(i)

Based on our knowledge, the information prepared by the Master Servicer and relating to the mortgage loans serviced by the Master Servicer and provided by the Master Servicer to the Securities Administrator and the Trustee and in its reports to the Securities Administrator and the Trustee is accurate and complete in all material respects as of the last day of the period covered by such report;

(ii)

Based on our knowledge, the servicing information required to be provided to the Securities Administrator and the Trustee by the Master Servicer pursuant to the Trust Agreement has been provided to the Securities Administrator and the Trustee;

(iii)

Based upon the review required under the Trust Agreement, and except as disclosed in its reports, the Master Servicer as of the last day of the period covered by such reports has fulfilled its obligations under the Trust Agreement; and

(iv)

The Master Servicer has disclosed to its independent auditor, who issues the independent auditor’s report on the Uniform Single Attestation Program for Mortgage Bankers for the Master Servicer, any significant deficiencies relating to the Master Servicer’s compliance with minimum servicing standards.

(v)

In compiling the information and making the foregoing certifications, the Master Servicer has relied upon information furnished to it by the Servicers under the Trust Agreement.  The Master Servicer shall have no responsibility or liability for any inaccuracy in such reports resulting from information so provided by the Servicers.

Date:

Chase Manhattan Mortgage Corporation,

as Master Servicer

By:

____________________________

Name:

____________________________

Title:

____________________________

Exhibit G

RESIDUAL TRANSFER AFFIDAVIT

GSAMP Trust 2004-SEA1,

Mortgage Pass Through Certificates, Series 2004-SEA1

STATE OF

)

) ss.:

COUNTY OF

)

The undersigned, being first duly sworn, deposes and says as follows:

1.

The undersigned is an officer of ___________________, the proposed Transferee of an Ownership Interest in a Residual Certificate (the “Certificate”) issued pursuant to the Master Servicing and Trust Agreement (the “Agreement”), dated as of March 1, 2004, by and among GS Mortgage Securities Corp., as depositor (the “Depositor”), Chase Manhattan Mortgage Corporation, as master servicer (the “Master Servicer”), Wachovia Bank, National Association, as trustee, and JPMorgan Chase Bank, as securities administrator.  Capitalized terms used, but not defined herein or in Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement.  The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee for the benefit of the Depositor, the Trustee and the Securities Administrator.

2.

The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee.  The Transferee is acquiring its Ownership Interest in the Certificate for its own account.  The Transferee has no knowledge that any such affidavit is false.

3.

The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

4.

The Transferee has been advised of, and understands that a tax will be imposed on a “pass through entity” holding the Certificate if at any time during the taxable year of the pass through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity.  The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass through entity an affidavit that such record holder is a Permitted Transferee and the pass through entity does not have actual knowledge that such affidavit is false.  (For this purpose, a “pass through entity” includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass through entities as a nominee for another Person.)

5.

The Transferee has reviewed the provisions of Section 5.02(c) of the Agreement and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales.  The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02(c) of the Agreement and the restrictions noted on the face of the Certificate.  The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

6.

The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee.  In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth as Exhibit H to the Agreement (a “Transferor Certificate”) to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

7.

The Transferee has historically paid its debts as they have come due, intends to pay its debts as they come due in the future, and understands that the taxes payable with respect to the Certificate may exceed the cash flow with respect thereto in some or all periods and intends to pay such taxes as they become due.  The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

8.

The Transferee’s taxpayer identification number is __________.

9.

The Transferee is a U.S. Person as defined in Code Section 7701(a)(30).

10.

The Transferee is aware that the Certificate may be a “noneconomic residual interest” within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

11.

The Transferee will not cause income from the Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Transferee or any other U.S. person.

12.

Check one of the following:

ٱ The present value of the anticipated tax liabilities associated with holding the Certificate, as applicable, does not exceed the sum of:

(i)

the present value of any consideration given to the Transferee to acquire such Certificate;

(ii)

the present value of the expected future distributions on such Certificate; and

(iii)

the present value of the anticipated tax savings associated with holding such Certificate as the related REMIC generates losses.

For purposes of this calculation, (i) the Transferee is assumed to pay tax at the highest rate currently specified in Section 11(b) of the Code (but the tax rate in Section 55(b)(1)(B) of the Code may be used in lieu of the highest rate specified in Section 11(b) of the Code if the Transferee has been subject to the alternative minimum tax under Section 55 of the Code in the preceding two years and will compute its taxable income in the current taxable year using the alternative minimum tax rate) and (ii) present values are computed using a discount rate equal to the short-term Federal rate prescribed by Section 1274(d) of the Code for the month of the transfer and the compounding period used by the Transferee.

ٱ The transfer of the Certificate complies with U.S. Treasury Regulations Sections 1.860E-1(c)(5) and (6) and, accordingly,

(i)

the Transferee is an “eligible corporation,” as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), as to which income from the Certificate will only be taxed in the United States;

(ii)

at the time of the transfer, and at the close of the Transferee’s two fiscal years preceding the year of the transfer, the Transferee had gross assets for financial reporting purposes (excluding any obligation of a person related to the Transferee within the meaning of U.S. Treasury Regulations Section 1.860E-1(c)(6)(ii)) in excess of $100 million and net assets in excess of $10 million;

(iii)

the Transferee will transfer the Certificate only to another “eligible corporation,” as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), in a transaction that satisfies the requirements of Sections 1.860E-1(c)(4)(i), (ii) and (iii) and Section 1.860E-1(c)(5) of the U.S. Treasury Regulations; and

(iv)

the Transferee determined the consideration paid to it to acquire the Certificate based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Transferee) that it has determined in good faith.

ٱ None of the above.

13.

 The Trasnferee (X) is not, and on _________________[date of transfer] (1) will not be acquiring the Certificate for, or on behalf of, an employee benefit plan or other retirement arrangement subject to section 406 of the employee retirement income security act of 1974, as amended (“ERISA”), or section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) or any entity deemed to hold the “plan assets” of the foregoing (collectively, a “Plan”) or (2) if the Transferee is an insurance company and such Certificate has been the subject of an “ERISA Qualifying Underwriting” (as defined in the Master Servicing and Trust Agreement), such transferee is purchasing the Certificate with funds contained in an insurance company general account and the conditions of Sections I and III of Prohibited Transaction Class Exemption 95-60 have been satisfied; or (Y) herewith delivers to the Securities Administrator an opinion of counsel satisfactory to the Securities Administrator, and upon which the Trustee, the Master Servicer, the Depositor and the Securities Administrator shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the prospective transferee will not result in any non-exempt prohibited transactions under Section 406 of ERISA or Section 4975 of the Code and will not subject the Trustee, the Master Servicer, the Depositor or the Securities Administrator to any obligation in addition to those undertaken by such parties in the Master Servicing and Trust Agreement, which opinion of counsel shall not be an expense of the trust fund or any or the above parties.

IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this      day of                   , 20  .

Print Name of Transferee

By:

Name:

Title:

[Corporate Seal]

ATTEST:

[Assistant] Secretary

Personally appeared before me the above named __________, known or proved to me to be the same person who executed the foregoing instrument and to be the ___________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

Subscribed and sworn before me this      day of          , 20  .

_______________________________

NOTARY PUBLIC

My Commission expires the __ day

of _________, 20__

EXHIBIT H

FORM OF TRANSFEROR CERTIFICATE

__________, 20__

GS Mortgage Securities Corp.

85 Broad Street

New York, New York 10004

Attention:

Wachovia Bank, National Association

401 South Tryon Street, 12th Floor

Charlotte, North Carolina 28288-1179

Attention: Structured Finance Trust Services

JPMorgan Chase Bank, as Securities Administrator

4 New York Plaza, 6th Floor

New York, New York 10004

Attention: Institutional Trust Services/Global Debt; GSAMP Mortgage Pass-Through Certificates, Series 2004-SEA1

GSAMP Trust 2004-SEA1, Mortgage Pass Through Certificates, Series 2004-SEA1 Class [   ]

Ladies and Gentlemen:

In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the “Act”), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act and (c) to the extent we are disposing of a Residual Certificate, (A) we have no knowledge the Transferee is not a Permitted Transferee and (B) after conducting a reasonable investigation of the financial condition of the Transferee, we have no knowledge and no reason to believe that the statements made in paragraphs 7, 10 and 11 of the Transferee’s Residual Transfer Affidavit are false.

Very truly yours,

Print Name of Transferor

By:

Authorized Officer

EXHIBIT I

FORM OF RULE 144A LETTER

____________, 20__

GS Mortgage Securities Corp.

85 Broad Street

New York, New York 10004

Attention:

Wachovia Bank, National Association

401 South Tryon Street, 12th Floor

Charlotte, North Carolina 28288-1179

Attention: Structured Finance Trust Services

JPMorgan Chase Bank, as Securities Administrator

4 New York Plaza, 6th Floor

New York, New York 10004

Attention: Institutional Trust Services/Global Debt; GSAMP Mortgage Pass-Through Certificates, Series 2004-SEA1

GSAMP Trust 2004-SEA1, Mortgage Pass Through Certificates, Series 2004-SEA1 Class [   ]

Ladies and Gentlemen:

In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d)  we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, and (e) we are a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2.  We are aware that the sale to us is being made in reliance on Rule 144A.  We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

ANNEX 1 TO EXHIBIT I

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees Other Than Registered Investment Companies]

The undersigned (the “Buyer”) hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

1.

As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

2.

In connection with purchases by the Buyer, the Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”), because (i) the Buyer owned and/or invested on a discretionary basis $               1 in securities (except for the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

____

Corporation, etc.  The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

____

Bank.  The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

____

Savings and Loan.  The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

________________

1

Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

____

Broker dealer.  The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

____

Insurance Company.  The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

____

State or Local Plan.  The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

____

ERISA Plan.  The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

____

Investment Advisor.  The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

____

Small Business Investment Company.  Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

____

Business Development Company.  Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

3.

The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit, (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

4.

For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published.  If clause (ii) in the preceding sentence applies, the securities may be valued at market.  Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer’s direction.  However, such securities were not included if the Buyer is a majority owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

5.

The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

6.

Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice is given, the Buyer’s purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase.  In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

Print Name of Transferor

By:

Name:

Title:

Date:

ANNEX 2 TO EXHIBIT I

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees That are Registered Investment Companies]

The undersigned (the “Buyer”) hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

1.

As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”), because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

2.

In connection with purchases by Buyer, the Buyer is a “qualified institutional buyer” as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer’s Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year.  For purposes of determining the amount of securities owned by the Buyer or the Buyer’s Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer’s Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published.  If clause (ii) in the preceding sentence applies, the securities may be valued at market.

____

The Buyer owned $             in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____

The Buyer is part of a Family of Investment Companies which owned in the aggregate $          in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3.

The term “Family of Investment Companies” as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

4.

The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer’s Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

5.

The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A.  In addition, the Buyer will only purchase for the Buyer’s own account.

6.

Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein.  Until such notice is given, the Buyer’s purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

_____________________________

Print Name of Transferor

By:___________________________

Name:

Title:

IF AN ADVISER:

__________________________________

Print Name of Buyer

Date:

EXHIBIT J

FORM OF ERISA TRANSFER AFFIDAVIT

STATE OF NEW YORK

)

) ss.:

COUNTY OF NEW YORK

)

The undersigned, being first duly sworn, deposes and says as follows:

1.

The undersigned is the ______________________ of (the “Investor”), a [corporation duly organized] and existing under the laws of __________, on behalf of which he makes this affidavit.

2.

The Investor either (X) is not, and on _________________[date of transfer] (1) will not be acquiring the Certificate for, or on behalf of, an employee benefit plan or other retirement arrangement subject to section 406 of the employee retirement income security act of 1974, as amended (“ERISA”), or section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) or any entity deemed to hold the “plan assets” of the foregoing (collectively, a “Plan”) or (2) if the transferee is an insurance company and such Certificate has been the subject of an “ERISA Qualifying Underwriting” (as defined in the Master Servicing and Trust Agreement), such transferee is purchasing the Certificate with funds contained in an insurance company general account and the conditions of Sections I and III of Prohibited Transaction Class Exemption 95-60 have been satisfied; or (Y) herewith delivers to the Securities Administrator an opinion of counsel satisfactory to the Securities Administrator, and upon which the Trustee, the Master Servicer, the Depositor and the Securities Administrator shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the prospective transferee will not result in any non-exempt prohibited transactions under Section 406 of ERISA or Section 4975 of the Code and will not subject the  Trustee, the Master Servicer, the Depositor or the Securities Administrator to any obligation in addition to those undertaken by such parties in the Master Servicing and Trust Agreement, which opinion of counsel shall not be an expense of the trust fund or any or the above parties.

3.

The Investor hereby acknowledges that under the terms of the Master Servicing and Trust Agreement (the “Agreement”) dated as of March 1, 2004, by and among GS Mortgage Securities Corp., as depositor, Chase Manhattan Mortgage Corporation, as master servicer, Wachovia Bank, National Association, as trustee, and JPMorgan Chase Bank, as securities administrator, no transfer of the ERISA-Restricted Certificates shall be permitted to be made to any person unless the Depositor and the Securities Administrator have received a certificate from such transferee in the form hereof.

IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to proper authority, by its duly authorized officer, duly attested, this ____ day of _______________, 20___.

_________________________________

[Investor]

By:______________________________

Name:

Title:

ATTEST:

_____________________________

STATE OF

)

)  ss:

COUNTY OF

)

Personally appeared before me the above-named ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the ____________________ of the Investor, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Investor.

Subscribed and sworn before me this _____ day of _________ 20___.

______________________________

NOTARY PUBLIC

My commission expires the

_____ day of __________, 20___.

EXHIBIT K

SALE AGREEMENTS

1.

Mortgage Loan Sale and Servicing Agreement between Bank of America, N.A., as seller and servicer, and Goldman Sachs Mortgage Company, as purchaser, dated as of June 1, 2003.

2.

Seller’s Warranties and Servicing Agreement between Goldman Sachs Mortgage Company, as purchaser, and GE Mortgage Services, LLC, as seller and servicer, dated as of December 1, 2003.

3.

Mortgage Loan Purchase and Warranties Agreement between Goldman Sachs Mortgage Company, as purchaser, and Bank of America, N.A., as seller, dated as of July 1, 2003.

4.

Mortgage Loan Purchase and Warranties Agreement between Goldman Sachs Mortgage Company, as purchaser, and Bank of America, N.A., as seller, dated as of December 1, 2003.

5.

Mortgage Loan Purchase and Warranties Agreement between Goldman Sachs Mortgage Company, as purchaser, and Fremont Investment & Loan, as seller, dated as of November 1, 2003.

6.

Loan Sale Agreement by and between Household Financial Services, Inc., as seller, and Goldman Sachs Mortgage Company, as buyer, dated as of September 6, 2002.

7.

Mortgage Loan Purchase Agreement by and between Nationscredit Financial Services Corporation (d/b/a Equicredit), as seller, and Goldman Sachs Mortgage Company, as buyer, dated as of August 1, 2001.

8.

Mortgage Loan Purchase Agreement by and between Nationscredit Financial Services Corporation (d/b/a Equicredit), as seller, and Goldman Sachs Mortgage Company, as buyer, dated as of December 31, 2001.

9.

Mortgage Loan Purchase Agreement between Goldman Sachs Mortgage Company, as purchaser, and Wells Fargo Home Mortgage, Inc., as seller, dated as of June 24, 2002.

10.

Mortgage Loan Purchase and Warranties Agreement between Goldman Sachs Mortgage Company, as purchaser, and First Franklin Financial Corporation, as seller, dated as of March 1, 2003.

11.

Mortgage Loan Purchase and Warranties Agreement between Goldman Sachs Mortgage Company, as purchaser, and NC Capital Corporation, as seller, dated as of May 1, 2003.

12.

Mortgage Loan Purchase and Warranties Agreement between Goldman Sachs Mortgage Company, as purchaser, and NC Capital Corporation, as seller, dated as of November 1, 2003.

13.

Seller’s Warranties and Servicing Agreement between Union Planters Bank, National Association, as seller, and Goldman Sachs Mortgage Company, as purchaser, dated as of June 30, 1999.

14.

Seller’s Warranties and Servicing Agreement between Wells Fargo Home Mortgage, Inc., as seller, and Goldman Sachs Mortgage Company, as purchaser, dated as of October 1, 2001.

15.

Seller’s Warranties and Servicing Agreement between Wells Fargo Home Mortgage, Inc., as seller, and Goldman Sachs Mortgage Company, as purchaser, dated as of November 1, 2002.

16.

Seller’s Warranties and Servicing Agreement between Wells Fargo Home Mortgage, Inc., as seller, and Goldman Sachs Mortgage Company, as purchaser, dated as of February 1, 2003.

EXHIBIT K (continued)

ASSIGNMENT AGREEMENTS

1.

Assignment, Assumption and Recognition Agreement among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, and ABN AMRO Mortgage Group, Inc. (as successor to Atlantic Mortgage & Investment Corporation), as servicer, dated as of March 1, 2004.

2.

Assignment, Assumption and Recognition Agreement among GS Mortgage Securities Corp., as depositor, GSAMP 2004-SEA1 Trust, as assignee, and ABN AMRO Mortgage Group, Inc. (as successor to Atlantic Mortgage & Investment Corporation), as servicer, and acknowledged by Chase Manhattan Mortgage Corporation, as master servicer, dated as of March 1, 2004.

3.

Assignment, Assumption and Recognition Agreement among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, and Bank of America, N.A., as seller and servicer, dated as of March 1, 2004.

4.

Assignment, Assumption and Recognition Agreement among GS Mortgage Securities Corp., as assignor, GSAMP 2004-SEA1 Trust, as assignee, and Bank of America, N.A., as seller and servicer, and acknowledged by Chase Manhattan Mortgage Corporation, as master servicer, dated as of March 1, 2004.

5.

Assignment, Assumption and Recognition Agreement among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, and Everhome Mortgage Company (formerly known as Alliance Mortgage Company), as servicer, dated as of March 1, 2004.

6.

Assignment, Assumption and Recognition Agreement among GS Mortgage Securities Corp., as depositor, GSAMP 2004-SEA1 Trust, as assignee, and Everhome Mortgage Company (formerly known as Alliance Mortgage Company), as servicer, and acknowledged by Chase Manhattan Mortgage Corporation, as master servicer, dated as of March 1, 2004.

7.

Assignment, Assumption and Recognition Agreement among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, and GE Mortgage Services, LLC, as servicer, dated as of March 1, 2004.

8.

Assignment, Assumption and Recognition Agreement among GS Mortgage Securities Corp., as depositor, GSAMP 2004-SEA1 Trust, as assignee, and GE Mortgage Services, LLC, as servicer, and acknowledged by Chase Manhattan Mortgage Corporation, as master servicer, dated as of March 1, 2004.

9.

Assignment, Assumption and Recognition Agreement among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, and GMAC Mortgage Corporation, as servicer, dated as of March 1, 2004.

10.

Assignment, Assumption and Recognition Agreement among GS Mortgage Securities Corp., as depositor, GSAMP 2004-SEA1 Trust, as assignee, and GMAC Mortgage Corporation, as servicer, and acknowledged by Chase Manhattan Mortgage Corporation, as master servicer, dated as of March 1, 2004.

11.

Assignment, Assumption and Recognition Agreement among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, NC Capital Corporation, as original seller, and Ocwen Federal Bank FSB, as servicer, dated as of March 1, 2004.

12.

Assignment, Assumption and Recognition Agreement among GS Mortgage Securities Corp., as depositor, GSAMP 2004-SEA1 Trust, as assignee, and Ocwen Federal Bank FSB, as servicer, and acknowledged by Chase Manhattan Mortgage Corporation, as master servicer, dated as of March 1, 2004.

13.

Assignment, Assumption and Recognition Agreement among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, and Union Planters Bank, National Association, as servicer, dated as of March 1, 2004.

14.

Assignment, Assumption and Recognition Agreement among GS Mortgage Securities Corp., as depositor, GSAMP 2004-SEA1 Trust, as assignee, and Union Planters Bank, National Association, as servicer, and acknowledged by Chase Manhattan Mortgage Corporation, as master servicer, dated as of March 1, 2004.

15.

Assignment, Assumption and Recognition Agreement among Goldman Sachs Mortgage Company, as assignor, GS Mortgage Securities Corp., as assignee, and Wells Fargo Home Mortgage, Inc., as servicer, dated as of March 1, 2004.

16.

Assignment, Assumption and Recognition Agreement among GS Mortgage Securities Corp., as depositor, GSAMP 2004-SEA1 Trust, as assignee, and Wells Fargo Home Mortgage, Inc., as servicer, and acknowledged by Chase Manhattan Mortgage Corporation, as master servicer, dated as of March 1, 2004.

EXHIBIT L

CUSTODIAL AGREEMENT